UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2022

Date of reporting period:	October 1, 2021 – March 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Balanced Fund

Semiannual report
3 | 31 | 22

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PABAX

Putnam Dynamic
Asset Allocation
Balanced Fund

Semiannual report
3 | 31 | 22

Message from the Trustees

May 10, 2022

Dear Fellow Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of higher inflation, interest-rate increases by the Federal Reserve, and the global impact of Russia’s attack on Ukraine. Regional surges in Covid-19 infections are also complicating global trade.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund’s target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions.

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders.

They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time.

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can have less volatility than an all-stock allocation in the long run.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 5 and pages 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

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This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/22. See page 4 and pages 11–12 for additional fund performance information. Index descriptions can be found on pages 17–18.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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How were investing conditions for the six-month reporting period ended March 31, 2022?

Overall, the investing environment was challenging for both stock and bond markets. At the start of the period, broad economic reopenings caused a surge in global demand. Supply chain bottlenecks and a global shortage in parts, materials, and labor ensued. U.S. inflation rose, and energy prices surged. The U.S. Federal Reserve turned hawkish and began tightening monetary policy. In November 2021, the Fed started to taper its $120 billion-per-month bond-buying program and signaled it would raise interest rates in 2022. The anticipation of rising interest rates curbed investors’ appetite for stocks.

The pandemic also contributed to uncertainty. In early December, the global spread of a new Covid-19 variant, Omicron, caused many countries to reinstate lockdowns. Investors grew concerned over the potential disruptions to global economic growth and public health. Fortunately, the Omicron outbreak was less severe than anticipated, and most countries eased their mobility restrictions by February 2022.

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Allocations are shown as a percentage of the fund’s net assets as of 3/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/22. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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Overseas, long-standing tensions in Europe culminated in Russia’s invasion of Ukraine on February 24, 2022. Many governments, including those in the U.S. and Europe, imposed sanctions on Russia, which drove up the price of oil, wheat, metals, and other global commodities. The U.S. dollar strengthened as investors began to favor safer-haven assets, including U.S. Treasuries. At its mid-March meeting, the Fed announced its first interest-rate hike since 2018, adding 0.25% to borrowing costs. The Fed also lowered its U.S. growth estimates and increased its inflation outlook for calendar 2022.

For the six-month reporting period, U.S. stocks returned 5.92%, as measured by the S&P 500 Index. Non-U.S. stocks in developed markets, as measured by the MSCI EAFE Index [ND], fared worse, returning –3.38%.

The U.S. 10-year Treasury yield, which helps set borrowing rates from mortgages to corporate debt, began the period at 1.48% and closed the six-month reporting period at 2.32%. Higher interest rates, coupled with geopolitical tensions, weighed on the corporate credit market. High-yield bonds returned –3.47%, as measured by the JPMorgan Developed High Yield Index. Investment-grade bonds returned –5.92%, as measured by the Bloomberg U.S. Aggregate Bond Index.

How did the fund perform for the reporting period?

The fund’s class A shares returned –1.40%, underperforming its primary benchmark, the Russell 3000 Index, which returned 3.51% for the period. The fund also underperformed its secondary custom benchmark, the Putnam Balanced Blended Benchmark, which returned –0.79% for the period.

What strategies affected fund performance relative to the custom benchmark during the reporting period?

Dynamic asset allocation decisions lifted performance, as we adjusted the portfolio’s tactical allocation mix several times over the period. The largest boost to fund performance came from our equity allocation decisions. These added value in the first quarter of calendar 2022, when the portfolio benefited from short-term overweight and underweight positions that took advantage of stock market volatility.

In fixed income, the portfolio benefited from a modest underweight position in interest-rate risk, as yields rose sharply with the Fed’s move toward tighter policy. We changed the position to neutral at the beginning of February 2022. Our positions in credit risk remained close to the portfolio’s custom benchmark and did not have a significant impact on fund results.

An out-of-benchmark, modest long position to commodity risk, implemented at the beginning of March 2022, was slightly additive to results. We anticipated that the war in Ukraine and the continued reduction in Covid restrictions would provide support for commodities.

Our active implementation decisions detracted from performance during the period. Our fundamental U.S. large-cap growth and international developed equity strategies weighed on results. Strategic global macroeconomic trades in equities and currencies contributed to modest losses. The portfolio experienced slight gains from our quantitative U.S. large-cap core and international developed equity strategies. Our fundamental U.S. large-cap value strategy also ended the period slightly positive.

How did the fund use derivatives for the period?

We used futures to help manage the fund’s exposure to market risk, hedge prepayment and interest-rate risks, gain exposure to interest rates, and equitize cash. We also used total return swaps to help hedge sector exposure; manage the fund’s exposure to specific sectors, industries, and securities; and gain exposure to a basket of securities, specific markets, countries, sectors, and industries.

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How is the fund positioned relative to the custom benchmark as of April 1, 2022?

The fund is positioned close to the custom benchmark as of April 1, 2022. The portfolio has a neutral position to equity risk and interest-rate risk and a slightly underweight position to credit risk. Tactically, the portfolio has an out-of-benchmark, modest long position to commodity risk, which was implemented at the beginning of March 2022. We made several changes to our tactical allocation near period-end. We moved our equity position from a modest underweight to neutral and our credit position from a modest overweight to a modest underweight.

What is your outlook for financial markets?

The first few months of 2022 saw significant volatility. High inflation, supply chain disruptions, monetary tightening, and the Russia-Ukraine War fueled sell-offs in stocks and bonds during the period. Looking ahead, we expect market volatility to persist and market sentiment to waver as these issues continue to plague markets, with no clear resolutions in sight, in our view.

Our current outlook on equities is neutral. Stocks are facing major headwinds, including a slowdown in earnings growth, higher interest rates, and ongoing geopolitical turmoil in Ukraine. We have refrained from taking a bearish position on equities given slightly bullish signals from our quantitative model, strong economic data, and the Fed’s aggressive efforts to tackle inflation.

In fixed income, our view on credit is modestly bearish. Assuming the pandemic transitions to an endemic, we believe the U.S. credit market is close to where it was in late 2019 before the pandemic began. In our view, the high-yield index has reached peak credit quality and has little room for improvement in the near term.

Our outlook on interest-rate-sensitive fixed income is neutral. Yields have moved higher due to a significant shift in Fed expectations, in our view. At the end of 2021, markets had priced in three interest-rate hikes for 2022. By the first quarter-end of calendar 2022, the Fed had raised rates by a quarter percentage point, and markets had priced in six additional rate hikes for 2022. We expect a balanced distribution

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Dynamic Asset Allocation Balanced Fund 9

of outcomes moving forward. Against this backdrop, we continue to have conviction in our investment strategies given our ability to adapt the portfolio to changing market conditions.

Thank you, Brett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund had no direct exposure to Russian or Ukrainian securities or markets at the end of the period. We are closely monitoring governmental actions, including the issuance of sanctions, and related market developments.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 3/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (2/7/94)
Before sales charge	7.18%	8.23%	7.83%	9.05%	4.31%	–1.40%
After sales charge	6.96	7.59	6.56	6.92	–1.69	–7.07
Class B (2/11/94)
Before CDSC	6.95	7.58	7.05	8.26	3.54	–1.75
After CDSC	6.95	7.58	6.74	7.40	–1.13	–6.18
Class C (9/1/94)
Before CDSC	6.93	7.58	7.04	8.26	3.54	–1.77
After CDSC	6.93	7.58	7.04	8.26	2.61	–2.65
Class P (8/31/16)
Net asset value	7.47	8.57	8.24	9.45	4.61	–1.27
Class R (1/21/03)
Net asset value	6.90	7.96	7.58	8.80	4.08	–1.48
Class R5 (7/2/12)
Net asset value	7.45	8.50	8.11	9.34	4.59	–1.28
Class R6 (7/2/12)
Net asset value	7.49	8.61	8.20	9.43	4.63	–1.23
Class Y (7/5/94)
Net asset value	7.45	8.50	8.11	9.35	4.61	–1.27

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

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Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Class B and C share performance reflects conversion to class A shares after eight years.

Comparative annualized index returns For periods ended 3/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Russell 3000 Index	10.41%	14.28%	15.40%	18.24%	11.92%	3.51%
Putnam Balanced
Blended Benchmark*	—†	8.97	9.53	10.89	4.57	–0.79
Lipper Mixed-Asset Target
Allocation Moderate
Funds category average‡	7.09	6.66	7.06	8.19	2.80	–1.14

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/22, there were 588, 573, 535, 485, 365, and 29 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/22

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	2		2	2	2	2	2	2	2
Income	$0.086		$0.017	$0.023	$0.118	$0.064	$0.105	$0.114	$0.107
Capital gains
Long-term gains	0.937		0.937	0.937	0.937	0.937	0.937	0.937	0.937
Short-term gains	0.827		0.827	0.827	0.827	0.827	0.827	0.827	0.827
Total	$1.850		$1.781	$1.787	$1.882	$1.828	$1.869	$1.878	$1.871
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/21	$17.92	$19.01	$17.87	$17.37	$17.97	$17.76	$17.97	$17.96	$17.97
3/31/22	15.89	16.86	15.85	15.35	15.93	15.74	15.94	15.93	15.94

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12 Dynamic Asset Allocation Balanced Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/21	0.94%	1.69%	1.69%	0.56%	1.19%	0.70%	0.60%	0.69%
Annualized expense ratio
for the six-month period
ended 3/31/22*	0.94%	1.69%	1.69%	0.57%	1.19%	0.71%	0.61%	0.69%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes one time annualized proxy costs of 0.01%.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/21 to 3/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.65	$8.35	$8.35	$2.82	$5.89	$3.52	$3.02	$3.42
Ending value (after expenses)	$986.00	$982.50	$982.30	$987.30	$985.20	$987.20	$987.70	$987.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (365).

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/22, use the following calculation method. To find the value of your investment on 10/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.73	$8.50	$8.50	$2.87	$5.99	$3.58	$3.07	$3.48
Ending value (after expenses)	$1,020.24	$1,016.50	$1,016.50	$1,022.09	$1,019.00	$1,021.39	$1,021.89	$1,021.49

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association

16 Dynamic Asset Allocation Balanced Fund

(Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large-and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000® Index, 35% the Bloomberg U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Dynamic Asset Allocation Balanced Fund 17

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2022, Putnam employees had approximately $530,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 Dynamic Asset Allocation Balanced Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Balanced Fund 19

The fund’s portfolio 3/31/22 (Unaudited)

COMMON STOCKS (67.8%)*	Shares	Value
Basic materials (2.9%)
AdvanSix, Inc.	5,177	$264,493
Alcoa Corp.	8,700	783,261
American Vanguard Corp.	2,618	53,198
Andersons, Inc. (The)	2,692	135,300
Anglo American PLC (London Exchange) (United Kingdom)	74,085	3,821,043
Archer-Daniels-Midland Co.	9,200	830,392
Arkema SA (France)	5,675	677,043
Atkore, Inc. †	5,483	539,747
Avery Dennison Corp.	9,900	1,722,303
Axalta Coating Systems, Ltd. †	31,913	784,422
Balchem Corp.	644	88,035
BHP Group, Ltd. (Australian ASE Exchange) (Australia)	50,833	1,979,943
BHP Group, Ltd. (London Exchange) (Australia)	9,855	377,841
BlueScope Steel, Ltd. (Australia)	78,614	1,214,790
Boise Cascade Co.	6,390	443,913
Brenntag SE (Germany)	46,317	3,745,147
Celanese Corp.	5,921	845,933
CF Industries Holdings, Inc.	7,900	814,174
Codexis, Inc. †	15,916	328,188
Compagnie de Saint-Gobain (France)	57,667	3,431,767
Constellium SE (France) †	26,729	481,122
Corteva, Inc.	91,431	5,255,454
Covestro AG (Germany)	20,350	1,028,249
CRH PLC (Ireland)	121,746	4,874,659
Dow, Inc.	12,896	821,733
DuPont de Nemours, Inc.	56,500	4,157,270
Eastman Chemical Co.	33,787	3,786,171
Eiffage SA (France)	11,142	1,142,029
Freeport-McMoRan, Inc. (Indonesia)	145,549	7,239,607
Innospec, Inc.	2,629	243,314
Intrepid Potash, Inc. †	2,318	190,401
James Hardie Industries PLC (CDI) (Australia)	36,824	1,108,174
Linde PLC	7,157	2,306,279
LyondellBasell Industries NV Class A	7,900	812,278
Materion Corp.	1,080	92,599
Minerals Technologies, Inc.	2,876	190,247
Misumi Group, Inc. (Japan)	5,400	160,670
Mueller Industries, Inc.	6,539	354,218
Nitto Denko Corp. (Japan)	4,800	344,003
NV5 Global, Inc. †	712	94,910
Olin Corp.	16,400	857,392
Orion Engineered Carbons SA (Luxembourg)	5,141	82,102
PotlatchDeltic Corp. R	9,489	500,355
PPG Industries, Inc.	18,710	2,452,320
Rio Tinto PLC (United Kingdom)	30,066	2,385,013
Sensient Technologies Corp.	1,060	88,987
Sherwin-Williams Co. (The)	12,242	3,055,849
Shin-Etsu Chemical Co., Ltd. (Japan)	11,700	1,782,908

20 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (67.8%)* cont.	Shares	Value
Basic materials cont.
Simpson Manufacturing Co., Inc.	735	$80,144
South32, Ltd. (Australia)	127,801	475,907
Standex International Corp.	1,287	128,597
Stepan Co.	1,282	126,674
Sterling Construction Co., Inc. †	3,882	104,038
Toyo Suisan Kaisha, Ltd. (Japan)	11,100	396,940
Tronox Holdings PLC Class A (United Kingdom)	26,238	519,250
UFP Industries, Inc.	6,891	531,710
Vat Group AG (Switzerland)	665	253,564
WestRock Co.	18,625	875,934
Weyerhaeuser Co. R	84,693	3,209,865
Zymergen, Inc. †	38,657	111,719
		75,583,588
Capital goods (4.0%)
A.O. Smith Corp.	12,500	798,625
Acuity Brands, Inc.	7,700	1,457,610
Aerojet Rocketdyne Holdings, Inc. †	13,258	521,702
AGCO Corp.	17,700	2,584,731
Albany International Corp. Class A	1,111	93,680
Allegion PLC (Ireland)	17,600	1,932,128
Allison Transmission Holdings, Inc.	20,800	816,608
Altra Industrial Motion Corp.	11,204	436,172
American Axle & Manufacturing Holdings, Inc. †	23,241	180,350
Argan, Inc.	3,073	124,733
Astec Industries, Inc.	2,344	100,792
Axon Enterprise, Inc. †	6,036	831,338
Barnes Group, Inc.	2,007	80,661
CAE, Inc. (Canada) †	46,554	1,211,748
Carrier Global Corp.	18,361	842,219
Casella Waste Systems, Inc. Class A †	1,109	97,204
Caterpillar, Inc.	4,100	913,562
Clean Harbors, Inc. †	8,600	960,104
CNH Industrial NV (United Kingdom)	108,570	1,719,106
Comfort Systems USA, Inc.	2,381	211,933
Crown Holdings, Inc.	6,702	838,353
CTS Corp.	2,586	91,389
Cummins, Inc.	3,912	802,390
Daikin Industries, Ltd. (Japan)	8,200	1,493,014
Deere & Co.	11,694	4,858,389
Donaldson Co., Inc.	13,600	706,248
Dover Corp.	5,400	847,260
Eaton Corp. PLC	24,701	3,748,624
Emerson Electric Co.	15,200	1,490,360
Encore Wire Corp.	1,588	181,143
ESCO Technologies, Inc.	1,207	84,393
Federal Signal Corp.	2,350	79,313
Fortive Corp.	72,240	4,401,583
Franklin Electric Co., Inc.	1,023	84,950
GEA Group AG (Germany)	18,587	767,949

Dynamic Asset Allocation Balanced Fund 21

COMMON STOCKS (67.8%)* cont.	Shares	Value
Capital goods cont.
General Dynamics Corp.	25,800	$6,222,444
Gentherm, Inc. †	1,225	89,474
Graco, Inc.	11,536	804,290
GrafTech International, Ltd.	8,855	85,185
HEICO Corp.	5,909	907,268
Hillenbrand, Inc.	9,338	412,459
Honeywell International, Inc.	31,286	6,087,630
Johnson Controls International PLC	160,665	10,534,804
Kaman Corp.	2,982	129,657
Koito Manufacturing Co., Ltd. (Japan)	11,300	457,472
Legrand SA (France)	7,640	726,312
Lockheed Martin Corp.	9,000	3,972,600
Manitowoc Co., Inc. (The) †	5,386	81,221
Mitsubishi Electric Corp. (Japan)	42,000	483,411
Moog, Inc. Class A	3,407	299,135
MRC Global, Inc. †	12,906	153,710
MYR Group, Inc. †	955	89,808
National Presto Industries, Inc.	1,096	84,337
Nordson Corp.	5,900	1,339,772
Northrop Grumman Corp.	16,201	7,245,411
O-I Glass, Inc. †	23,267	306,659
Otis Worldwide Corp.	29,033	2,234,089
Parker Hannifin Corp.	2,804	795,663
Raytheon Technologies Corp.	53,158	5,266,363
Republic Services, Inc.	26,800	3,551,000
Rheinmetall AG (Germany)	7,630	1,619,567
Ryerson Holding Corp.	4,144	145,123
Sandvik AB (Sweden)	72,835	1,546,316
Schneider Electric SE (France)	12,226	2,041,210
Shyft Group, Inc. (The)	2,163	78,106
Sight Sciences, Inc. †	5,618	64,944
Standard Motor Products, Inc.	2,023	87,272
Sturm Ruger & Co., Inc.	3,678	256,062
Terex Corp.	12,280	437,905
Textron, Inc.	30,600	2,276,028
Titan International, Inc. †	8,472	124,793
Titan Machinery, Inc. †	3,776	106,710
Toro Co. (The)	9,800	837,802
Toshiba Corp. (Japan)	4,100	155,577
Vinci SA (France)	4,029	411,915
Waste Connections, Inc.	12,232	1,708,810
Waste Management, Inc.	5,300	840,050
Watts Water Technologies, Inc. Class A	605	84,452
Zurn Water Solutions Corp.	13,095	463,563
		102,036,743
Communication services (1.9%)
American Tower Corp. R	28,110	7,061,795
AT&T, Inc.	319,904	7,559,332
Aviat Networks, Inc. †	3,112	95,756

22 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (67.8%)* cont.	Shares	Value
Communication services cont.
Cambium Networks Corp. †	6,272	$148,270
Charter Communications, Inc. Class A †	6,244	3,406,227
Cogeco Communications, Inc. (Canada)	18,513	1,532,396
Comcast Corp. Class A	152,002	7,116,734
Crown Castle International Corp. R	25,400	4,688,840
EchoStar Corp. Class A †	10,387	252,820
KDDI Corp. (Japan)	61,200	2,010,193
Koninklijke KPN NV (Netherlands)	305,616	1,061,409
Liberty Latin America, Ltd. Class C (Chile) †	32,401	310,726
Nippon Telegraph & Telephone Corp. (Japan)	53,700	1,560,353
Shenandoah Telecommunications Co.	4,365	102,927
SK Telecom Co., Ltd. (South Korea)	21,645	1,013,045
T-Mobile US, Inc. †	16,654	2,137,541
Telesat Corp. (Canada) †	4,337	71,561
Telstra Corp., Ltd. (Australia)	561,252	1,655,191
Verizon Communications, Inc.	110,710	5,639,567
		47,424,683
Communications equipment (0.1%)
Ciena Corp. †	14,296	866,766
Telefonaktiebolaget LM Ericsson Class B (Sweden)	212,831	1,947,400
Viavi Solutions, Inc. †	5,849	94,052
		2,908,218
Computers (4.8%)
A10 Networks, Inc.	21,132	294,791
Agilysys, Inc. †	2,337	93,200
Altair Engineering, Inc. Class A †	1,448	93,251
Apple, Inc.	500,822	87,448,530
Avid Technology, Inc. †	8,394	292,699
Brightcove, Inc. †	6,402	49,936
Cisco Systems, Inc./Delaware	163,300	9,105,608
CommVault Systems, Inc. †	7,431	493,047
Digi International, Inc. †	2,712	58,362
Dropbox, Inc. Class A †	36,923	858,460
Extreme Networks, Inc. †	38,433	469,267
Fortinet, Inc. †	2,700	922,698
NetScout Systems, Inc. †	3,087	99,031
Nutanix, Inc. Class A †	31,000	831,420
OneSpan, Inc. †	4,433	64,013
Outbrain, Inc. †	7,392	79,316
PlayAGS, Inc. †	4,755	31,716
Pure Storage, Inc. Class A †	23,800	840,378
Qualys, Inc. †	2,469	351,610
Roper Technologies, Inc.	1,890	892,515
ServiceNow, Inc. †	5,476	3,049,530
Snowflake, Inc. Class A †	27,783	6,365,919
Sprout Social, Inc. Class A †	7,738	619,969
SS&C Technologies Holdings, Inc.	10,923	819,443
Super Micro Computer, Inc. †	2,197	83,640

Dynamic Asset Allocation Balanced Fund 23

COMMON STOCKS (67.8%)* cont.	Shares	Value
Computers cont.
Synopsys, Inc. †	23,200	$7,731,864
Xperi Holding Corp.	18,801	325,633
		122,365,846
Conglomerates (0.4%)
3M Co.	5,528	823,009
AMETEK, Inc.	35,501	4,728,023
General Electric Co.	7,430	679,845
Mitsubishi Corp. (Japan)	70,700	2,663,841
SPX Corp. †	4,215	208,263
		9,102,981
Consumer cyclicals (10.9%)
Abercrombie & Fitch Co. Class A †	12,682	405,697
Amazon.com, Inc. †	15,599	50,851,960
Aramark	67,022	2,520,027
Aristocrat Leisure, Ltd. (Australia)	38,306	1,038,527
Arrowhead Pharmaceuticals, Inc. †	10,681	491,219
AutoZone, Inc. †	3,600	7,360,488
Beazer Homes USA, Inc. †	8,453	128,655
Berkeley Group Holdings PLC (The) (United Kingdom)	7,638	371,772
BJ’s Wholesale Club Holdings, Inc. †	60,007	4,057,073
Bluegreen Vacations Holding Corp. †	2,641	78,094
BlueLinx Holdings, Inc. †	2,194	157,705
Booking Holdings, Inc. †	1,351	3,172,756
Booz Allen Hamilton Holding Corp.	14,505	1,274,119
Boyd Gaming Corp. †	12,000	789,360
Brambles, Ltd. (Australia)	81,471	600,773
Caleres, Inc.	12,254	236,870
CIE Generale Des Etablissements Michelin SCA (France)	3,834	517,946
Cintas Corp.	2,255	959,254
CK Hutchison Holdings, Ltd. (Hong Kong)	380,500	2,789,697
CRA International, Inc.	1,003	84,513
Crocs, Inc. †	1,232	94,125
Daiwa House Industry Co., Ltd. (Japan)	44,300	1,157,371
Dillard’s, Inc. Class A	1,706	457,873
Dolby Laboratories, Inc. Class A	10,805	845,167
Entain PLC (United Kingdom) †	53,144	1,139,859
Entravision Communications Corp. Class A	17,846	114,393
Equifax, Inc.	6,702	1,589,044
Ethan Allen Interiors, Inc.	3,504	91,349
Expedia Group, Inc. †	4,539	888,146
FactSet Research Systems, Inc.	2,035	883,495
FleetCor Technologies, Inc. †	3,415	850,540
Flutter Entertainment PLC (Ireland) †	12,211	1,413,388
Ford Motor Co.	428,642	7,248,336
GAN, Ltd. (United Kingdom) †	19,649	94,708
Gartner, Inc. †	16,700	4,967,582
General Motors Co. †	94,966	4,153,813
Genuine Parts Co.	14,200	1,789,484
GMS, Inc. †	5,081	252,881

24 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (67.8%)* cont.	Shares	Value
Consumer cyclicals cont.
Golden Entertainment, Inc. †	3,795	$220,376
Goodyear Tire & Rubber Co. (The) †	29,108	415,953
Griffon Corp.	6,047	121,121
Group 1 Automotive, Inc.	514	86,265
Hermes International (France)	1,231	1,746,028
Hilton Worldwide Holdings, Inc. †	21,785	3,305,656
Home Depot, Inc. (The)	14,252	4,266,051
ICF International, Inc.	911	85,762
iHeartMedia, Inc. Class A †	22,428	424,562
Industria de Diseno Textil SA (Spain)	39,733	864,544
InterContinental Hotels Group PLC (United Kingdom) †	17,008	1,151,729
International Game Technology PLC	18,010	444,487
Interpublic Group of Cos., Inc. (The)	23,200	822,440
JD Sports Fashion PLC (United Kingdom)	645,777	1,250,547
JELD-WEN Holding, Inc. †	3,634	73,698
John Wiley & Sons, Inc. Class A	1,690	89,621
Kontoor Brands, Inc.	1,923	79,516
La Francaise des Jeux SAEM (France)	11,573	458,721
Laureate Education, Inc.	25,005	296,309
Liberty Media Corp.-SiriusXM Series A †	17,999	822,734
Live Nation Entertainment, Inc. †	23,205	2,729,836
LiveRamp Holdings, Inc. †	8,302	310,412
Lowe’s Cos., Inc.	3,599	727,682
Lululemon Athletica, Inc. (Canada) †	9,105	3,325,419
LVMH Moet Hennessy Louis Vuitton SA (France)	4,580	3,261,278
Macy’s, Inc.	26,886	654,943
MarineMax, Inc. †	1,943	78,225
Marriott International, Inc./MD Class A †	28,100	4,938,575
Masonite International Corp. †	1,327	118,023
Mastercard, Inc. Class A	23,146	8,271,917
MasterCraft Boat Holdings, Inc. †	2,608	64,183
Medifast, Inc.	460	78,559
Modine Manufacturing Co. †	5,636	50,780
Moncler SpA (Italy)	9,878	550,103
Movado Group, Inc.	2,268	88,565
NeoGames SA (Israel) †	2,635	40,658
Network International Holdings PLC (United Arab Emirates) †	360,356	1,319,627
New York Times Co. (The) Class A	18,583	851,845
News Corp. Class A	37,015	819,882
Nike, Inc. Class B	27,104	3,647,114
Nintendo Co., Ltd. (Japan)	4,000	2,018,251
O’Reilly Automotive, Inc. †	20,368	13,951,266
Oxford Industries, Inc.	1,027	92,944
Pandora A/S (Denmark)	11,003	1,040,992
PayPal Holdings, Inc. †	24,535	2,837,473
Pitney Bowes, Inc.	48,833	253,932
Porsche Automobil Holding SE (Preference) (Germany)	14,404	1,395,455
PROG Holdings, Inc. †	3,156	90,798
Publicis Groupe SA (France)	46,303	2,812,744

Dynamic Asset Allocation Balanced Fund 25

COMMON STOCKS (67.8%)* cont.	Shares	Value
Consumer cyclicals cont.
PulteGroup, Inc.	80,901	$3,389,752
QuinStreet, Inc. †	8,972	104,075
Quotient Technology, Inc. †	13,068	83,374
RE/MAX Holdings, Inc. Class A	2,800	77,644
Red Rock Resorts, Inc. Class A	11,536	560,188
Rivian Automotive, Inc. Class A †	17,700	889,248
Ross Stores, Inc.	9,600	868,416
Ryohin Keikaku Co., Ltd. (Japan)	7,500	87,468
Scholastic Corp.	2,150	86,602
Signet Jewelers, Ltd.	6,469	470,296
Skyline Champion Corp. †	6,993	383,776
Smith & Wesson Brands, Inc.	25,981	393,093
Sofina SA (Belgium)	607	220,127
Sonos, Inc. †	18,560	523,763
Sony Group Corp. (Japan)	51,300	5,294,723
SP Plus Corp. †	2,076	65,103
Stellantis NV (Italy)	110,112	1,781,877
Steven Madden, Ltd.	2,198	84,931
Tapestry, Inc.	21,700	806,155
Target Corp.	56,055	11,895,993
Terminix Global Holdings, Inc. †	18,300	835,029
Tesla, Inc. †	22,505	24,251,388
Thomson Reuters Corp. (Canada)	16,178	1,756,461
Tilly’s, Inc. Class A	8,617	80,655
TJX Cos., Inc. (The)	54,236	3,285,617
Toll Brothers, Inc.	16,955	797,224
Toyota Motor Corp. (Japan)	16,800	300,947
Travel + Leisure Co.	14,065	814,926
TRI Pointe Homes, Inc. †	19,547	392,504
TuSimple Holdings, Inc. Class A †	32,800	400,160
United Rentals, Inc. †	7,893	2,803,673
Universal Electronics, Inc. †	1,148	35,864
Universal Music Group NV (Netherlands)	205,546	5,456,752
Vail Resorts, Inc.	3,379	879,452
Vectrus, Inc. †	1,229	44,072
Vista Outdoor, Inc. †	10,294	367,393
Visteon Corp. †	4,651	507,564
Volvo AB Class B (Sweden)	31,002	578,234
Walmart, Inc.	150,284	22,380,293
Walt Disney Co. (The) †	6,040	828,446
Wesfarmers, Ltd. (Australia)	51,763	1,944,971
World Fuel Services Corp.	12,272	331,835
Wyndham Hotels & Resorts, Inc.	12,000	1,016,280
Yamaha Motor Co., Ltd. (Japan)	68,700	1,539,635
		279,061,639
Consumer staples (4.4%)
ACCO Brands Corp.	14,465	115,720
Airbnb, Inc. Class A †	8,767	1,505,820
Asahi Group Holdings, Ltd. (Japan)	52,800	1,916,829

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (67.8%)* cont.	Shares	Value
Consumer staples cont.
Bloomin’ Brands, Inc.	4,849	$106,387
Cargurus, Inc. †	12,840	545,186
Carlsberg A/S Class B (Denmark)	3,782	461,761
Cars.com, Inc. †	9,864	142,338
ChannelAdvisor Corp. †	4,902	81,226
Chipotle Mexican Grill, Inc. †	1,667	2,637,244
Coca-Cola Co. (The)	135,400	8,394,800
Coca-Cola Consolidated, Inc.	632	314,009
Coca-Cola Europacific Partners PLC (United Kingdom)	47,939	2,330,315
Coca-Cola HBC AG (Italy)	22,738	474,179
Coles Group, Ltd. (Australia)	110,277	1,469,854
Colgate-Palmolive Co.	92,782	7,035,659
Copart, Inc. †	6,800	853,196
CoreCivic, Inc. †	18,991	212,129
Costco Wholesale Corp.	10,498	6,045,274
Diageo PLC (United Kingdom)	104,353	5,274,334
DoorDash, Inc. Class A †	7,200	843,768
Estee Lauder Cos., Inc. (The) Class A	8,918	2,428,550
EverQuote, Inc. Class A †	8,528	137,983
Ferguson PLC (United Kingdom)	12,410	1,684,533
G-III Apparel Group, Ltd. †	3,268	88,399
Heidrick & Struggles International, Inc.	2,813	111,339
Herc Holdings, Inc.	609	101,758
Hershey Co. (The)	4,010	868,686
Hostess Brands, Inc. †	12,467	273,526
Imperial Brands PLC (United Kingdom)	69,123	1,455,457
Ingles Markets, Inc. Class A	1,978	176,141
ITOCHU Corp. (Japan)	26,300	892,150
Itron, Inc. †	10,332	544,290
Jeronimo Martins SGPS SA (Portugal)	100,528	2,408,328
John B. Sanfilippo & Son, Inc.	1,077	89,865
Keurig Dr Pepper, Inc.	87,649	3,321,897
Kforce, Inc.	2,693	199,201
Koninklijke Ahold Delhaize NV (Netherlands)	59,418	1,910,065
Korn Ferry	7,769	504,519
L’Oreal SA (France)	6,563	2,626,944
ManpowerGroup, Inc.	10,400	976,768
McDonald’s Corp.	19,700	4,871,416
McDonald’s Holdings Co. (Japan), Ltd. (Japan)	19,200	799,702
Nestle SA (Switzerland)	16,022	2,079,989
Netflix, Inc. †	2,279	853,691
Nissin Food Products Co., Ltd. (Japan)	6,500	456,446
PepsiCo, Inc.	30,565	5,115,970
Perdoceo Education Corp. †	18,649	214,091
Philip Morris International, Inc.	93,800	8,811,572
Primo Water Corp.	19,498	277,847
Procter & Gamble Co. (The)	83,446	12,750,549
Recruit Holdings Co., Ltd. (Japan)	24,900	1,090,054
Resideo Technologies, Inc. †	3,445	82,094

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (67.8%)* cont.	Shares	Value
Consumer staples cont.
Resources Connection, Inc.	3,039	$52,088
Sally Beauty Holdings, Inc. †	25,252	394,689
Simply Good Foods Co. (The) †	7,842	297,604
Starbucks Corp.	28,700	2,610,839
Swedish Match AB (Sweden)	103,063	775,244
TriNet Group, Inc. †	5,478	538,816
TrueCar, Inc. †	23,053	91,059
Tyson Foods, Inc. Class A	10,820	969,797
Uber Technologies, Inc. †	127,505	4,549,379
Udemy, Inc. †	7,265	90,522
Ulta Beauty, Inc. †	2,100	836,262
United Natural Foods, Inc. †	9,831	406,512
USANA Health Sciences, Inc. †	1,039	82,549
Veritiv Corp. †	2,648	353,746
Wendy’s Co. (The)	39,847	875,439
Yakult Honsha Co., Ltd. (Japan)	13,500	720,559
		112,608,952
Electronics (3.2%)
Advanced Micro Devices, Inc. †	35,804	3,914,810
Agilent Technologies, Inc.	23,600	3,122,988
Alpha & Omega Semiconductor, Ltd. †	8,987	491,140
Ambarella, Inc. †	1,034	108,487
CEVA, Inc. †	3,423	139,145
Cirrus Logic, Inc. †	9,682	820,937
Garmin, Ltd.	10,700	1,269,127
Hoya Corp. (Japan)	34,900	3,982,498
Intel Corp.	17,356	860,163
Knowles Corp. †	14,934	321,529
Lattice Semiconductor Corp. †	7,506	457,491
MACOM Technology Solutions Holdings, Inc. †	8,650	517,876
Marvell Technology, Inc.	50,342	3,610,025
Minebea Mitsumi, Inc. (Japan)	27,800	605,592
Monolithic Power Systems, Inc.	1,728	839,255
NVIDIA Corp.	122,501	33,425,623
NXP Semiconductors NV	9,505	1,759,185
Omron Corp. (Japan)	10,200	680,062
Qualcomm, Inc.	112,449	17,184,456
Semtech Corp. †	7,466	517,692
Shimadzu Corp. (Japan)	28,400	977,947
Synaptics, Inc. †	2,142	427,329
Texas Instruments, Inc.	10,796	1,980,850
Thales SA (France)	23,152	2,923,516
Vishay Intertechnology, Inc.	4,502	88,239
Vontier Corp.	63,112	1,602,414
		82,628,376
Energy (2.7%)
Antero Resources Corp. †	24,632	752,015
APA Corp.	25,606	1,058,296
BP PLC (United Kingdom)	392,796	1,919,607

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (67.8%)* cont.	Shares	Value
Energy cont.
California Resources Corp.	11,950	$534,524
Cheniere Energy, Inc.	5,800	804,170
Chevron Corp.	34,800	5,666,484
ConocoPhillips	77,713	7,771,300
DCC PLC (Ireland)	13,724	1,063,677
Denbury, Inc. †	7,271	571,282
Enterprise Products Partners LP	76,543	1,975,575
EOG Resources, Inc.	12,909	1,539,140
Equinor ASA (Norway)	54,482	2,044,336
Exxon Mobil Corp.	120,253	9,931,695
Golar LNG, Ltd. (Norway) †	8,109	200,941
Halliburton Co.	76,100	2,881,907
Marathon Oil Corp.	38,907	976,955
Marathon Petroleum Corp.	25,215	2,155,883
NOW, Inc. †	39,265	433,093
Oasis Petroleum, Inc.	6,371	932,077
Occidental Petroleum Corp.	13,700	777,338
Oceaneering International, Inc. †	24,449	370,647
Ovintiv, Inc.	16,970	917,568
Phillips 66	14,400	1,244,016
Schlumberger, Ltd.	19,300	797,283
Shell PLC (London Exchange) (United Kingdom)	266,905	7,324,875
Shell PLC (Euronext Amsterdan Exchange) (United Kingdom)	158,837	4,375,167
SM Energy Co.	14,279	556,167
SunCoke Energy, Inc.	16,522	147,211
Talos Energy, Inc. †	8,383	132,368
Targa Resources Corp.	42,400	3,199,928
Valero Energy Corp.	56,076	5,693,957
Warrior Met Coal, Inc.	4,186	155,342
		68,904,824
Financials (9.8%)
3i Group PLC (United Kingdom)	58,943	1,066,215
AIA Group, Ltd. (Hong Kong)	213,400	2,234,177
Alexander & Baldwin, Inc. R	5,730	132,879
Allianz SE (Germany)	11,199	2,674,259
Allstate Corp. (The)	6,000	831,060
Ally Financial, Inc.	85,700	3,726,236
American Campus Communities, Inc. R	15,036	841,565
American Equity Investment Life Holding Co.	3,462	138,168
American Financial Group, Inc.	6,054	881,583
American International Group, Inc.	68,894	4,324,476
Ameriprise Financial, Inc.	17,800	5,346,408
Ameris Bancorp	1,870	82,056
AMERISAFE, Inc.	1,742	86,525
Apartment Income REIT Corp.	15,832	846,379
Apollo Global Management, Inc.	49,894	3,092,929
Apple Hospitality REIT, Inc.	11,907	213,969
Arch Capital Group, Ltd. †	8,800	426,096
Argo Group International Holdings, Ltd. (Bermuda)	2,997	123,716

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (67.8%)* cont.	Shares	Value
Financials cont.
Armada Hoffler Properties, Inc. R	5,653	$82,534
Associated Banc-Corp.	4,144	94,317
Assured Guaranty, Ltd.	67,104	4,271,841
Atlantic Union Bankshares Corp.	4,733	173,654
AvalonBay Communities, Inc. R	3,600	894,132
Aviva PLC (United Kingdom)	236,561	1,396,400
AXA SA (France)	148,132	4,326,034
Axis Capital Holdings, Ltd.	14,400	870,768
Banco Bilbao Vizcaya Argentaria SA (Spain)	315,885	1,806,158
Banco Latinoamericano de Comercio Exterior SA (Panama)	3,147	49,030
Banco Santander SA (Spain)	675,850	2,293,135
Bank Leumi Le-Israel BM (Israel)	168,037	1,803,886
Bank of America Corp.	226,978	9,356,033
Bank of Ireland Group PLC (Ireland) †	405,147	2,573,759
Banner Corp.	3,137	183,609
Berkshire Hathaway, Inc. Class B †	6,789	2,395,906
BGC Partners, Inc. Class A	59,136	260,198
BlackRock, Inc.	1,099	839,823
Blackstone, Inc.	6,796	862,684
Blucora, Inc. †	5,615	109,773
BNP Paribas SA (France)	45,135	2,569,862
BOC Hong Kong Holdings, Ltd. (Hong Kong)	240,000	903,077
Boston Properties, Inc. R	24,516	3,157,661
BrightSpire Capital, Inc. R	9,578	88,597
Brixmor Property Group, Inc. R	33,107	854,492
Brookline Bancorp, Inc.	5,927	93,765
Byline Bancorp, Inc.	1,929	51,466
Capital One Financial Corp.	22,864	3,001,815
Carlyle Group, Inc. (The)	17,671	864,289
Cathay General Bancorp	10,352	463,252
CBRE Group, Inc. Class A †	37,900	3,468,608
Central Pacific Financial Corp.	3,019	84,230
Charles Schwab Corp. (The)	19,407	1,636,204
Chubb, Ltd.	4,036	863,300
Citigroup, Inc.	277,256	14,805,470
City Office REIT, Inc. (Canada)	6,022	106,349
CK Asset Holdings, Ltd. (Hong Kong)	193,159	1,320,188
CNO Financial Group, Inc.	20,442	512,890
ConnectOne Bancorp, Inc.	2,773	88,764
Corporate Office Properties Trust R	3,389	96,722
Cowen, Inc. Class A	3,327	90,162
CubeSmart R	52,200	2,715,966
Cushman & Wakefield PLC †	22,409	459,609
Customers Bancorp, Inc. †	7,374	384,480
Dai-ichi Life Holdings, Inc. (Japan)	50,700	1,031,441
DBS Group Holdings, Ltd. (Singapore)	176,400	4,637,616
Deutsche Boerse AG (Germany)	17,300	3,107,750
Dexus (Australia) R	73,302	596,547
Discover Financial Services	7,492	825,543

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (67.8%)* cont.	Shares	Value
Financials cont.
Eagle Bancorp, Inc.	2,328	$132,719
East West Bancorp, Inc.	20,900	1,651,518
EastGroup Properties, Inc. R	3,309	672,654
Employers Holdings, Inc.	2,328	95,495
Enterprise Financial Services Corp.	3,633	171,877
Equitable Holdings, Inc.	121,465	3,754,483
Equity Lifestyle Properties, Inc. R	11,300	864,224
Essent Group, Ltd.	12,584	518,587
Essential Properties Realty Trust, Inc. R	15,713	397,539
Evercore, Inc. Class A	7,378	821,319
Everest Re Group, Ltd.	2,800	843,864
Exor NV (Netherlands)	8,851	675,084
Extra Space Storage, Inc. R	4,200	863,520
Fidelity National Financial, Inc.	38,300	1,870,572
First BanCorp/Puerto Rico (Puerto Rico)	35,050	459,856
First Busey Corp.	3,898	98,775
First Commonwealth Financial Corp.	6,049	91,703
First Financial Corp./IN	2,467	106,772
First Foundation, Inc.	3,588	87,153
First Industrial Realty Trust, Inc. R	14,307	885,746
Flushing Financial Corp.	2,136	47,740
Four Corners Property Trust, Inc. R	3,319	89,746
Fulton Financial Corp.	16,438	273,200
Gaming and Leisure Properties, Inc. R	101,978	4,785,828
Genworth Financial, Inc. Class A †	127,078	480,355
Gjensidige Forsikring ASA (Norway)	12,112	300,476
Goldman Sachs Group, Inc. (The)	45,655	15,070,716
Goodman Group (Australia) R	111,995	1,902,209
Granite Point Mortgage Trust, Inc. R	7,665	85,235
Great Southern Bancorp, Inc.	1,265	74,648
Hana Financial Group, Inc. (South Korea)	52,689	2,103,421
Hancock Whitney Corp.	10,385	541,578
Hanmi Financial Corp.	3,567	87,784
Heartland Financial USA, Inc.	3,131	149,756
Hilltop Holdings, Inc.	7,694	226,204
HomeStreet, Inc.	3,549	168,152
Hope Bancorp, Inc.	20,867	335,541
Horace Mann Educators Corp.	8,064	337,317
Horizon Bancorp, Inc./IN	4,433	82,764
Iida Group Holdings Co., Ltd. (Japan)	20,500	354,852
Independent Bank Corp./MI	2,210	48,620
Industrial Logistics Properties Trust R	12,369	280,405
International Bancshares Corp.	2,172	91,680
Investor AB Class B (Sweden)	77,044	1,673,089
Invitation Homes, Inc. R	21,100	847,798
Israel Discount Bank, Ltd. Class A (Israel)	114,538	711,676
Jones Lang LaSalle, Inc. †	7,800	1,867,788
JPMorgan Chase & Co.	182,044	24,816,238
Kennedy-Wilson Holdings, Inc.	4,931	120,267

Dynamic Asset Allocation Balanced Fund 31

COMMON STOCKS (67.8%)* cont.	Shares	Value
Financials cont.
KeyCorp	63,829	$1,428,493
Lamar Advertising Co. Class A R	7,500	871,350
LendingClub Corp. †	18,227	287,622
Life Storage, Inc. R	18,100	2,541,783
Link REIT (The) (Hong Kong)	14,400	122,737
London Stock Exchange Group PLC (United Kingdom)	14,498	1,514,689
LPL Financial Holdings, Inc.	4,327	790,456
Marsh & McLennan Cos., Inc.	5,566	948,558
Meta Financial Group, Inc.	6,783	372,522
MetLife, Inc.	111,900	7,864,332
MFA Financial, Inc. R	75,229	303,173
MGIC Investment Corp.	59,159	801,604
Midland States Bancorp, Inc.	2,238	64,589
Mitsubishi UFJ Financial Group, Inc. (Japan)	462,300	2,869,577
Mizrahi Tefahot Bank, Ltd. (Israel)	4,181	162,640
Moelis & Co. Class A	1,932	90,707
Mr. Cooper Group, Inc. †	10,752	491,044
National Bank Holdings Corp. Class A	3,043	122,572
National Health Investors, Inc. R	1,679	99,078
National Storage Affiliates Trust R	8,888	557,811
Navient Corp.	25,839	440,297
NBT Bancorp, Inc.	3,955	142,894
New Residential Investment Corp. R	78,428	861,139
New York Mortgage Trust, Inc. R	24,371	88,954
Nicolet Bankshares, Inc. †	540	50,528
NN Group NV (Netherlands)	3,107	156,595
OceanFirst Financial Corp.	6,194	124,499
OFG Bancorp (Puerto Rico)	5,467	145,641
Old Republic International Corp.	31,393	812,137
OneMain Holdings, Inc.	17,442	826,925
Oportun Financial Corp. †	3,135	45,019
Orion Office REIT, Inc. †	25,360	355,040
Outfront Media, Inc. R	19,877	565,103
Partners Group Holding AG (Switzerland)	1,383	1,718,194
PennyMac Financial Services, Inc.	7,415	394,478
Peoples Bancorp, Inc./OH	1,634	51,161
Piedmont Office Realty Trust, Inc. Class A R	16,667	287,006
Piper Sandler Cos.	1,541	202,256
PNC Financial Services Group, Inc. (The)	25,294	4,665,478
Popular, Inc. (Puerto Rico)	10,016	818,708
Preferred Bank	1,387	102,763
ProAssurance Corp.	4,428	119,025
Prologis, Inc. R	5,650	912,362
Prudential PLC (United Kingdom)	118,351	1,748,254
PS Business Parks, Inc. R	1,752	294,476
Public Storage R	2,900	1,131,812
QCR Holdings, Inc.	1,457	82,452
Radian Group, Inc.	4,396	97,635
Realogy Holdings Corp. †	23,590	369,891

32 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (67.8%)* cont.	Shares	Value
Financials cont.
Redwood Trust, Inc. R	25,303	$266,441
Reinsurance Group of America, Inc.	8,027	878,635
Retail Opportunity Investments Corp. R	20,113	389,991
RMR Group, Inc. (The) Class A	1,837	57,131
RPT Realty R	11,609	159,856
S&T Bancorp, Inc.	1,666	49,280
Safety Insurance Group, Inc.	879	79,857
Sculptor Capital Management, Inc.	7,137	99,418
SEI Investments Co.	13,914	837,762
Selective Insurance Group, Inc.	1,182	105,624
Simon Property Group, Inc. R	6,087	800,806
SITE Centers Corp. R	5,904	98,656
SLM Corp.	57,500	1,055,700
Starwood Property Trust, Inc. R	34,067	823,399
State Street Corp.	22,761	1,982,938
Stewart Information Services Corp.	3,898	236,258
Sumitomo Mitsui Financial Group, Inc. (Japan)	26,500	845,727
Sumitomo Realty & Development Co., Ltd. (Japan)	9,000	248,769
Sunstone Hotel Investors, Inc. † R	43,628	513,938
SVB Financial Group †	1,425	797,216
Synchrony Financial	22,367	778,595
Terreno Realty Corp. R	1,196	88,564
TPG RE Finance Trust, Inc. R	9,190	108,534
UBS Group AG (Switzerland)	128,624	2,512,928
UMB Financial Corp.	3,701	359,589
United Fire Group, Inc.	2,406	74,754
United Overseas Bank, Ltd. (Singapore)	79,400	1,862,410
Universal Insurance Holdings, Inc.	6,772	91,354
Unum Group	35,073	1,105,150
Urban Edge Properties R	5,175	98,843
Virtu Financial, Inc. Class A	23,400	870,948
Virtus Investment Partners, Inc.	1,137	272,869
Visa, Inc. Class A	32,602	7,230,146
W.R. Berkley Corp.	13,741	915,013
Washington Federal, Inc.	5,872	192,719
Wells Fargo & Co.	15,848	767,994
WesBanco, Inc.	5,439	186,884
Zurich Insurance Group AG (Switzerland)	1,415	697,635
		252,069,418
Government (—%)
Poste Italiane SpA (Italy)	25,893	293,735
		293,735
Health care (9.0%)
Abbott Laboratories	93,000	11,007,480
AbbVie, Inc.	92,619	15,014,466
Abcam PLC (United Kingdom) †	42,763	772,578
ABIOMED, Inc. †	2,877	952,977
Accuray, Inc. †	25,689	85,031
Agenus, Inc. †	106,664	262,393

Dynamic Asset Allocation Balanced Fund 33

COMMON STOCKS (67.8%)* cont.	Shares	Value
Health care cont.
Alector, Inc. †	21,862	$311,534
Align Technology, Inc. †	1,969	858,484
Alkermes PLC †	15,967	420,092
Allakos, Inc. †	25,377	144,649
AmerisourceBergen Corp.	5,862	906,910
Amgen, Inc.	3,626	876,839
AMN Healthcare Services, Inc. †	5,262	548,984
AnaptysBio, Inc. †	3,063	75,779
AngioDynamics, Inc. †	4,088	88,056
Anthem, Inc.	13,755	6,756,731
Arbutus Biopharma Corp. †	28,233	84,134
Arvinas, Inc. †	696	46,841
AstraZeneca PLC (United Kingdom)	28,932	3,836,706
AstraZeneca PLC ADR (United Kingdom)	71,979	4,775,087
AtriCure, Inc. †	2,313	151,895
Avanos Medical, Inc. †	3,051	102,209
Baxter International, Inc.	10,681	828,205
Bio-Rad Laboratories, Inc. Class A †	1,446	814,431
BioCryst Pharmaceuticals, Inc. †	8,392	136,454
Bluebird Bio, Inc. †	51,631	250,410
Boston Scientific Corp. †	19,260	853,025
Bristol-Myers Squibb Co.	40,072	2,926,458
Brookdale Senior Living, Inc. †	17,748	125,123
Cara Therapeutics, Inc. †	16,316	198,239
Cardinal Health, Inc.	15,784	894,953
Chimerix, Inc. †	15,509	71,031
Chinook Therapeutics, Inc. †	6,664	109,023
Cigna Corp.	3,610	864,992
Computer Programs and Systems, Inc. †	3,119	107,450
Crinetics Pharmaceuticals, Inc. †	5,077	111,440
CVS Health Corp.	8,014	811,097
Danaher Corp.	24,404	7,158,426
DexCom, Inc. †	6,845	3,501,902
Eagle Pharmaceuticals, Inc./DE †	1,788	88,488
Edwards Lifesciences Corp. †	45,321	5,335,188
Eli Lilly and Co.	22,256	6,373,451
Enanta Pharmaceuticals, Inc. †	5,277	375,617
Eurofins Scientific (Luxembourg)	9,320	923,918
Exelixis, Inc. †	38,600	875,062
FibroGen, Inc. †	23,529	282,819
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	13,251	222,662
Fulgent Genetics, Inc. †	6,989	436,183
Getinge AB Class B (Sweden)	20,959	834,273
Glaukos Corp. †	2,263	130,847
GlaxoSmithKline PLC (United Kingdom)	77,792	1,677,502
HCA Healthcare, Inc.	16,696	4,184,352
Hologic, Inc. †	25,700	1,974,274
ICON PLC (Ireland) †	7,286	1,772,101
IDEXX Laboratories, Inc. †	5,656	3,094,171

34 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (67.8%)* cont.	Shares	Value
Health care cont.
IGM Biosciences, Inc. †	2,422	$64,740
Illumina, Inc. †	2,537	886,428
ImmunityBio, Inc. †	35,174	197,326
ImmunoGen, Inc. †	42,076	200,282
Inari Medical, Inc. †	1,173	106,321
Incyte Corp. †	12,121	962,650
Inspire Medical Systems, Inc. †	2,720	698,197
Integer Holdings Corp. †	1,123	90,480
Intercept Pharmaceuticals, Inc. †	5,799	94,350
Intuitive Surgical, Inc. †	9,896	2,985,426
Ipsen SA (France)	3,850	480,936
IQVIA Holdings, Inc. †	32,846	7,594,324
iTeos Therapeutics, Inc. †	7,780	250,360
Johnson & Johnson	34,978	6,199,151
Jounce Therapeutics, Inc. †	10,107	68,627
Laboratory Corp. of America Holdings †	5,200	1,371,032
LivaNova PLC (United Kingdom) †	1,171	95,823
Lonza Group AG (Switzerland)	6,324	4,581,632
MacroGenics, Inc. †	10,011	88,197
Masimo Corp. †	5,300	771,362
McKesson Corp.	33,565	10,275,253
Medpace Holdings, Inc. †	575	94,064
Medtronic PLC	47,600	5,281,220
Merck & Co., Inc.	234,998	19,281,586
Merck KGaA (Germany)	20,609	4,316,119
Meridian Bioscience, Inc. †	10,263	266,427
Merit Medical Systems, Inc. †	1,318	87,673
Moderna, Inc. †	18,300	3,152,358
Molina Healthcare, Inc. †	7,500	2,501,925
Natus Medical, Inc. †	3,968	104,279
NextGen Healthcare, Inc. †	9,658	201,949
NGM Biopharmaceuticals, Inc. †	7,583	115,641
Novartis AG (Switzerland)	39,649	3,477,275
Novavax, Inc. †	10,300	758,595
Novo Nordisk A/S Class B (Denmark)	31,290	3,465,263
Ono Pharmaceutical Co., Ltd. (Japan)	15,900	399,321
Option Care Health, Inc. †	15,264	435,940
Ortho Clinical Diagnostics Holdings PLC †	13,660	254,896
Orthofix Medical, Inc. (Netherlands) †	3,290	107,583
Pfizer, Inc.	92,690	4,798,561
Precision BioSciences, Inc. †	15,238	46,933
Prothena Corp. PLC (Ireland) †	2,404	87,914
Quidel Corp. †	7,300	820,958
Radius Health, Inc. †	17,306	152,812
RAPT Therapeutics, Inc. †	2,107	46,333
Regeneron Pharmaceuticals, Inc. †	11,832	8,263,705
Relay Therapeutics, Inc. †	12,304	368,259
Roche Holding AG (Switzerland)	11,524	4,557,458
Sabra Health Care REIT, Inc.	6,934	103,247

Dynamic Asset Allocation Balanced Fund 35

COMMON STOCKS (67.8%)* cont.	Shares	Value
Health care cont.
Sanofi (France)	24,708	$2,519,827
Sartorius Stedim Biotech (France)	1,830	750,021
Schrodinger, Inc. †	3,914	133,546
Select Medical Holdings Corp.	13,792	330,870
Seres Therapeutics, Inc. †	38,497	274,099
Service Corp. International	12,600	829,332
Sonic Healthcare, Ltd. (Australia)	65,576	1,726,755
STAAR Surgical Co. †	6,268	500,876
Surmodics, Inc. †	1,395	63,235
Teleflex, Inc.	2,633	934,267
Tenet Healthcare Corp. †	8,023	689,657
Theravance Biopharma, Inc. (Cayman Islands) †	20,842	199,250
Thermo Fisher Scientific, Inc.	8,092	4,779,540
Tivity Health, Inc. †	4,523	145,505
Travere Therapeutics, Inc. †	10,136	261,205
UnitedHealth Group, Inc.	14,859	7,577,644
Vanda Pharmaceuticals, Inc. †	7,809	88,320
Ventyx Biosciences, Inc. †	3,099	42,053
Vertex Pharmaceuticals, Inc. †	35,400	9,238,338
Veru, Inc. †	17,024	82,226
Vir Biotechnology, Inc. †	17,753	456,607
Xencor, Inc. †	4,830	128,864
		229,786,650
Semiconductor (0.5%)
Applied Materials, Inc.	22,300	2,939,140
ASML Holding NV (Netherlands)	4,004	2,670,666
Axcelis Technologies, Inc. †	7,444	562,245
KLA Corp.	2,288	837,545
Lam Research Corp.	1,600	860,176
MaxLinear, Inc. Class A †	8,690	507,062
Renesas Electronics Corp. (Japan) †	202,900	2,347,790
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	70,000	1,447,210
Tokyo Electron, Ltd. (Japan)	1,400	718,864
		12,890,698
Software (5.4%)
Adobe, Inc. †	30,763	14,016,238
American Software, Inc./GA Class A	4,077	84,965
Appian Corp. †	5,068	308,236
Atlassian Corp PLC Class A (Australia) †	14,900	4,378,067
Autodesk, Inc. †	3,900	835,965
Benefitfocus, Inc. †	4,917	62,053
Blackbaud, Inc. †	1,410	84,417
Cadence Design Systems, Inc. †	64,474	10,603,394
Domo, Inc. Class B †	9,759	493,513
Donnelley Financial Solutions, Inc. †	6,301	209,571
Electronic Arts, Inc.	6,700	847,617
Intapp, Inc. †	6,042	145,068
Intuit, Inc.	35,181	16,916,432
Manhattan Associates, Inc. †	9,100	1,262,261

36 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (67.8%)* cont.	Shares	Value
Software cont.
Microsoft Corp.	254,002	$78,311,357
NTT Data Corp. (Japan)	40,700	798,275
Oracle Corp.	36,891	3,051,992
Oracle Corp. Japan (Japan)	15,600	1,083,352
Sage Group PLC (The) (United Kingdom)	121,517	1,114,351
Square Enix Holdings Co., Ltd. (Japan)	21,000	929,609
Tata Consultancy Services, Ltd. (India)	23,230	1,142,445
Workday, Inc. Class A †	3,600	862,056
		137,541,234
Technology services (4.6%)
Accenture PLC Class A	61,019	20,577,438
Alphabet, Inc. Class A †	14,302	39,778,868
Alphabet, Inc. Class C †	6,055	16,911,554
Capgemini SE (France)	18,216	4,052,025
CSG Systems International, Inc.	3,463	220,143
DocuSign, Inc. †	20,600	2,206,672
eBay, Inc.	14,166	811,145
Fidelity National Information Services, Inc.	37,303	3,745,967
GoDaddy, Inc. Class A †	10,000	837,000
HealthStream, Inc. †	3,491	69,541
Meta Platforms, Inc. Class A †	44,202	9,828,757
Mimecast, Ltd. †	7,043	560,341
Nomura Research Institute, Ltd. (Japan)	40,600	1,327,833
Palo Alto Networks, Inc. †	10,638	6,622,261
Pinterest, Inc. Class A †	155,100	3,817,011
Roku, Inc. †	6,506	815,007
salesforce.com, Inc. †	15,948	3,386,079
SCSK Corp. (Japan)	16,200	277,614
Zebra Technologies Corp. Class A †	4,320	1,787,184
Ziff Davis, Inc. †	857	82,940
		117,715,380
Transportation (1.3%)
A.P. Moeller-Maersck A/S Class B (Denmark)	181	545,561
ArcBest Corp.	4,070	327,635
Arlo Technologies, Inc. †	11,414	101,128
Covenant Logistics Group, Inc.	3,003	64,655
CSX Corp.	205,700	7,703,465
Deutsche Post AG (Germany)	84,526	4,058,814
Dorian LPG, Ltd.	8,469	122,716
Hub Group, Inc. Class A †	3,657	282,357
Matson, Inc.	5,255	633,858
Nippon Express Holdings, Inc. (Japan)	5,700	391,804
Nippon Yusen KK (Japan)	16,100	1,407,021
Ryder System, Inc.	10,471	830,664
Safe Bulkers, Inc. (Monaco)	25,615	121,927
Saia, Inc. †	2,190	533,966
SFL Corp., Ltd. (Norway)	22,586	229,925
SG Holdings Co., Ltd. (Japan)	9,300	175,267
SkyWest, Inc. †	6,666	192,314

Dynamic Asset Allocation Balanced Fund 37

COMMON STOCKS (67.8%)* cont.	Shares	Value
Transportation cont.
Southwest Airlines Co. †	85,035	$3,894,603
Teekay Corp. (Bermuda) †	16,188	51,316
Union Pacific Corp.	41,200	11,256,252
United Parcel Service, Inc. Class B	3,600	772,056
Yamato Holdings Co., Ltd. (Japan)	28,900	541,017
		34,238,321
Utilities and power (1.9%)
AES Corp. (The)	143,900	3,702,547
ALLETE, Inc.	4,268	285,871
Ameren Corp.	30,568	2,866,056
American Electric Power Co., Inc.	91,281	9,107,105
California Water Service Group	4,236	251,110
Constellation Energy Corp.	43,580	2,451,375
DTE Energy Co.	7,102	938,955
Duke Energy Corp.	8,262	922,535
E.ON SE (Germany)	35,870	417,157
Edison International	13,716	961,492
Enel SpA (Italy)	46,569	310,990
Eversource Energy	9,700	855,443
Exelon Corp.	101,182	4,819,299
FirstEnergy Corp.	21,800	999,748
Fortum OYJ (Finland)	94,374	1,713,202
Kinder Morgan, Inc.	138,500	2,619,035
New Jersey Resources Corp.	2,725	124,969
NiSource, Inc.	27,100	861,780
Northwest Natural Holding Co.	2,854	147,609
NRG Energy, Inc.	135,483	5,197,128
Osaka Gas Co., Ltd. (Japan)	29,300	503,024
Otter Tail Corp.	2,159	134,938
PNM Resources, Inc.	11,907	567,607
Portland General Electric Co.	7,939	437,836
PPL Corp.	15,300	436,968
SJW Group	2,395	166,644
Southern Co. (The)	45,236	3,280,062
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	13,140	16,819
Tokyo Gas Co., Ltd. (Japan)	52,200	956,219
Vistra Corp.	37,700	876,525
WEC Energy Group, Inc.	8,600	858,366
Xcel Energy, Inc.	12,387	893,950
		48,682,364
Total common stocks (cost $1,265,773,807)		$1,735,843,650

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (25.4%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.2%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$882,077	$975,913
5.00%, 5/20/49	29,362	31,088
4.70%, with due dates from 5/20/67 to 8/20/67	124,813	128,069

38 Dynamic Asset Allocation Balanced Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (25.4%)* cont.	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations cont.
Government National Mortgage Association Pass-Through Certificates
4.65%, 6/20/67	$62,979	$64,710
4.50%, with due dates from 5/15/47 to 5/20/49	384,397	412,257
4.499%, 3/20/67	68,207	70,299
3.00%, TBA, 4/1/52	23,000,000	22,734,138
3.00%, with due dates from 8/20/49 to 4/20/51	33,045,743	32,776,419
		57,192,893
U.S. Government Agency Mortgage Obligations (23.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	165,263	171,504
3.00%, with due dates from 2/1/47 to 1/1/48	11,015,758	10,898,985
2.50%, with due dates from 8/1/50 to 8/1/51	8,167,647	7,820,722
Federal National Mortgage Association Pass-Through Certificates
4.50%, 5/1/49	7,000	7,342
4.00%, 1/1/57	845,959	879,160
4.00%, with due dates from 6/1/48 to 4/1/49	9,531,624	9,754,425
3.50%, 6/1/56	1,522,477	1,552,343
3.00%, with due dates from 4/1/46 to 11/1/48	13,821,584	13,716,976
2.50%, with due dates from 7/1/50 to 8/1/51	42,633,378	40,833,351
Uniform Mortgage-Backed Securities
6.00%, TBA, 4/1/52	5,000,000	5,334,940
4.50%, TBA, 5/1/52	1,000,000	1,033,282
4.50%, TBA, 4/1/52	1,000,000	1,037,344
4.00%, TBA, 5/1/52	44,000,000	44,739,086
4.00%, TBA, 4/1/52	39,000,000	39,801,349
3.50%, TBA, 5/1/52	83,000,000	82,837,893
3.50%, TBA, 4/1/52	88,000,000	88,158,127
3.00%, TBA, 6/1/52	21,000,000	20,454,491
3.00%, TBA, 5/1/52	26,000,000	25,378,439
3.00%, TBA, 4/1/52	60,000,000	58,701,564
2.50%, TBA, 5/1/52	41,000,000	39,042,890
2.50%, TBA, 4/1/52	41,000,000	39,122,971
2.50%, TBA, 4/1/37	44,000,000	43,467,208
2.00%, TBA, 4/1/52	20,000,000	18,562,812
		593,307,204
Total U.S. government and agency mortgage obligations (cost $663,420,967)		$650,500,097

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Bonds 4.25%, 11/15/40 [i]	$116,000	$146,759
U.S. Treasury Inflation Index Notes 0.25%, 7/15/29 [i]	103,262	120,915
Total U.S. treasury obligations (cost $267,674)		$267,674

CORPORATE BONDS AND NOTES (14.6%)*	Principal amount	Value
Basic materials (0.8%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	$400,000	$472,000
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	330,000	290,136

Dynamic Asset Allocation Balanced Fund 39

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Basic materials cont.
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	$80,000	$79,460
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	210,000	194,000
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	222,000	232,927
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	205,000	199,065
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	110,000	102,438
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	155,000	160,813
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	275,000	272,555
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	350,000	315,208
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	1,494,000	1,602,316
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes 5.125%, 2/15/29	170,000	147,594
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27	360,000	364,536
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24	95,000	94,050
Constellium NV 144A company guaranty sr. unsec. notes 5.875%, 2/15/26 (France)	250,000	250,313
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28	125,000	106,580
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7.50%, 4/1/25 (Canada)	460,000	466,900
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)	390,000	400,862
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	155,000	158,488
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)	265,000	266,227
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)	210,000	235,166
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26	505,000	511,313
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	1,100,000	984,327
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30	150,000	137,250
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29	155,000	142,600
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)	490,000	439,398
Huntsman International, LLC sr. unsec. bonds 2.95%, 6/15/31	270,000	249,693
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	474,000	489,322
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	220,000	197,725
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡	145,000	143,550

40 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.6%)* cont.		Principal amount	Value
Basic materials cont.
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)		$215,000	$211,775
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28		525,000	544,473
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. notes 3.468%, 12/1/50		105,000	92,618
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30		278,000	248,161
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	170,000	140,646
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$220,000	203,551
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		320,000	297,712
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24		75,000	76,313
Mauser Packaging Solutions Holding Co. 144A sr. notes 5.50%, 4/15/24		60,000	59,762
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)		235,000	236,763
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		190,000	183,350
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		50,000	45,733
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		210,000	203,882
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26		100,000	95,528
Nufarm Australia, Ltd./Nufarm Americas, Inc. 144A sr. unsec. notes 5.00%, 1/27/30 (Australia)		50,000	49,258
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)		143,000	164,024
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)		727,000	735,321
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)		233,000	243,475
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29		260,000	230,100
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28		60,000	55,129
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30		310,000	272,800
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28		390,000	367,575
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29		130,000	116,695
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27		570,000	571,266
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22		14,000	14,018
Sylvamo Corp. 144A company guaranty sr. unsec. notes 7.00%, 9/1/29		375,000	367,500
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%, 2/15/26 (Canada)		210,000	216,248
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29		275,000	261,250
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)		275,000	253,751
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29		460,000	430,675
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/1/27		260,000	259,752

Dynamic Asset Allocation Balanced Fund 41

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Basic materials cont.
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51	$1,657,000	$1,362,037
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41	828,000	692,503
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	690,000	885,766
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	154,000	197,381
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	39,000	49,718
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	210,000	212,772
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	165,000	161,444
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29	190,000	177,669
		20,695,206
Capital goods (0.8%)
Adient Global Holdings, Ltd. 144A company guaranty sr. unsec. notes 4.875%, 8/15/26	200,000	190,342
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	120,000	108,858
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	350,000	344,313
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	170,000	170,425
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	170,000	161,114
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Luxembourg) ‡‡	400,000	365,750
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	225,000	202,759
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	245,000	236,039
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	296,000	269,622
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	994,000	925,989
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	786,000	907,505
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	350,000	342,690
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	16,000	16,520
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)	200,000	196,000
Bombardier, Inc. 144A sr. unsec. notes 6.00%, 2/15/28 (Canada)	90,000	84,352
Canpack SA/Canpack US, LLC 144A company guaranty sr. unsec. notes 3.875%, 11/15/29 (Poland)	235,000	205,625
CANPACK SA/Eastern PA Land Investment Holding, LLC 144A company guaranty sr. unsec. notes 3.125%, 11/1/25 (Poland)	265,000	245,125
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	144,000	149,116
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29	255,000	243,449
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	150,000	169,267
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	510,000	510,650
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2.25%, 11/15/22	245,000	246,310
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	140,000	130,550

42 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Capital goods cont.
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	$60,000	$56,700
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	50,000	46,000
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	235,000	236,998
Granite US Holdings Corp. 144A company guaranty sr. unsec. notes 11.00%, 10/1/27	275,000	290,125
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	190,000	181,450
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	315,000	339,187
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	555,000	506,784
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25 (Canada) ‡‡	360,000	374,400
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	515,000	546,341
Johnson Controls International PLC sr. unsec. unsub. bonds 4.50%, 2/15/47	280,000	294,401
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	145,000	125,987
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	491,000	500,564
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	368,000	382,699
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	145,000	133,638
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	340,000	305,150
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	435,000	384,975
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,165,000	1,165,053
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	263,000	268,194
OT Merger Corp. 144A sr. unsec. notes 7.875%, 10/15/29	345,000	298,425
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	320,000	299,070
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	255,000	264,563
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes 6.625%, 4/15/27	300,000	251,250
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	205,000	201,439
Raytheon Technologies Corp. sr. unsec. bonds 4.875%, 10/15/40	135,000	149,551
Raytheon Technologies Corp. sr. unsec. unsub. notes 4.125%, 11/16/28	1,015,000	1,060,982
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	95,000	88,588
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	520,000	492,700
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	740,000	718,618
Stevens Holding Co., Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	340,000	351,128
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	145,000	138,978
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec. notes 7.75%, 4/15/26 (Canada)	140,000	139,115
TK Elevator Holdco GmbH 144A company guaranty sr. unsec. notes 7.625%, 7/15/28 (Germany)	200,000	198,250
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26	180,000	181,625
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	310,000	307,675

Dynamic Asset Allocation Balanced Fund 43

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Capital goods cont.
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	$235,000	$220,258
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	155,000	144,920
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	545,000	559,519
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28	115,000	104,951
Waste Connections, Inc. sr. unsec. bonds 3.20%, 6/1/32	92,000	89,769
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	585,000	586,848
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	455,000	430,011
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	240,000	254,912
		20,094,161
Communication services (1.7%)
Altice France Holding SA 144A company guaranty sr. sub. notes 10.50%, 5/15/27 (Luxembourg)	255,000	266,859
Altice France Holding SA 144A company guaranty sr. unsec. notes 6.00%, 2/15/28 (Luxembourg)	400,000	345,000
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)	200,000	183,500
Altice France SA 144A company guaranty sr. notes 5.125%, 7/15/29 (France)	200,000	179,250
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	1,636,000	1,479,604
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	445,000	412,927
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	990,000	947,960
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	2,736,000	2,413,059
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	2,977,000	2,644,899
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	158,000	140,102
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	1,125,000	1,221,843
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	165,000	150,926
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	168,000	170,359
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	1,680,000	1,680,000
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	860,000	825,806
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	115,000	107,904
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31	160,000	145,200
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 3.75%, 2/15/28	380,000	375,236
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	465,000	418,439
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	987,000	1,123,584

44 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	$730,000	$693,434
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	345,000	284,314
Comcast Corp. company guaranty sr. unsec. unsub. bonds 4.049%, 11/1/52	174,000	179,971
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	329,000	331,817
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.969%, 11/1/47	1,144,000	1,165,280
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	885,000	860,536
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/35	23,000	29,734
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.375%, 2/15/25	945,000	959,403
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	593,000	557,454
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.15%, 3/1/26	60,000	60,522
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.987%, 11/1/63	199,000	162,847
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.887%, 11/1/51	109,000	91,891
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	84,000	79,557
Cox Communications, Inc. 144A company guaranty sr. unsec. bonds 2.95%, 10/1/50	592,000	466,198
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	435,000	432,731
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	530,000	529,463
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	697,000	691,941
Crown Castle International Corp. sr. unsec. unsub. bonds 3.70%, 6/15/26 R	670,000	672,982
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	675,000	675,854
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	435,000	583,091
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	100,000	98,375
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	245,000	243,408
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	165,000	164,588
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	235,000	200,124
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	210,000	198,713
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	115,000	109,538
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	400,000	385,352
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	266,000	254,561
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	1,835,000	1,776,969
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	155,000	153,962
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	385,000	369,600

Dynamic Asset Allocation Balanced Fund 45

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Communication services cont.
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)	$430,000	$403,125
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	385,000	353,433
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	1,087,000	1,259,496
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	255,000	287,847
T-Mobile USA, Inc. company guaranty sr. bonds 2.25%, 11/15/31	1,315,000	1,150,259
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	126,000	126,484
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	1,228,000	1,235,178
T-Mobile USA, Inc. company guaranty sr. notes 2.55%, 2/15/31	384,000	348,212
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	155,000	139,644
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	15,000	15,402
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29	110,000	100,400
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	245,000	249,018
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	400,000	478,744
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	1,385,000	1,432,099
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	1,289,000	1,193,969
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	645,000	599,237
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34	815,000	869,082
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	2,323,000	2,450,473
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)	640,000	647,665
VZ Secured Financing BV 144A sr. notes 5.00%, 1/15/32 (Netherlands)	510,000	474,938
		42,511,372
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 4.156%, perpetual maturity	217,000	208,049
		208,049
Consumer cyclicals (1.9%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	295,000	273,981
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	540,000	538,650
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	328,000	312,905
Allied Universal Holdco LLC/Allied Universal Finance Corp. 144A sr. unsec. notes 6.00%, 6/1/29	345,000	304,347
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,555,000	1,574,943
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31	246,000	228,525
AMC Entertainment Holdings, Inc. 144A company guaranty notes 12.00%, 6/15/26 ‡‡	280,000	251,481
AMC Entertainment Holdings, Inc. 144A company guaranty sr. notes 7.50%, 2/15/29	120,000	116,611

46 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	$270,000	$259,386
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	225,000	209,813
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32	25,000	23,239
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29	65,000	60,531
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	320,000	278,601
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	125,000	127,299
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	255,000	275,081
Bath & Body Works, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25	29,000	33,101
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	240,000	252,000
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	205,000	186,038
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	355,000	337,250
Block, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	820,000	750,300
BMW Finance NV 144A company guaranty sr. unsec. notes 2.85%, 8/14/29 (Netherlands)	536,000	517,761
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	570,000	618,213
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27	120,000	119,400
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	290,000	279,488
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	55,000	57,770
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6.25%, 9/15/27 (Canada)	110,000	107,697
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A sr. unsec. notes 5.00%, 6/15/29 (Canada)	240,000	217,922
Caesars Entertainment, Inc. 144A sr. notes 6.25%, 7/1/25	500,000	516,220
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	85,000	79,475
Carnival Corp. 144A sr. unsec. notes 7.625%, 3/1/26	240,000	241,567
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27	265,000	252,721
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	190,000	176,970
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30	165,000	166,650
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	320,000	319,200
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	50,000	52,313
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.875%, 3/15/26	245,000	237,650
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	255,000	238,139
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27	385,000	380,838

Dynamic Asset Allocation Balanced Fund 47

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	$170,000	$170,889
Clear Channel Outdoor Holdings, Inc. 144A sr. unsec. notes 7.50%, 6/1/29	440,000	439,056
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	370,000	346,875
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	1,230,000	1,117,756
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A company guaranty notes 5.375%, 8/15/26	300,000	116,250
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	510,000	513,671
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,680,000	1,660,673
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29	315,000	294,131
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27	195,000	182,961
Ford Motor Co. sr. unsec. unsub. notes 3.625%, 6/17/31	595,000	537,449
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25	715,000	729,300
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.113%, 5/3/29	220,000	221,305
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	240,000	236,702
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	315,000	296,636
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	315,000	322,088
Garda World Security Corp. 144A sr. unsec. notes 6.00%, 6/1/29 (Canada)	205,000	184,144
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	240,000	225,300
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	60,000	56,250
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	245,000	272,267
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	95,000	96,157
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	1,347,000	1,351,156
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	288,000	292,292
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	110,000	111,352
General Motors Financial Co., Inc. sr. unsec. notes 3.10%, 1/12/32	353,000	317,282
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	72,000	66,452
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31	630,000	602,415
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)	292,000	299,300
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	150,000	152,250
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	190,000	191,282
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	795,000	795,899
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	763,000	788,592
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	467,807	483,011
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	1,421,000	1,487,675

48 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27	$115,000	$110,113
JELD-WEN, Inc. 144A company guaranty sr. sub. notes 6.25%, 5/15/25	95,000	97,494
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29	285,000	260,775
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29	170,000	159,232
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	792,000	825,050
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	325,000	297,622
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26	225,000	229,219
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	120,000	127,802
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. bonds 6.125%, 3/15/32	120,000	118,500
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 5.875%, 3/15/30	30,000	29,595
Magallanes, Inc. 144A company guaranty sr. unsec. bonds 4.279%, 3/15/32	2,677,000	2,683,438
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	90,000	90,675
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	225,000	202,219
Mattamy Group Corp. 144A sr. unsec. notes 5.25%, 12/15/27 (Canada)	330,000	325,740
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)	250,000	234,828
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	215,000	206,877
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26	100,000	97,909
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28	345,000	329,051
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29	360,000	340,236
MIWD Holdco II, LLC/MIWD Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 2/1/30	85,000	79,369
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	435,000	327,418
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31	1,030,000	913,745
NCL Corp., Ltd. 144A company guaranty sr. notes 5.875%, 2/15/27	110,000	108,350
NCL Corp., Ltd. 144A sr. unsec. unsub. notes 7.75%, 2/15/29	85,000	85,425
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29	280,000	275,100
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32	154,000	154,819
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	220,000	207,900
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)	170,000	170,850
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28	170,000	171,224
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29	255,000	254,363

Dynamic Asset Allocation Balanced Fund 49

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	$870,000	$880,521
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	205,000	207,330
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27	376,000	366,703
Paramount Global sr. unsec. unsub. notes 4.00%, 1/15/26	152,000	154,326
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	265,000	262,570
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	120,000	109,787
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	325,000	318,043
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32	315,000	406,350
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	70,000	67,235
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29	200,000	188,500
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.25%, 4/15/30	195,000	179,400
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26	95,000	92,321
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	105,000	99,511
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	200,000	172,314
S&P Global, Inc. 144A company guaranty sr. unsec. notes 4.75%, 8/1/28	86,000	92,394
S&P Global, Inc. 144A sr. unsec. unsub. notes 2.45%, 3/1/27	95,000	92,397
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	290,000	321,504
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30	170,000	167,583
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	375,000	392,813
Scientific Games International, Inc. 144A sr. unsec. notes 7.00%, 5/15/28	110,000	114,014
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	500,000	468,750
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. bonds 4.375%, 2/1/32	120,000	106,271
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	130,000	120,803
Scripps Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 1/15/31	215,000	205,863
Scripps Escrow, Inc. 144A company guaranty sr. unsec. notes 5.875%, 7/15/27	115,000	115,087
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	200,000	194,500
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	145,000	129,292
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	1,220,000	1,110,200
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	235,000	223,250
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,020,000	1,020,000
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. bonds 5.50%, 4/15/27	155,000	155,000

50 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	$240,000	$250,500
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	210,000	211,050
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	180,000	169,330
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31	220,000	194,084
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	90,000	78,750
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	160,000	158,605
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	19,125
Standard Industries, Inc. 144A sr. unsec. notes 4.375%, 7/15/30	305,000	280,600
Station Casinos, LLC 144A sr. unsec. bonds 4.625%, 12/1/31	135,000	123,485
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	230,000	218,152
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	885,000	781,614
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	205,000	201,925
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes 8.875%, 12/15/27	790,000	803,825
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	265,000	272,910
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	130,000	135,034
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	315,000	316,181
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	140,000	126,350
Walt Disney Co. (The) company guaranty sr. unsec. bonds 7.75%, 12/1/45	382,000	605,191
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr. unsec. notes 8.75%, 7/15/25	310,000	319,300
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	235,000	222,684
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	295,000	285,413
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	370,000	348,263
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	70,000	72,636
		50,177,471
Consumer staples (0.9%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	160,000	144,326
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	230,000	220,800
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	265,000	251,088
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	160,000	155,800
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	310,000	299,682
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26	200,000	211,250

Dynamic Asset Allocation Balanced Fund 51

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Consumer staples cont.
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	$525,000	$640,120
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	1,199,000	1,294,049
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	629,000	681,946
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	255,000	257,231
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	580,000	510,375
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	1,000,000	1,012,520
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes 8.50%, 7/15/25	175,000	162,764
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	260,000	238,891
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	24,729	26,448
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45	352,000	360,472
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	390,000	509,098
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	462,000	541,829
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85%, 11/15/24	465,000	472,813
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc. 144A company guaranty sr. unsec. notes 6.75%, 1/15/30	105,000	96,469
Fresh Market, Inc. (The) 144A company guaranty sr. notes 9.75%, 5/1/23	380,000	372,714
GSK Consumer Healthcare Capital US, LLC 144A company guaranty sr. unsec. unsub. bonds 3.625%, 3/24/32	715,000	715,269
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27	160,000	162,240
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	120,000	124,800
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)	730,000	655,313
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	1,193,000	1,073,401
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.597%, 5/25/28	457,000	481,899
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27	140,000	142,100
Kraft Heinz Foods Co. company guaranty sr. unsec. bonds 4.375%, 6/1/46	306,000	302,218
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 5.00%, 7/15/35	317,000	337,932
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26	205,000	202,097
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 4.875%, 10/1/49	575,000	605,837
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28	170,000	170,000

52 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.6%)* cont.		Principal amount	Value
Consumer staples cont.
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30		$355,000	$330,150
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27		111,000	110,461
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31		100,000	89,444
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		50,000	46,854
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28		943,000	913,532
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26		155,000	147,163
Mondelez International Holdings Netherlands BV 144A company guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)		585,000	585,709
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24		1,545,000	1,483,290
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	725,000	869,281
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		$320,000	335,602
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		1,108,000	1,221,348
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26		845,000	878,745
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		10,000	10,825
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30		873,000	931,229
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25		135,000	139,352
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26		325,000	327,031
PECF USS Intermediate Holding III Corp. 144A sr. unsec. notes 8.00%, 11/15/29		450,000	434,250
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26		189,000	173,945
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes 7.50%, 7/1/25		444,000	414,103
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25		265,000	273,732
Univision Communications, Inc. 144A company guaranty sr. notes 9.50%, 5/1/25		135,000	141,750
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27		325,000	340,438
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29		120,000	114,226
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes 5.50%, 4/15/29		285,000	267,521
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32		80,000	80,181
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31		120,000	109,421
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30		115,000	112,772
			24,316,146
Energy (1.1%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26		130,000	140,676
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26		94,000	103,635
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29		109,000	117,821
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40		250,000	251,875
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28		255,000	259,840

Dynamic Asset Allocation Balanced Fund 53

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Energy cont.
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26	$695,000	$693,645
BP Capital Markets America, Inc. company guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	77,000	79,695
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.279%, 9/19/27 (United Kingdom)	875,000	882,893
Callon Petroleum Co. company guaranty sr. unsec. notes 6.125%, 10/1/24	350,000	348,250
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	110,000	116,600
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	220,000	231,917
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	190,000	235,125
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	370,000	371,887
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	360,000	349,200
ChampionX Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	89,000	90,780
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	219,000	233,438
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 4.00%, 3/1/31	175,000	169,643
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	185,000	168,350
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 7.50%, 5/15/25	55,000	55,825
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	240,000	236,472
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	205,000	211,474
Continental Resources, Inc. company guaranty sr. unsec. bonds 4.90%, 6/1/44	175,000	172,594
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	205,000	207,829
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	320,000	323,840
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	240,000	262,512
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	2,085,000	1,859,299
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes 5.00%, 5/1/29	240,000	240,000
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	115,000	119,888
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	305,000	357,613
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	170,000	220,615
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	120,000	155,850
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	95,000	109,630
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	390,000	389,421
DT Midstream, Inc. 144A sr. bonds 4.30%, 4/15/32	295,000	295,770

54 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Energy cont.
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	$385,000	$396,277
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	485,000	501,369
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. notes 6.625%, 7/15/25	125,000	129,688
Energy Transfer LP/Regency Energy Finance Corp. sr. unsec. unsub. notes 4.50%, 11/1/23	57,000	57,855
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	365,000	372,300
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	915,000	916,893
EQT Corp. sr. unsec. notes 7.50%, 2/1/30	165,000	191,194
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	25,000	25,809
Equinor ASA company guaranty sr. unsec. notes 5.10%, 8/17/40 (Norway)	235,000	277,710
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	215,000	214,859
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	95,000	89,642
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	270,000	277,007
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	385,000	365,265
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	205,000	199,491
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	73,000	76,030
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/26	150,000	150,000
Oasis Petroleum, Inc. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	145,000	148,625
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	155,000	177,863
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	60,000	67,500
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	1,185,000	1,315,350
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	605,000	710,684
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	80,000	94,954
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	205,000	251,315
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	75,000	88,730
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	65,000	81,386
PBF Holding Co., LLC/PBF Finance Corp. 144A company guaranty sr. notes 9.25%, 5/15/25	320,000	329,670
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)	200,000	202,509
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 5.50%, 6/10/51 (Brazil)	312,000	267,727
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	97,000	101,850

Dynamic Asset Allocation Balanced Fund 55

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Energy cont.
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	$322,000	$326,025
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 7.69%, 1/23/50 (Mexico)	335,000	292,706
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	1,628,000	1,546,600
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	415,000	423,300
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	55,000	55,825
Rattler Midstream LP 144A company guaranty sr. unsec. notes 5.625%, 7/15/25	250,000	253,750
Renewable Energy Group, Inc. 144A company guaranty sr. notes 5.875%, 6/1/28	95,000	102,042
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	270,000	270,250
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	260,000	266,990
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	162,229
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	156,000	164,980
Shell International Finance BV company guaranty sr. unsec. unsub. notes 2.875%, 5/10/26 (Netherlands)	1,240,000	1,242,511
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	100,000	102,516
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	195,000	200,514
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	205,000	211,546
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	95,000	103,708
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	240,000	243,890
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	535,000	541,688
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	425,000	425,161
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	200,000	194,070
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	270,000	260,550
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	355,000	349,675
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)	113,775	113,491
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	201,563	199,547
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	235,000	242,638
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	230,000	232,070
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	115,000	115,442
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. bonds 3.875%, 11/1/33	130,000	123,825
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	70,000	71,303
		26,982,296

56 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Financials (3.9%)
ABN AMRO Bank NV 144A unsec. sub. FRB 3.324%, 3/13/37 (Netherlands)	$800,000	$727,047
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	2,225,000	2,005,747
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	215,000	215,000
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	290,000	253,576
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	528,000	537,653
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	1,412,000	1,333,067
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	330,000	326,020
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	1,447,000	1,815,014
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29	95,000	91,202
Ares Capital Corp. sr. unsec. notes 2.875%, 6/15/27	1,010,000	918,877
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	504,000	494,412
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	280,000	269,044
Athene Global Funding 144A notes 1.985%, 8/19/28	905,000	795,052
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	365,000	317,824
Australia & New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	214,900
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	400,000	404,814
Banco Santander SA unsec. sub. FRB 3.225%, 11/22/32 (Spain)	1,600,000	1,436,045
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	413,359
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	320,000	330,800
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	30,000	31,350
Bank of America Corp. sr. unsec. FRN 1.734%, 7/22/27	2,720,000	2,526,023
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	720,000	661,802
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	2,895,000	2,772,314
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month + 0.76%), 1.586%, 9/15/26	125,000	121,730
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,722,000	2,046,413
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	860,000	744,561
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	190,000	202,259
Blackstone Holdings Finance Co., LLC 144A company guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	270,000	228,489
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	700,000	607,684
BPCE SA 144A unsec. sub. FRB 3.648%, 1/14/37 (France)	250,000	233,743
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	432,000	436,932
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	390,000	397,174
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	223,000	224,934
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	1,934,000	1,664,122
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	661,000	624,645
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	3,154,000	3,157,741

Dynamic Asset Allocation Balanced Fund 57

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Financials cont.
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	$721,000	$729,111
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	445,000	476,286
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	520,000	536,347
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	400,000	414,772
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	220,919
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	195,000	202,294
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	250,000	214,375
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. bonds 3.625%, 10/1/31	115,000	98,038
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28	165,000	146,231
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)	1,285,000	1,274,669
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	270,000	240,179
Corebridge Financial, Inc. 144A sr. unsec. notes 3.85%, 4/5/29	470,000	469,572
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	560,000	547,794
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	720,000	720,134
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual maturity (Switzerland)	431,000	434,233
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	342,000	333,736
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	1,375,000	1,287,133
Deutsche Bank AG/New York, NY sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	1,745,000	1,636,699
Deutsche Bank AG/New York, NY unsec. sub. FRN 3.729%, 1/14/32 (Germany)	750,000	668,961
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	384,000	399,529
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	1,435,000	1,437,928
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	125,000	156,875
Empire Communities Corp. 144A sr. unsec. notes 7.00%, 12/15/25 (Canada)	85,000	83,513
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	1,124,000	1,163,446
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	245,000	251,107
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	1,137,000	1,257,792
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	445,000	455,046
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	218,000	217,342
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	185,000	184,306
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27	120,000	111,266
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. bonds 3.25%, 1/15/32 R	530,000	480,869
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 5.25%, 6/1/25	195,000	200,715
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)	70,000	69,475

58 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Financials cont.
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	$135,000	$127,744
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	327,000	299,614
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,454,000	1,488,739
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	2,755,000	2,779,735
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	386,000	356,859
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	164,000	206,561
Home Point Capital, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/26	110,000	89,925
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	410,000	414,738
HUB International, Ltd. 144A sr. unsec. notes 5.625%, 12/1/29	70,000	66,850
Huntington Bancshares, Inc. 144A unsec. sub. FRB 2.487%, 8/15/36	781,000	679,527
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	215,000	219,300
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27	280,000	274,799
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	115,000	105,513
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	848,000	723,573
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	425,000	367,048
International Lease Finance Corp. sr. unsec. unsub. notes 5.875%, 8/15/22	110,000	111,088
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	810,000	708,481
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	195,000	197,438
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	320,000	322,614
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	805,000	791,919
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	218,000	223,450
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	1,256,000	1,210,470
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD 3 Month + 1.00%), 1.506%, 5/15/47	784,000	674,240
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	149,000	139,315
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,716,000	2,774,341
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	3,080,000	3,087,545
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	148,000	138,483
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	1,432,000	1,447,533
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	340,000	379,445
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	280,000	264,075
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	65,000	64,756
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	330,000	314,738
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	445,000	455,242
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	425,000	491,752

Dynamic Asset Allocation Balanced Fund 59

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Financials cont.
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	$467,000	$493,499
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	300,000	357,750
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	130,000	131,132
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	575,000	582,412
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, 3.772%, 1/24/29	3,065,000	3,088,917
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	965,000	1,045,145
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.125%, 1/23/23	2,511,000	2,535,329
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31	345,000	329,030
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	195,000	187,454
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/15/30	70,000	64,750
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29 (United Kingdom)	365,000	378,032
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	305,000	323,553
New York Life Global Funding 144A notes 1.10%, 5/5/23	2,200,000	2,171,887
OneMain Finance Corp. company guaranty sr. unsec. notes 8.875%, 6/1/25	60,000	63,213
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	105,000	112,233
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	120,000	125,700
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	315,000	306,045
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	155,000	137,756
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	230,000	227,700
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	355,000	331,925
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	254,000	235,978
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	106,000	100,517
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25	285,000	280,229
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	160,000	159,200
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	615,000	641,027
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%, 9/15/25 (United Kingdom)	635,000	648,754
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23 (United Kingdom)	241,000	246,764
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	80,000	83,924
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	690,000	643,466
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%, 9/12/23 (Japan)	1,420,000	1,382,089

60 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Financials cont.
Svenska Handelsbanken AB 144A sr. unsec. notes 0.625%, 6/30/23 (Sweden)	$290,000	$283,821
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4.25%, 12/6/42	385,000	428,639
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 1.90%, 12/1/22 (Canada)	1,792,000	1,793,532
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	965,000	968,617
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	540,000	531,098
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	275,000	270,188
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN, 2.95%, 7/15/22	382,000	383,371
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	2,320,000	2,324,278
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec. notes 4.125%, 4/15/26 (Switzerland)	395,000	402,238
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	581,000	613,591
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	1,305,000	1,170,198
USI, Inc./NY 144A sr. unsec. notes 6.875%, 5/1/25	235,000	235,778
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	203,000	211,628
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	173,000	165,829
Wells Fargo & Co. sr. unsec. unsub. FRB Ser. MTN, 3.35%, 3/2/33	3,960,000	3,848,497
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	82,000	83,810
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	572,000	480,667
		100,310,701
Health care (1.4%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	3,605,000	3,562,131
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	640,000	651,893
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	260,000	224,900
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	552,000	607,456
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	794,000	782,627
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27	185,000	185,694
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/30/29	215,000	183,380
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/15/29	170,000	139,400
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/15/29	100,000	77,901
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	340,000	325,550
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	176,000	167,455
Becton Dickinson and Co. sr. unsec. sub. bonds 1.957%, 2/11/31	1,050,000	927,572
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	975,000	983,346
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	1,350,000	1,366,569
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 8/15/22	888,000	894,185
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	1,115,000	1,123,271
Bristol-Myers Squibb Co. sr. unsec. notes 1.45%, 11/13/30	520,000	453,670

Dynamic Asset Allocation Balanced Fund 61

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Health care cont.
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	$128,000	$130,277
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	115,000	105,624
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	595,000	600,950
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	110,000	103,538
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	105,000	98,963
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	115,000	119,763
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	25,000	25,313
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	90,000	91,575
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	165,000	149,662
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	310,000	304,575
CHS/Community Health Systems, Inc. 144A sr. notes 5.25%, 5/15/30	340,000	326,329
Cigna Corp. company guaranty sr. unsec. unsub. notes 3.75%, 7/15/23	528,000	535,708
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	2,299,000	2,512,435
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	267,013	278,941
DH Europe Finance II Sarl company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	355,000	335,900
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.40%, 8/28/28	260,000	278,855
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty notes 9.50%, 7/31/27 (Ireland)	98,000	85,995
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr. unsec. notes 6.00%, 6/30/28 (Ireland)	150,000	84,750
Endo Luxembourg Finance Co. I SARL/Endo US, Inc. 144A company guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)	90,000	81,675
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	120,000	119,100
HCA, Inc. company guaranty sr. bonds 3.50%, 7/15/51	885,000	767,368
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	242,000	246,671
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	106,000	119,610
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	245,000	257,250
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	115,000	111,097
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	415,000	402,031
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	239,000	225,855
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	44,000	44,533
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	865,000	880,984
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	277,000	277,642
Minerva Merger Sub, Inc. 144A sr. unsec. notes 6.50%, 2/15/30	355,000	344,394
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29	125,000	115,625
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	190,000	176,637
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45	1,430,000	1,532,144

62 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Health care cont.
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29	$70,000	$65,625
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28	240,000	228,649
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 144A sr. unsec. notes 7.375%, 6/1/25	54,000	55,620
Owens & Minor, Inc. 144A company guaranty sr. unsec. notes 6.625%, 4/1/30	90,000	92,250
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	265,000	253,075
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	670,000	675,885
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)	1,210,000	1,267,385
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	320,000	325,629
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	177,000	178,549
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	190,000	171,167
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	220,000	204,673
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24	58,000	58,249
Tenet Healthcare Corp. 144A company guaranty notes 6.25%, 2/1/27	55,000	56,463
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27	475,000	477,235
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	1,505,000	1,518,169
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29	285,000	273,244
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	285,000	292,125
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)	390,000	374,876
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	550,000	567,047
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,625,000	1,691,184
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	545,000	547,783
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27	641,000	583,402
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	730,000	749,308
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	275,000	246,595
		35,482,956
Technology (1.1%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28	440,000	393,105
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	680,000	528,551
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	670,000	652,999
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,680,000	1,882,731
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	275,000	236,449
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	565,000	569,653
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	493,000	557,185
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	600,000	630,749
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	365,000	340,494
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	150,000	138,653
Black Knight InfoServ, LLC 144A company guaranty sr. unsec. notes 3.625%, 9/1/28	220,000	208,494

Dynamic Asset Allocation Balanced Fund 63

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Technology cont.
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	$65,000	$67,375
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	310,000	319,300
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,550,000	1,521,865
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	717,000	726,672
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	239,000	207,473
Cisco Systems, Inc./California sr. unsec. unsub. bonds 5.90%, 2/15/39	440,000	573,905
Cisco Systems, Inc./California sr. unsec. unsub. notes 2.50%, 9/20/26	660,000	653,894
Citrix Systems, Inc. sr. unsec. sub. notes 1.25%, 3/1/26	1,211,000	1,177,355
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	405,000	381,028
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	100,000	101,159
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	165,000	160,463
Condor Merger Sub., Inc. 144A sr. unsec. notes 7.375%, 2/15/30	200,000	191,848
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	215,000	197,263
Dell International, LLC/EMC Corp. company guaranty sr. bonds 8.35%, 7/15/46	25,000	36,535
Diebold Nixdorf, Inc. 144A company guaranty sr. notes 9.375%, 7/15/25	105,000	106,666
Google, LLC sr. unsec. notes 3.375%, 2/25/24	720,000	735,049
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	850,000	851,658
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	480,000	462,221
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	360,000	365,653
Microchip Technology, Inc. company guaranty sr. unsec. notes 4.25%, 9/1/25	245,000	247,924
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	1,818,000	1,705,991
Microsoft Corp. sr. unsec. unsub. bonds 2.525%, 6/1/50	85,000	73,397
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	2,165,000	2,146,877
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	85,000	74,308
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	440,000	384,312
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	1,099,000	1,099,651
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,705,000	1,507,850
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	215,000	226,852
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	1,651,000	1,657,199
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	545,000	493,225
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	665,000	583,336
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	665,000	590,460
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	665,000	615,125
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	720,000	611,910
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A company guaranty sr. notes 5.75%, 6/1/25	95,000	95,831

64 Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Technology cont.
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	$170,000	$157,250
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	120,000	111,542
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	295,000	278,038
Workday, Inc. sr. unsec. notes 3.70%, 4/1/29	200,000	200,381
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	550,000	502,714
		28,340,618
Transportation (0.2%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	230,000	229,138
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	230,000	231,725
Canadian Pacific Railway Co. company guaranty sr. unsec. unsub. notes 1.75%, 12/2/26 (Canada)	1,315,000	1,238,692
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	480,000	494,599
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	360,000	362,756
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	254,000	252,854
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.90%, 2/1/24	450,000	455,831
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	90,000	85,586
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	90,000	88,531
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	750,000	737,378
		4,177,090
Utilities and power (0.8%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	848,000	758,328
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	1,130,000	1,168,255
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	195,000	180,218
Boardwalk Pipelines LP company guaranty sr. unsec. notes 3.60%, 9/1/32	123,000	117,265
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	110,000	93,768
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	60,000	58,634
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	180,000	172,433
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	48,000	48,240
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	350,000	341,418
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	50,000	45,500
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	25,000	23,000
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	133,000	163,249
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	275,000	277,009
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	835,000	833,545
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	980,000	969,303
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	210,000	267,460

Dynamic Asset Allocation Balanced Fund 65

CORPORATE BONDS AND NOTES (14.6%)* cont.	Principal amount	Value
Utilities and power cont.
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	$860,000	$874,151
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	308,000	311,557
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%, 6/10/44 (Canada)	815,000	824,385
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	592,000	612,349
Energy Transfer LP company guaranty sr. unsec. bonds 3.75%, 5/15/30	1,410,000	1,387,100
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	113,000	110,531
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	1,550,000	1,387,250
Energy Transfer LP sr. unsec. unsub. bonds 6.125%, 12/15/45	82,000	90,426
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	417,000	400,826
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	1,680,000	1,686,972
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	265,000	265,408
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	300,000	302,101
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	107,000	137,890
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	15,000	15,458
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	160,000	160,066
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	535,000	534,641
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	735,000	646,800
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	100,000	97,723
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%, 10/15/22 (Canada)	450,000	451,114
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	175,000	210,556
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	760,000	751,619
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	220,000	209,051
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	115,000	103,332
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	370,000	355,093
Pacific Gas and Electric Co. sr. notes 1.367%, 3/10/23	2,180,000	2,141,610
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	160,000	193,315
Vistra Corp. 144A jr. unsec. sub. FRN 7.00%, perpetual maturity	100,000	97,375
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	526,000	507,715
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	421,000	417,010
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	295,000	296,614
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	155,000	152,431
		21,250,094
Total corporate bonds and notes (cost $384,675,637)		$374,546,160

66 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.9%)*	Principal amount	Value
Agency collateralized mortgage obligations (1.5%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%), 24.197%, 4/15/37	$43,177	$67,356
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%), 22.343%, 11/15/35	26,539	40,339
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%), 15.932%, 6/15/34	21,839	23,587
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.653%, 4/15/44	6,438,069	880,781
REMICs Ser. 5079, Class BI, IO, 5.50%, 2/25/51	4,174,220	820,794
REMICs Ser. 5170, Class CI, IO, 5.50%, 5/25/44	5,479,759	1,101,459
REMICs Ser. 5117, Class CI, IO, 5.00%, 6/25/51	9,944,773	1,767,736
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	6,063,815	1,123,846
REMICs Ser. 5138, Class YI, IO, 4.50%, 12/25/49	7,056,118	1,511,834
REMICs Ser. 5162, Class HI, IO, 4.00%, 11/25/51	9,191,097	1,583,847
REMICs Ser. 5134, Class IB, IO, 4.00%, 8/25/51	7,131,506	1,244,947
REMICs Ser. 5119, Class IC, IO, 4.00%, 6/25/51	12,336,546	2,205,158
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	5,459,206	1,099,509
REMICs Ser. 5080, Class DI, IO, 4.00%, 3/25/51	10,809,609	1,968,243
REMICs Ser. 5036, Class IK, IO, 4.00%, 4/25/50	5,921,683	1,054,652
REMICs Ser. 5174, Class NI, IO, 3.50%, 12/25/51	7,859,561	1,246,670
REMICs Ser. 5152, Class IE, IO, 3.50%, 10/25/51	8,701,924	1,395,318
REMICs Ser. 5142, Class AI, IO, 3.50%, 9/25/51	6,117,360	994,763
REMICs Ser. 5010, Class IA, IO, 3.50%, 9/25/50	4,307,436	756,725
REMICs Ser. 5167, IO, 3.00%, 11/25/51	8,878,339	1,353,947
REMICs Ser. 5127, Class AI, IO, 3.00%, 6/25/51	9,606,575	1,530,790
REMICs Ser. 5094, Class AI, IO, 3.00%, 4/25/41	11,419,049	1,439,422
REMICs Ser. 3391, PO, zero %, 4/15/37	3,202	2,818
REMICs FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%), zero %, 2/15/36	4,832	4,253
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%), 37.161%, 7/25/36	13,962	25,829
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%), 22.526%, 6/25/37	33,750	53,326
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%), 18.708%, 12/25/35	22,246	30,032
REMICs IFB Ser. 17-69, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.693%, 9/25/47	6,210,954	993,714
REMICs IFB Ser. 19-43, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.643%, 8/25/49	4,915,009	808,757
REMICs Ser. 21-67, Class DI, IO, 4.00%, 10/25/51	9,947,349	1,983,090
REMICs Ser. 21-28, Class GI, IO, 4.00%, 5/25/51	6,597,606	1,250,180
REMICs Ser. 20-67, Class JI, IO, 4.00%, 9/25/50	7,068,890	1,275,613
REMICs Ser. 21-65, Class LI, IO, 3.50%, 10/25/51	5,097,409	853,816
REMICs Ser. 20-96, Class JI, IO, 3.00%, 1/25/51	9,446,376	1,131,964
REMICs Ser. 21-28, Class NI, IO, 3.00%, 5/25/41	9,320,478	1,024,321
REMICs Ser. 21-45, Class MI, IO, 2.50%, 2/25/49	7,404,269	1,074,521
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	11,203	10,083
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	696	620

Dynamic Asset Allocation Balanced Fund 67

MORTGAGE-BACKED SECURITIES (4.9%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	$1,195	$1,051
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	2,336	2,116
Government National Mortgage Association
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.601%, 6/20/49	48,495	5,057
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	182,587	36,174
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	36,141	6,495
Ser. 13-14, IO, 3.50%, 12/20/42	340,178	37,658
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	8,604,780	1,263,182
Ser. 20-138, Class AI, IO, 3.00%, 9/20/50	4,138,799	500,787
Ser. 16-H16, Class EI, IO, 2.199%, 6/20/66 W	2,412,099	142,314
FRB Ser. 16-H16, Class LI, IO, 2.113%, 7/20/66 W	17,196,311	945,797
Ser. 15-H26, Class EI, IO, 1.723%, 10/20/65 W	1,871,038	96,546
Ser. 15-H25, Class BI, IO, 1.713%, 10/20/65 W	3,261,746	172,873
		38,944,710
Commercial mortgage-backed securities (1.7%)
Arbor Multifamily Mortgage Securities Trust 144A FRB Ser. 20-MF1, Class XA, IO, 0.965%, 5/15/53 W	5,253,408	320,537
AREIT CRE Trust 144A
FRB Ser. 20-CRE4, Class C, 3.272%, 4/15/37	607,000	611,037
FRB Ser. 21-CRE5, Class A, 1.477%, 7/17/26 (Cayman Islands)	592,000	588,685
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.314%, 1/15/49 W	95,355	1
BANK FRB Ser. 17-BNK8, Class B, 3.925%, 11/15/50 W	501,000	501,081
Barclays Commercial Mortgage Trust FRB Ser. 19-C4, Class XA, IO, 1.586%, 8/15/52 W	11,169,620	977,857
BBCMS Mortgage Trust FRB Ser. 21-C9, Class XA, IO, 1.636%, 2/15/54 W	5,254,120	574,859
BBCMS Mortgage Trust 144A Ser. 21-C11, Class D, 2.00%, 9/15/54	477,000	356,679
Benchmark Mortgage Trust
Ser. 18-B8, Class AS, 4.532%, 1/15/52 W	415,000	436,761
Ser. 19-B11, Class AS, 3.784%, 5/15/52	437,000	436,816
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 1.447%, 5/15/38 (Cayman Islands)	827,000	813,176
CD Commercial Mortgage Trust FRB Ser. 17-CD6, Class AM, 3.709%, 11/13/50 W	807,000	798,013
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	169,000	166,178
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D, 5.124%, 12/15/47 W	141,073	142,625
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.091%, 3/10/47 W	402,000	401,043
FRB Ser. 12-GC8, Class XA, IO, 1.724%, 9/10/45 W	4,351,384	5,335
FRB Ser. 06-C5, Class XC, IO, 0.364%, 10/15/49 W	3,806,701	38
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 4.881%, 11/10/46 W	915,000	912,443
FRB Ser. 14-CR17, Class C, 4.784%, 5/10/47 W	392,000	389,908
FRB Ser. 14-CR18, Class C, 4.746%, 7/15/47 W	346,000	334,141
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	411,000	420,013

68 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.9%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 14-UBS6, Class C, 4.444%, 12/10/47 W	$500,000	$486,590
FRB Ser. 15-LC21, Class B, 4.334%, 7/10/48 W	476,000	492,341
FRB Ser. 15-LC19, Class C, 4.231%, 2/10/48 W	855,000	845,088
Ser. 14-CR21, Class AM, 3.987%, 12/10/47	1,306,000	1,302,707
FRB Ser. 14-CR18, Class XA, IO, 0.992%, 7/15/47 W	2,009,447	36,391
FRB Ser. 14-CR19, Class XA, IO, 0.951%, 8/10/47 W	5,261,020	93,936
FRB Ser. 13-CR11, Class XA, IO, 0.907%, 8/10/50 W	5,615,229	57,141
FRB Ser. 14-UBS6, Class XA, IO, 0.858%, 12/10/47 W	5,572,805	99,502
FRB Ser. 14-LC17, Class XA, IO, 0.702%, 10/10/47 W	4,444,236	62,255
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 5.754%, 7/10/46 W	924,509	882,182
FRB Ser. 13-CR13, Class D, 4.881%, 11/10/46 W	537,000	518,064
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2, Class AX, IO, zero %, 1/15/49 W	3,049,981	31
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.261%, 4/15/50 W	1,318,000	1,203,345
Ser. 16-C7, Class AS, 3.958%, 11/15/49 W	388,000	386,700
Ser. 15-C2, Class AS, 3.849%, 6/15/57 W	442,000	436,805
Ser. 15-C1, Class AS, 3.791%, 4/15/50 W	1,138,000	1,133,085
Ser. 19-C17, Class AS, 3.278%, 9/15/52	389,000	375,547
FRB Ser. 20-C19, Class XA, IO, 1.114%, 3/15/53 W	10,571,778	740,891
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.761%, 4/15/50 W	501,000	395,303
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.451%, 12/15/49 W	1,264,000	1,032,242
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.389%, 8/10/44 W	1,770,671	1,760,578
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.472%, 2/10/46 W	3,668,987	29,569
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.088%, 1/10/47 W	560,000	450,800
FRB Ser. 14-GC22, Class C, 4.688%, 6/10/47 W	743,000	727,416
FRB Ser. 13-GC12, Class XA, IO, 1.39%, 6/10/46 W	2,144,775	21,143
FRB Ser. 14-GC22, Class XA, IO, 0.942%, 6/10/47 W	4,268,532	59,718
FRB Ser. 14-GC24, Class XA, IO, 0.712%, 9/10/47 W	8,720,431	125,574
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.525%, 8/10/43 W	630,000	475,092
FRB Ser. 13-GC14, Class B, 4.735%, 8/10/46 W	436,000	440,892
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	650,000	644,638
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.554%, 9/15/47 W	370,000	346,109
FRB Ser. 13-C12, Class B, 4.095%, 7/15/45 W	435,000	434,749
FRB Ser. 13-C12, Class C, 4.095%, 7/15/45 W	755,000	751,409
Ser. 16-C1, Class AS, 3.97%, 3/17/49	423,000	422,257
FRB Ser. 15-C33, Class XA, IO, 0.904%, 12/15/48 W	5,390,446	151,863
FRB Ser. 14-C25, Class XA, IO, 0.825%, 11/15/47 W	6,392,423	113,306
FRB Ser. 14-C19, Class XA, IO, 0.646%, 4/15/47 W	4,557,099	45,544

Dynamic Asset Allocation Balanced Fund 69

MORTGAGE-BACKED SECURITIES (4.9%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class C, 5.008%, 12/15/46 W	$334,000	$336,348
Ser. 12-C6, Class AS, 4.117%, 5/15/45	811,000	810,355
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	731,000	730,446
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.27%, 5/15/45 W	695,000	589,255
FRB Ser. 12-C8, Class D, 4.674%, 10/15/45 W	544,000	528,912
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO, zero %, 2/15/40 W	41,234	2
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B, 3.165%, 4/20/48 W	1,276,000	1,240,285
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 5.704%, 12/15/49 W	18,514	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.053%, 2/15/47 W	468,000	479,555
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	306,000	308,288
FRB Ser. 14-C17, Class C, 4.472%, 8/15/47 W	1,106,000	1,059,419
FRB Ser. 15-C24, Class B, 4.343%, 5/15/48 W	375,000	375,900
FRB Ser. 14-C17, Class XA, IO, 1.046%, 8/15/47 W	3,152,827	50,798
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C6, Class D, 4.586%, 11/15/45 W	491,000	486,436
FRB Ser. 13-C9, Class D, 4.108%, 5/15/46 W	441,000	411,105
Morgan Stanley Capital I Trust FRB Ser. 16-BNK2, Class C, 3.892%, 11/15/49 W	818,000	768,242
Morgan Stanley Capital I Trust 144A
FRB Ser. 07-IQ15, Class C, 6.273%, 6/11/49 W	85,770	87,116
FRB Ser. 11-C3, Class D, 5.086%, 7/15/49 W	324,000	324,130
Multifamily Connecticut Avenue Securities Trust 144A FRB Ser. 19-01, Class M7, 2.157%, 10/15/49	191,966	191,345
PFP, Ltd. 144A REMICs FRB Ser. 21-8, Class AS, 1.681%, 8/9/37 (Cayman Islands)	463,000	454,912
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	417,718	4
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C, 5.84%, 5/10/45 W	755,000	754,431
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4, Class XA, IO, 1.572%, 12/10/45 W	4,164,628	14,635
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class A, 1.568%, 6/16/36	273,821	270,289
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, zero %, 11/15/48 W	917,837	267
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.305%, 7/15/46 W	501,000	448,312
FRB Ser. 16-LC25, Class AS, 3.872%, 12/15/59 W	657,000	663,239
FRB Ser. 14-LC16, Class XA, IO, 1.099%, 8/15/50 W	9,636,945	175,893
FRB Ser. 16-LC25, Class XA, IO, 0.833%, 12/15/59 W	8,395,417	260,955
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.305%, 7/15/46 W	412,000	234,720

70 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.9%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	$1,270,000	$1,286,840
FRB Ser. 13-C11, Class C, 4.182%, 3/15/45 W	1,149,000	1,150,756
Ser. 13-C11, Class AS, 3.311%, 3/15/45	455,000	454,668
FRB Ser. 14-C22, Class XA, IO, 0.791%, 9/15/57 W	22,830,887	335,797
FRB Ser. 13-C14, Class XA, IO, 0.658%, 6/15/46 W	10,313,699	54,588
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.294%, 3/15/44 W	788,814	380,760
Ser. 11-C4, Class E, 4.888%, 6/15/44 W	138,000	101,416
FRB Ser. 12-C9, Class D, 4.818%, 11/15/45 W	546,000	538,064
FRB Ser. 13-C15, Class D, 4.506%, 8/15/46 W	599,000	390,904
FRB Ser. 12-C9, Class XA, IO, 1.852%, 11/15/45 W	4,035,195	12,407
FRB Ser. 12-C10, Class XA, IO, 1.479%, 12/15/45 W	4,167,269	15,223
		43,545,046
Residential mortgage-backed securities (non-agency) (1.7%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.647%, 5/25/47	1,244,962	739,181
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 3.996%, 1/25/49 W	144,926	142,845
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	198,803	192,678
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month US LIBOR + 0.68%), 1.124%, 4/20/35	123,822	123,907
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR + 0.60%), 1.057%, 9/25/45	126,682	123,095
Bear Stearns Asset Backed Securities I Trust FRB Ser. 05-HE8, Class M3, (1 Month US LIBOR + 1.95%), 2.407%, 8/25/35	251,825	252,105
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.957%, 10/25/29 (Bermuda)	502,000	495,432
BRAVO Residential Funding Trust 144A Ser. 21-C, Class A1, 1.62%, 3/1/61	497,180	467,366
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	500,000	495,250
Cascade Funding Mortgage Trust, LLC 144A Ser. 21-HB7, Class M2, 2.679%, 10/27/31 W	1,666,000	1,615,285
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 2.778%, 5/25/35 W	200,506	202,043
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	49,134	48,687
Countrywide Alternative Loan Trust
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%), 1.107%, 11/20/35	214,864	207,210
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.081%, 6/25/46	528,847	489,038
FRB Ser. 06-24CB, Class A19, (1 Month US LIBOR + 0.50%), 0.957%, 8/25/36	402,878	187,761
FRB Ser. 05-65CB, Class 2A1, (1 Month US LIBOR + 0.43%), 0.882%, 12/25/35	958,789	701,883
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.837%, 8/25/46	894,592	797,539
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%), 0.629%, 2/20/47	499,068	405,626

Dynamic Asset Allocation Balanced Fund 71

MORTGAGE-BACKED SECURITIES (4.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Credit Suisse Mortgage Trust 144A Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	$316,742	$300,905
CSMC Trust 144A Ser. 21-RPL7, Class A1, 1.926%, 7/27/61 W	313,553	291,653
Deephaven Residential Mortgage Trust 144A Ser. 20-2, Class A1, 1.692%, 5/25/65	40,963	40,771
Eagle Re, Ltd. 144A
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 3.00%), 3.187%, 11/25/28	190,000	187,044
FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.887%, 11/25/28 (Bermuda)	357,894	355,976
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (1 Month US LIBOR + 6.35%), 6.807%, 9/25/28	872,505	944,797
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3, (1 Month US LIBOR + 5.55%), 6.007%, 7/25/28	1,168,227	1,243,714
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR + 5.15%), 5.607%, 11/25/28	763,162	805,889
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%), 5.457%, 12/25/28	650,061	683,869
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR + 4.70%), 5.157%, 4/25/28	557,297	580,843
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3, (1 Month US LIBOR + 4.65%), 5.107%, 10/25/28	2,181,473	2,257,318
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2, (1 Month US LIBOR + 3.55%), 4.007%, 8/25/29	552,705	563,068
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2, (1 Month US LIBOR + 3.45%), 3.907%, 10/25/29	383,237	397,848
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (1 Month US LIBOR + 2.30%), 2.757%, 9/25/30	302,697	302,845
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 3.107%, 1/25/49	151,167	151,551
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.907%, 3/25/49	15,844	15,844
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (1 Month US LIBOR + 2.40%), 2.857%, 2/25/47	207,000	206,440
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2, (1 Month US LIBOR + 2.35%), 2.807%, 2/25/49	159,986	161,327
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.757%, 10/25/48	105,900	105,644
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2, (1 Month US LIBOR + 2.10%), 2.557%, 9/25/48	747,941	751,214
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2B, (1 Month US LIBOR + 2.10%), 2.557%, 9/25/48	98,000	97,760
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 2.399%, 8/25/33	691,000	681,156
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (1 Month US LIBOR + 1.90%), 2.357%, 1/25/50	103,565	103,654
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1B, (US 30 Day Average SOFR + 1.85%), 1.949%, 1/25/42	281,000	265,091

72 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (1 Month US LIBOR + 1.00%), 1.457%, 2/25/47	$2,360,820	$2,339,161
Structured Agency Credit Risk Debt FRN Ser. 22-DNA2, Class M1A, (US 30 Day Average SOFR + 1.30%), 1.399%, 2/25/42	404,913	401,877
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2AS, (1 Month US LIBOR + 0.90%), 1.357%, 10/25/48	18,000	17,685
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 0.949%, 9/25/41	140,000	136,464
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (1 Month US LIBOR + 6.95%), 7.407%, 8/25/28	800,680	849,085
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 7.207%, 8/25/28	979,567	1,046,223
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.457%, 9/25/28	731,635	770,955
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 6.357%, 10/25/28	51,100	53,782
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 6.157%, 4/25/28	1,077,847	1,152,947
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 6.007%, 4/25/28	1,053,602	1,092,786
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.457%, 7/25/25	3,615	3,620
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (1 Month US LIBOR + 5.00%), 5.457%, 11/25/24	18,433	18,632
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (1 Month US LIBOR + 4.90%), 5.357%, 11/25/24	150,040	154,337
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.907%, 1/25/29	1,210,417	1,251,796
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (1 Month US LIBOR + 4.35%), 4.807%, 5/25/29	716,445	745,904
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (1 Month US LIBOR + 4.30%), 4.757%, 2/25/25	70,356	71,481
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (1 Month US LIBOR + 4.25%), 4.707%, 4/25/29	486,587	507,842
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (1 Month US LIBOR + 4.25%), 4.707%, 1/25/29	1,363,216	1,395,193
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.457%, 5/25/25	34,269	34,672
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2C, (1 Month US LIBOR + 3.65%), 4.107%, 9/25/29	95,000	97,464
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (1 Month US LIBOR + 3.55%), 4.007%, 7/25/29	570,985	582,917
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2C, (1 Month US LIBOR + 3.55%), 4.007%, 7/25/29	151,000	155,536
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (1 Month US LIBOR + 2.90%), 3.357%, 7/25/24	110,198	110,437
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2, (1 Month US LIBOR + 2.60%), 3.057%, 5/25/24	137,802	137,922

Dynamic Asset Allocation Balanced Fund 73

MORTGAGE-BACKED SECURITIES (4.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1ED5, (1 Month US LIBOR + 2.25%), 2.707%, 7/25/30	$58,460	$58,515
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (1 Month US LIBOR + 1.25%), 1.707%, 7/25/29	248,964	247,213
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1ED1, (1 Month US LIBOR + 0.65%), 1.107%, 1/25/31	116,916	115,601
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2ED1, (1 Month US LIBOR + 0.60%), 1.057%, 11/25/29	154,537	151,833
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 2.15%), 2.607%, 11/25/39	118,506	116,569
Connecticut Avenue Securities Trust FRB Ser. 19-R06, Class 2M2, (1 Month US LIBOR + 2.10%), 2.557%, 9/25/39	159,666	159,466
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (1 Month US LIBOR + 2.05%), 2.507%, 1/25/40	371,182	370,719
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M1, (US 30 Day Average SOFR + 1.10%), 1.299%, 1/25/42	221,148	219,489
Connecticut Avenue Securities FRB Ser. 21-R02, Class 2M1, (US 30 Day Average SOFR + 0.90%), 0.999%, 11/25/41	138,352	136,886
Connecticut Avenue Securities Trust FRB Ser. 21-R01, Class 1M1, (US 30 Day Average SOFR + 0.75%), 0.849%, 10/25/41	86,878	86,254
FWD Securitization Trust 144A Ser. 19-INV1, Class A3, 3.11%, 6/25/49 W	798,007	794,571
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 2.057%, 10/25/28 (Bermuda)	160,397	158,930
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	349,459	347,712
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	518,294	515,703
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	468,079	461,526
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month US LIBOR + 0.80%), 1.257%, 2/25/34	518,672	510,682
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2, 2.813%, 2/25/35 W	104,006	101,280
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (1 Month US LIBOR + 0.83%), 1.282%, 8/25/34	335,338	329,820
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 1.013%, 8/26/47 W	153,315	143,658
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A, Class A1M, (1 Month US LIBOR + 0.90%), 1.357%, 1/25/48	313,614	311,397
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month US LIBOR + 1.55%), 2.007%, 7/25/28 (Bermuda)	42,343	42,221
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%), 1.507%, 10/25/34	443,658	438,242
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2, 2.508%, 5/25/60 W	886,000	865,307
Starwood Mortgage Residential Trust 144A Ser. 20-3, Class A3, 2.591%, 4/25/65 W	757,000	745,858
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%), 1.307%, 5/25/47	498,266	438,771

74 Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (4.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Toorak Mortgage Corp., Ltd. 144A Ser. 21-1, Class A1, 2.24%, 6/25/24	$260,000	$249,520
Towd Point Mortgage Trust 144A Ser. 16-5, Class M2, 3.375%, 10/25/56 W	282,000	274,239
Triangle Re, Ltd. 144A
FRB Ser. 19-1, Class M2, (1 Month US LIBOR + 2.90%), 3.357%, 11/26/29	206,064	205,800
FRB Ser. 21-2, Class M1A, (1 Month US LIBOR + 2.05%), 2.507%, 10/25/33 (Bermuda)	707,000	700,671
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 07-HY2, Class 1A1, 3.03%, 12/25/36 W	362,422	341,194
FRB Ser. 05-AR12, Class 1A8, 2.849%, 10/25/35 W	446,700	429,943
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%), 1.417%, 7/25/45	182,418	172,348
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.80%), 1.257%, 8/25/45	155,547	153,733
		42,707,541
Total mortgage-backed securities (cost $128,774,849)		$125,197,297

COLLATERALIZED LOAN OBLIGATIONS (1.3%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 21-7A, Class A, (BBA LIBOR USD 3 Month + 1.07%), 1.329%, 4/23/34 (Cayman Islands)	$331,000	$328,170
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 1.341%, 4/15/34 (Cayman Islands)	841,000	830,894
AGL CLO 13, Ltd. 144A FRB Ser. 21-13A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.32%, 10/20/34 (Cayman Islands)	938,000	929,952
AGL CLO 6, Ltd. 144A FRB Ser. 21-6A, Class AR, (BBA LIBOR USD 3 Month + 1.20%), 1.454%, 7/20/34 (Cayman Islands)	200,000	198,660
AIG CLO, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 1.359%, 4/22/34	448,000	442,197
Aimco CLO 14, Ltd. 144A FRB Ser. 21-14A, Class A, (BBA LIBOR USD 3 Month + 0.99%), 1.244%, 4/20/34 (Cayman Islands)	461,000	454,506
Apex Credit CLO, Ltd. 144A FRB Ser. 21-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.15%), 1.408%, 10/25/32 (Cayman Islands)	400,000	396,840
Apidos CLO XII 144A FRB Ser. 18-12A, Class BR, (BBA LIBOR USD 3 Month + 1.40%), 1.641%, 4/15/31 (Cayman Islands)	1,190,000	1,173,476
Apidos CLO XXIII 144A FRB Ser. 20-23A, Class AR, (BBA LIBOR USD 3 Month + 1.22%), 1.461%, 4/15/33	1,100,000	1,093,098
Apidos CLO XXXV 144A FRB Ser. 21-35A, Class A, (BBA LIBOR USD 3 Month + 1.05%), 1.304%, 4/20/34 (Cayman Islands)	250,000	247,859
Apidos CLO XXXVII 144A FRB Ser. 21-37A, Class A, (BBA LIBOR USD 3 Month + 1.13%), 1.259%, 10/22/34 (Cayman Islands)	150,000	149,035
Ares LX CLO, Ltd. 144A FRB Ser. 21-60A, Class A, (BBA LIBOR USD 3 Month + 1.12%), 1.361%, 7/18/34 (Cayman Islands)	354,000	350,846
Ares XLI CLO, Ltd. 144A FRB Ser. 21-41A, Class AR2, (BBA LIBOR USD 3 Month + 1.07%), 1.311%, 4/15/34 (Cayman Islands)	750,000	744,458
Ballyrock CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (BBA LIBOR USD 3 Month + 1.15%), 1.286%, 10/20/34 (Cayman Islands)	500,000	496,544
Benefit Street Partners CLO V-B, Ltd. 144A FRB Ser. 18-5BA, Class A1A, (BBA LIBOR USD 3 Month + 1.09%), 1.344%, 4/20/31	570,500	567,289

Dynamic Asset Allocation Balanced Fund 75

COLLATERALIZED LOAN OBLIGATIONS (1.3%)* cont.	Principal amount	Value
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (BBA LIBOR USD 3 Month + 1.25%), 1.452%, 11/22/34 (Cayman Islands)	$754,000	$744,639
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (BBA LIBOR USD 3 Month + 1.17%), 1.411%, 10/15/34 (Cayman Islands)	518,000	512,458
Carlyle C17 CLO, Ltd. 144A FRB Ser. C17A, Class A1AR, (BBA LIBOR USD 3 Month + 1.03%), 1.329%, 4/30/31	381,000	379,532
Carlyle US CLO, Ltd. 144A FRB Ser. 21-8A, Class B, (BBA LIBOR USD 3 Month + 1.65%), 1.787%, 10/15/34 (Cayman Islands)	281,000	278,177
Cedar Funding XIV CLO, Ltd. 144A FRB Ser. 21-14A, Class B, (BBA LIBOR USD 3 Month + 1.60%), 1.841%, 7/15/33 (Cayman Islands)	712,000	702,902
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 21-29A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.424%, 10/20/34	978,000	968,433
Elevation CLO, Ltd. 144A FRB Ser. 17-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.23%), 1.471%, 10/15/29	735,630	734,239
Elmwood CLO II, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.404%, 4/20/34	400,000	395,586
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.24%), 1.481%, 4/15/33 (Cayman Islands)	700,000	697,081
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class B, (BBA LIBOR USD 3 Month + 1.70%), 1.941%, 4/15/33 (Cayman Islands)	450,000	446,872
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.404%, 10/20/34 (Cayman Islands)	430,000	426,477
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class BR, (BBA LIBOR USD 3 Month + 1.65%), 1.904%, 10/20/34 (Cayman Islands)	134,000	133,438
Elmwood CLO VIII, Ltd. 144A FRB Ser. 21-1A, Class B1, (BBA LIBOR USD 3 Month + 1.55%), 1.804%, 1/20/34 (Cayman Islands)	1,465,000	1,447,335
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (BBA LIBOR USD 3 Month + 1.20%), 1.441%, 4/16/34 (Cayman Islands)	581,000	576,593
GoldenTree Loan Management US CLO 5, Ltd. 144A FRB Ser. 21-5A, Class BR, (BBA LIBOR USD 3 Month + 1.55%), 1.804%, 10/20/32	1,000,000	992,000
Greywolf CLO III, Ltd. 144A FRB Ser. 20-3RA, Class A2R, (BBA LIBOR USD 3 Month + 1.85%), 2.109%, 4/15/33 (Cayman Islands)	679,000	671,574
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (BBA LIBOR USD 3 Month + 1.23%), 1.471%, 10/15/31 (Cayman Islands)	498,107	497,264
Gulf Stream Meridian 4, Ltd. 144A FRB Ser. 21-4A, Class A1, (BBA LIBOR USD 3 Month + 1.20%), 1.441%, 7/15/34 (Cayman Islands)	350,000	346,425
HalseyPoint CLO I, Ltd. 144A FRB Ser. 19-1A, Class A1A1, (BBA LIBOR USD 3 Month + 1.35%), 1.604%, 1/20/33 (Cayman Islands)	1,025,000	1,016,173
ICG US CLO, Ltd. 144A FRB Ser. 20-2RA, Class A2, (BBA LIBOR USD 3 Month + 1.80%), 2.041%, 1/16/33 (Cayman Islands)	527,000	520,467
ICG US CLO, Ltd. 144A FRB Ser. 21-3A, Class B1R, (BBA LIBOR USD 3 Month + 1.45%), 1.709%, 1/24/32 (Cayman Islands)	750,000	738,473
Logan CLO I, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.16%), 1.414%, 7/20/34 (Cayman Islands)	833,000	825,638
Magnetite CLO XXVI, Ltd. 144A FRB Ser. 21-26A, Class A1R, (BBA LIBOR USD 3 Month + 1.12%), 1.378%, 7/25/34	250,000	247,159
Magnetite XXI CLO, Ltd. 144A FRB Ser. 21-21A, Class BR, (BBA LIBOR USD 3 Month + 1.35%), 1.604%, 4/20/34 (Cayman Islands)	250,000	243,839
Marathon CLO XIII, Ltd. 144A FRB Ser. 21-1A, Class AANR, (BBA LIBOR USD 3 Month + 1.32%), 1.561%, 4/15/32 (Cayman Islands)	545,000	542,330
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.29%), 1.51%, 1/15/35 (Cayman Islands)	250,000	245,313

76 Dynamic Asset Allocation Balanced Fund

COLLATERALIZED LOAN OBLIGATIONS (1.3%)* cont.	Principal amount	Value
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (BBA LIBOR USD 3 Month + 1.35%), 1.482%, 4/15/31 (Cayman Islands)	$307,000	$304,099
Neuberger Berman Loan Advisers CLO 47, Ltd. 144A FRB Ser. 22-47A, Class A, (CME TERM SOFR 3 Month + 1.30%), 1.548%, 4/14/35 (Cayman Islands)	373,000	371,707
Oak Hill Credit Partners XVI 144A FRB Ser. 21-16A, Class A, (BBA LIBOR USD 3 Month + 1.15%), 1.314%, 10/18/34 (Cayman Islands)	250,000	248,517
Oaktree CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.401%, 7/15/34 (Cayman Islands)	508,000	504,009
Octagon Investment Partners 29, Ltd. 144A FRB Ser. 20-1A, Class AR, (BBA LIBOR USD 3 Month + 1.18%), 1.439%, 1/24/33 (Cayman Islands)	258,000	255,466
Octagon Investment Partners 48, Ltd. 144A FRB Ser. 21-3A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.404%, 10/20/34 (Cayman Islands)	250,000	247,560
Octagon Investment Partners 54, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.12%), 1.361%, 7/15/34 (Cayman Islands)	250,000	247,250
Palmer Square CLO, Ltd. 144A FRB Ser. 21-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.15%), 1.545%, 11/14/34 (Cayman Islands)	400,000	397,383
Palmer Square CLO, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.15%), 1.391%, 7/15/34 (Cayman Islands)	550,000	544,856
Palmer Square CLO, Ltd. 144A FRB Ser. 21-3A, Class B, (BBA LIBOR USD 3 Month + 1.65%), 1.882%, 1/15/35 (Cayman Islands)	502,000	497,732
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 21-1A, Class A1AR, (BBA LIBOR USD 3 Month + 1.00%), 1.254%, 10/20/31 (Cayman Islands)	500,000	496,883
Regatta XVIII Funding, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.10%), 1.341%, 1/15/34	623,000	618,769
Regatta XX Funding, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.16%), 1.401%, 10/15/34 (Cayman Islands)	334,000	330,757
Regatta XXIII Funding, Ltd. 144A FRB Ser. 21-4A, Class A1, (BBA LIBOR USD 3 Month + 1.15%), 1.26%, 1/20/35 (Cayman Islands)	360,000	356,032
RR, Ltd. 144A FRB Ser. 22-7A, Class A2B, (CME TERM SOFR 3 Month + 1.85%), 2.03%, 1/15/37 (Cayman Islands)	600,000	588,884
Sixth Street CLO XVI, Ltd. 144A FRB Ser. 20-16A, Class B, (BBA LIBOR USD 3 Month + 1.85%), 2.104%, 10/20/32 (Cayman Islands)	907,000	902,743
Sound Point CLO XXIII, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.411%, 7/15/34 (Cayman Islands)	508,000	501,338
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.424%, 7/20/34 (Cayman Islands)	758,000	749,655
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (BBA LIBOR USD 3 Month + 1.49%), 1.731%, 7/15/32	900,000	895,013
Total collateralized loan obligations (cost $33,068,539)		$32,792,894

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.7%)*	Principal amount	Value
Bahrain (Kingdom of) sr. unsec. bonds Ser. REGS, 5.25%, 1/25/33 (Bahrain)	$510,000	$469,856
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)	1,170,000	1,201,087
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)	517,000	496,179

Dynamic Asset Allocation Balanced Fund 77

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.7%)* cont.	Principal amount	Value
Côte d’Ivoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Côte d’Ivoire)	$1,300,000	$1,252,875
Côte d’Ivoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Côte d’Ivoire)	550,000	545,188
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)	238,000	215,093
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.40%, 6/5/49 (Dominican Republic)	450,000	421,875
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%, 7/19/28 (Dominican Republic)	278,000	282,173
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	262,000	269,205
Dominican (Republic of) 144A sr. unsec. bonds 6.00%, 2/22/33 (Dominican Republic)	670,000	653,927
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)	2,270,000	2,411,852
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	990,000	1,051,875
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%, 7/21/45 (Kazakhstan)	400,000	459,988
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)	880,000	860,209
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.125%, 7/21/25 (Kazakhstan)	520,000	540,710
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,834,000	1,993,503
Panama (Republic of) sr. unsec. unsub. bonds 3.298%, 1/19/33 (Panama)	750,000	716,175
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	505,000	528,988
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)	245,000	254,800
Paraguay (Republic of) 144A sr. unsec. bonds 3.849%, 6/28/33 (Paraguay)	200,000	193,000
Romania (Government of) 144A unsec. notes 3.00%, 2/27/27 (Romania)	1,110,000	1,076,962
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	1,065,000	1,001,100
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	287,000	287,722
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	229,000	208,436
Uruguay (Oriental Republic of) sr. unsec. bonds 5.10%, 6/18/50 (Uruguay)	300,000	353,268
Total foreign government and agency bonds and notes (cost $18,014,293)		$17,746,046

COMMODITY LINKED NOTES (0.5%)*†††	Principal amount	Value
Goldman Sachs International 144A notes zero %, 2022 (Indexed to the S&P GSCI Excess Return Index multiplied by 3)	$12,786,000	$13,855,140
Total commodity Linked Notes (cost $12,786,000)		$13,855,140

78 Dynamic Asset Allocation Balanced Fund

ASSET-BACKED SECURITIES (0.4%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$826,000	$823,935
Home Partners of America Trust 144A Ser. 21-2, Class C, 2.402%, 12/17/26	435,034	408,008
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 1.257%, 11/25/53	376,000	376,000
FRB Ser. 21-2, Class A, (1 Month US LIBOR + 0.75%), 1.207%, 4/25/55	891,000	891,000
MRA Issuance Trust 144A
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%), 2.097%, 4/22/22	891,000	891,002
FRB Ser. 21-EBO1, Class A2X, (1 Month US LIBOR + 1.75%), 1.981%, 4/15/22	1,044,000	1,038,784
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.431%, 8/15/22	783,000	783,001
FRB Ser. 21-8, Class A2X, (1 Month US LIBOR + 1.15%), 1.381%, 5/15/22	777,000	777,003
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 1.207%, 5/25/55	602,000	598,437
Provident Funding Mortgage Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 0.887%, 2/25/55	233,888	233,888
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 1.255%, 4/25/22	999,000	999,000
FRB Ser. 21-14, Class A1, (1 Month US LIBOR + 0.70%), 1.155%, 12/8/22	377,000	377,000
FRB Ser. 21-16, Class A1, (1 Month US LIBOR + 0.62%), 0.729%, 11/7/22	1,095,000	1,095,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), zero %, 8/8/22	999,000	999,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month US LIBOR + 0.60%), 1.057%, 1/25/46	522,284	520,573
Total asset-backed securities (cost $10,845,987)		$10,811,631

SENIOR LOANS (0.3%)*c	Principal amount	Value
Basic materials (—%)
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 11/23/27	$386,151	$374,628
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.554%, 2/4/26	143,550	130,362
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.006%, 10/1/25	174,225	171,394
TMS International Corp./DE bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.75%, 8/14/24	79,798	79,000
		755,384
Capital goods (0.1%)
Adient US, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.707%, 4/1/28	173,688	170,648
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.705%, 4/3/24	205,507	202,338

Dynamic Asset Allocation Balanced Fund 79

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
Capital goods cont.
Clarios Global LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.707%, 4/30/26	$169,042	$166,717
MajorDrive Holdings IV, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.563%, 6/1/28	282,576	277,809
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.006%, 3/28/25	380,379	371,551
TK Elevator US Newco, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 7/31/27	119,401	118,133
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.991%, 3/2/27	397,601	387,164
		1,694,360
Communication services (—%)
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.25%), 5.707%, 1/30/29	140,000	136,675
Asurion, LLC bank term loan FRN Ser. B9, (BBA LIBOR USD 3 Month + 3.25%), 3.707%, 7/31/27	119,223	116,652
DIRECTV Financing, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.75%, 7/22/27	229,200	228,693
		482,020
Consumer cyclicals (—%)
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.352%, 4/22/26	217,453	193,442
AppleCaramel Buyer, LLC bank term loan FRN (CME TERM SOFR 3 Month PLUS CSA + 0.00%), 4.25%, 10/19/27	192,563	190,075
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	94,160	93,265
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 5/1/26	151,572	150,531
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	170,000	127,500
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.50%, 2/28/25	114,148	102,489
		857,302
Consumer staples (—%)
Ascend Learning, LLC bank term loan FRN (1 Month US LIBOR + 5.75%), 6.25%, 11/18/29	160,000	158,800
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	464,655	442,519
IRB Holding Corp. bank term loan FRN (CME TERM SOFR 3 Month PLUS CSA + 3.00%), 3.75%, 12/15/27	83,938	83,378
PECF USS Intermediate Holding III Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 4.25%), 4.758%, 12/17/28	413,963	409,529
		1,094,226
Energy (—%)
CQP Holdco LP bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%), 4.756%, 6/4/28	282,863	281,140
		281,140
Financials (—%)
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 4/25/25	34,824	34,571
		34,571

80 Dynamic Asset Allocation Balanced Fund

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
Health care (0.1%)
Global Medical Response, Inc. bank term loan FRN (1 Month US LIBOR + 4.25%), 5.25%, 10/2/25	$493,750	$489,583
Jazz Financing Lux SARL bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 5/31/28	258,050	256,858
One Call Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 6.25%, 4/22/27	267,975	247,877
Ortho-Clinical Diagnostics, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 3.278%, 6/30/25	202,992	202,040
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.75%), 8.748%, 4/29/25	347,945	306,191
		1,502,549
Technology (0.1%)
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 12/6/27	330,813	324,845
Epicor Software Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.75%), 8.75%, 7/30/28	120,000	122,250
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/30/27	197,000	195,205
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.545%, 12/1/27	188,100	187,630
Polaris Newco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	278,600	276,302
Rocket Software, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 4.75%, 11/28/25	119,100	117,314
UKG, Inc. bank term loan FRN (1 Month US LIBOR + 5.25%), 5.75%, 5/3/27	150,000	148,617
		1,372,163
Transportation (—%)
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	105,000	106,214
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/21/28	222,750	219,781
		325,995
Total senior loans (cost $8,571,454)		$8,399,710

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	1,181	$1,854,761
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	1,907	2,126,305
Total convertible preferred stocks (cost $3,143,336)		$3,981,066

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$125,000	$112,438
Nabors Industries, Inc. company guaranty cv. sr. unsec. notes 0.75%, 1/15/24	280,000	263,200
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes 0.50%, 1/30/23	106,000	99,396
Total convertible bonds and notes (cost $432,710)		$475,034

Dynamic Asset Allocation Balanced Fund 81

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	1,342	$47,279
Total warrants (cost $6,647)				$47,279

SHORT-TERM INVESTMENTS (4.0%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.39% L	Shares	71,911,533	$71,911,533
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.25% P	Shares	1,438,000	1,438,000
U.S. Treasury Bills 0.390%, 6/9/22 # § Φ		$5,700,000	5,695,902
U.S. Treasury Bills 0.052%, 5/19/22 # §		5,748,000	5,746,091
U.S. Treasury Bills 0.037%, 4/21/22 # ∆ § Φ		8,800,000	8,799,401
U.S. Treasury Cash Management Bills 0.358%, 6/7/22 # ∆ § Φ		8,000,000	7,994,618
Total short-term investments (cost $101,587,484)			$101,585,545

TOTAL INVESTMENTS
Total investments (cost $2,631,369,384)	$3,076,049,223

Key to holding’s currency abbreviations
EUR	Euro
USD/$	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
PO	Principal Only
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2021 through March 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $2,561,017,965.
†††	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.
†	This security is non-income-producing.

82 Dynamic Asset Allocation Balanced Fund

‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $13,508,368 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $464,887 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $4,717,178 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $6,859,671 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $457,656,502 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/22 (aggregate face value $78,845,663) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Sell	6/15/22	$3,215,276	$3,276,144	$60,868
	Canadian Dollar	Sell	4/20/22	191,161	187,588	(3,573)
	Euro	Sell	6/15/22	12,205,054	12,247,881	42,827
Citibank, N.A.
	Danish Krone	Sell	6/15/22	1,177,164	1,181,606	4,442

Dynamic Asset Allocation Balanced Fund 83

FORWARD CURRENCY CONTRACTS at 3/31/22 (aggregate face value $78,845,663) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association
	British Pound	Sell	6/15/22	$9,566,507	$9,747,659	$181,152
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	4/20/22	1,023,312	1,004,448	(18,864)
	Norwegian Krone	Sell	6/15/22	710,188	701,620	(8,568)
	Singapore Dollar	Buy	5/18/22	1,795,066	1,809,629	(14,563)
	South Korean Won	Sell	5/18/22	5,051,219	5,103,282	52,063
	Swedish Krona	Buy	6/15/22	3,406,708	3,296,951	109,757
Morgan Stanley & Co. International PLC
	Euro	Sell	6/15/22	3,972,957	3,935,069	(37,888)
NatWest Markets PLC
	Australian Dollar	Buy	4/20/22	6,057,779	5,800,817	256,962
	Euro	Sell	6/15/22	3,972,957	3,934,899	(38,058)
	Japanese Yen	Buy	5/18/22	743,394	791,687	(48,293)
	Swiss Franc	Buy	6/15/22	522,635	525,337	(2,702)
State Street Bank and Trust Co.
	Chinese Yuan (Offshore)	Sell	5/18/22	1,658,855	1,651,015	(7,840)
	Japanese Yen	Buy	5/18/22	6,985,935	7,440,276	(454,341)
	Swiss Franc	Buy	6/15/22	7,755,833	7,623,627	132,206
UBS AG
	Canadian Dollar	Sell	4/20/22	5,615,021	5,511,183	(103,838)
	Euro	Sell	6/15/22	426,835	427,644	809
	Hong Kong Dollar	Buy	5/18/22	2,633,971	2,647,301	(13,330)
Unrealized appreciation						841,086
Unrealized (depreciation)						(751,858)
Total						$89,228
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Short)	196	$21,379,984	$21,015,120	Jun-22	$(1,321,910)
Russell 2000 Index E-Mini (Long)	104	10,764,650	10,745,280	Jun-22	292,550
S&P 500 Index E-Mini (Long)	22	4,983,451	4,983,825	Jun-22	2,143
S&P 500 Index E-Mini (Short)	880	199,338,040	199,353,000	Jun-22	(9,927,904)
S&P Mid Cap 400 Index E-Mini (Long)	3	808,098	806,760	Jun-22	135
U.S. Treasury Bond 30 yr (Long)	190	28,511,875	28,511,875	Jun-22	(1,045,217)
U.S. Treasury Bond Ultra 30 yr (Long)	325	57,565,625	57,565,625	Jun-22	(2,125,926)
U.S. Treasury Note 2 yr (Long)	547	115,921,266	115,921,266	Jun-22	(1,464,269)
U.S. Treasury Note 5 yr (Long)	1,006	115,375,625	115,375,625	Jun-22	(2,749,388)
U.S. Treasury Note 5 yr (Short)	912	104,595,000	104,595,000	Jun-22	2,477,448
U.S. Treasury Note 10 yr (Long)	393	48,289,875	48,289,875	Jun-22	(1,316,994)
U.S. Treasury Note Ultra 10 yr (Short)	10	1,354,688	1,354,688	Jun-22	49,743
Unrealized appreciation					2,822,019
Unrealized (depreciation)					(19,951,608)
Total					$(17,129,589)

84 Dynamic Asset Allocation Balanced Fund

TBA SALE COMMITMENTS OUTSTANDING at 3/31/22 (proceeds receivable $332,582,344) (Unaudited)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 4.50%, 4/1/52	$2,000,000	4/21/22	$2,069,282
Uniform Mortgage-Backed Securities, 4.50%, 4/1/52	1,000,000	4/13/22	1,037,344
Uniform Mortgage-Backed Securities, 4.00%, 4/1/52	39,000,000	4/13/22	39,801,349
Uniform Mortgage-Backed Securities, 3.50%, 5/1/52	5,000,000	5/12/22	4,990,235
Uniform Mortgage-Backed Securities, 3.50%, 4/1/52	88,000,000	4/13/22	88,158,127
Uniform Mortgage-Backed Securities, 3.00%, 4/1/52	60,000,000	4/13/22	58,701,564
Uniform Mortgage-Backed Securities, 2.50%, 5/1/52	6,000,000	5/12/22	5,713,594
Uniform Mortgage-Backed Securities, 2.50%, 4/1/52	77,000,000	4/13/22	73,474,848
Uniform Mortgage-Backed Securities, 2.00%, 5/1/52	20,000,000	5/12/22	18,529,218
Uniform Mortgage-Backed Securities, 2.00%, 4/1/52	40,000,000	4/13/22	37,125,622
Total			$329,601,183

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$30,107,000	$2,101,168	$(399)	1/3/32	1.3265% — Annually	Secured Overnight Financing Rate — Annually	$2,008,456
124,269,000	1,652,778 E	(1,805,490)	6/15/24	1.80% — Annually	Secured Overnight Financing Rate — Annually	(152,709)
63,315,000	842,090 E	919,785	6/15/24	Secured Overnight Financing Rate — Annually	1.80% — Annually	77,695
55,761,000	1,179,903 E	(1,306,768)	6/15/27	1.85% — Annually	Secured Overnight Financing Rate — Annually	(126,867)
7,276,000	131,768 E	(193,081)	6/15/32	1.95% — Annually	Secured Overnight Financing Rate — Annually	(61,313)
33,640,000	609,220 E	891,799	6/15/32	Secured Overnight Financing Rate — Annually	1.95% — Annually	282,579
13,408,000	174,036 E	207,727	6/15/52	Secured Overnight Financing Rate — Annually	2.05% — Annually	381,762
1,771,000	23,962	(23)	3/30/32	2.2655% — Annually	Secured Overnight Financing Rate — Annually	(24,194)

Dynamic Asset Allocation Balanced Fund 85

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,771,000	$23,094	$(23)	3/30/32	2.26% — Annually	Secured Overnight Financing Rate — Annually	$(23,326)
2,522,000	12,232	(20)	3/31/27	Secured Overnight Financing Rate — Annually	2.3365% — Annually	12,375
21,950,000	26,340	(83)	3/31/24	2.307% — Annually	Secured Overnight Financing Rate — Annually	(27,829)
15,300,000	39,015	(124)	3/31/27	Secured Overnight Financing Rate — Annually	2.288% — Annually	39,864
4,909,000	2,749	(40)	4/1/27	2.247% — Annually	Secured Overnight Financing Rate — Annually	(2,789)
485,000	54	(2)	4/4/24	Secured Overnight Financing Rate — Annually	2.243% — Annually	52
620,000	130	(8)	4/4/32	Secured Overnight Financing Rate — Annually	2.0975% — Annually	(138)
Total		$(1,286,750)	$2,383,618
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$99,928,966	$102,942,517	$—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	$3,055,018
98,205,099	101,194,901	—	12/15/25	Secured Overnight Financing Rate minus 0.25% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	(3,057,788)

86 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$38,959	$39,122	$—	12/15/25	(Secured Overnight Financing Rate plus 0.40%) — Monthly	Evraz PLC — Monthly	$154
Upfront premium received		—		Unrealized appreciation		3,055,172
Upfront premium (paid)		—		Unrealized (depreciation)		(3,057,788)
Total		$—		Total	$(2,616)
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Diageo PLC (United Kingdom)	Consumer staples	13,696	$696,720	0.68%
Exxon Mobil Corp.	Energy	8,224	679,194	0.66%
ConocoPhillips	Energy	6,776	677,560	0.66%
PepsiCo, Inc.	Consumer staples	4,007	670,679	0.65%
Verisk Analytics, Inc.	Consumer cyclicals	3,122	670,031	0.65%
MSCI, Inc.	Technology	1,324	665,642	0.65%
FactSet Research Systems, Inc.	Consumer cyclicals	1,531	664,649	0.65%
SEI Investments Co.	Financials	10,981	661,190	0.64%
Eiffage SA (France)	Basic materials	6,352	659,001	0.64%
Keysight Technologies, Inc.	Technology	4,137	653,570	0.63%
Secom Co., Ltd. (Japan)	Consumer cyclicals	8,840	645,851	0.63%
Exor NV (Netherlands)	Financials	8,240	637,189	0.62%
Hershey Co. (The)	Consumer staples	2,900	628,268	0.61%
GlaxoSmithKline PLC (United Kingdom)	Health care	27,025	586,115	0.57%
Colgate-Palmolive Co.	Consumer staples	7,478	567,066	0.55%
Baloise Holding AG (Switzerland)	Financials	3,070	550,706	0.53%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	19,761	544,605	0.53%
AT&T, Inc.	Communication services	22,831	539,485	0.52%
Textron, Inc.	Capital goods	7,035	523,245	0.51%
Marubeni Corp. (Japan)	Conglomerates	44,498	522,791	0.51%
IA Financial Corp., Inc. (Canada)	Financials	8,528	518,992	0.50%
Fortive Corp.	Capital goods	8,473	516,250	0.50%
Osaka Gas Co., Ltd. (Japan)	Utilities and power	29,942	516,075	0.50%
Avery Dennison Corp.	Basic materials	2,924	508,752	0.49%
Dover Corp.	Capital goods	3,228	506,550	0.49%
Bank Hapoalim MB (Israel)	Financials	50,777	505,184	0.49%
Toronto-Dominion Bank (Canada)	Financials	6,320	501,898	0.49%
Weyerhaeuser Co.	Basic materials	13,226	501,264	0.49%
Chevron Corp.	Energy	3,071	500,029	0.49%
3M Co.	Conglomerates	3,272	487,160	0.47%

Dynamic Asset Allocation Balanced Fund 87

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Brenntag SE (Germany)	Basic materials	5,968	$487,038	0.47%
Bank Leumi Le-Israel BM (Israel)	Financials	44,870	485,644	0.47%
Zebra Technologies Corp. Class A	Technology	1,167	482,657	0.47%
Cummins, Inc.	Capital goods	2,336	479,159	0.47%
Synopsys, Inc.	Technology	1,425	475,029	0.46%
Tokyo Gas Co., Ltd. (Japan)	Utilities and power	25,688	472,378	0.46%
MetLife, Inc.	Financials	6,700	470,911	0.46%
Canadian Imperial Bank of Commerce (Canada)	Financials	3,845	467,191	0.45%
Edenred (France)	Consumer cyclicals	9,248	462,204	0.45%
Cadence Design Systems, Inc.	Technology	2,809	462,016	0.45%
Hologic, Inc.	Health care	6,013	461,916	0.45%
Sumitomo Corp. (Japan)	Consumer staples	26,455	461,865	0.45%
VeriSign, Inc.	Technology	2,073	461,178	0.45%
Fidelity National Financial, Inc.	Financials	9,441	461,105	0.45%
AMETEK, Inc.	Conglomerates	3,420	455,469	0.44%
Telefonica SA (Spain)	Communication services	92,828	453,264	0.44%
George weston, Ltd. (Canada)	Consumer staples	3,620	446,154	0.43%
Fairfax Financial Holdings, Ltd. (Canada)	Financials	812	443,360	0.43%
Repsol SA (Spain)	Energy	33,191	440,348	0.43%
Sonic Healthcare, Ltd. (Australia)	Health care	16,502	439,666	0.43%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Assicurazioni Generali SpA (Italy)	Financials	30,759	$706,742	0.70%
Air Liquide SA (France)	Basic materials	3,855	677,747	0.67%
AXA SA (France)	Financials	22,822	670,686	0.66%
S&P Global, Inc.	Consumer cyclicals	1,619	664,047	0.66%
Allianz SE (Germany)	Financials	2,733	654,689	0.65%
STERIS PLC	Health care	2,698	652,239	0.64%
Berkshire Hathaway, Inc. Class B	Financials	1,836	647,832	0.64%
BHP Group, Ltd. (Australia)	Basic materials	16,270	630,057	0.62%
Visa, Inc. Class A	Financials	2,751	610,114	0.60%
Waste Management, Inc.	Capital goods	3,824	606,078	0.60%
Heineken NV (Netherlands)	Consumer staples	6,066	581,010	0.57%
Ceridian HCM Holding, Inc.	Technology	8,260	564,639	0.56%
Kimco Realty Corp.	Financials	22,666	559,853	0.55%
Pioneer Natural Resources Co.	Energy	2,183	545,815	0.54%
SoftBank Corp.	Communication services	45,150	529,607	0.52%
Bouygues SA (France)	Conglomerates	15,062	527,023	0.52%
Tokio Marine Holdings, Inc. (Japan)	Financials	8,961	524,695	0.52%
BNP Paribas SA (France)	Financials	9,118	523,825	0.52%
Atmos Energy Corp.	Utilities and power	4,383	523,754	0.52%
Imperial Brands PLC (United Kingdom)	Consumer staples	24,535	519,064	0.51%

88 Dynamic Asset Allocation Balanced Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Toyota Motor Corp. (Japan)	Consumer cyclicals	28,400	$518,467	0.51%
Alexandria Real Estate Equities, Inc.	Financials	2,551	513,410	0.51%
Cooper Cos., Inc. (The)	Health care	1,219	508,867	0.50%
TOTO, Ltd.	Basic materials	12,312	499,599	0.49%
TransCanada Corp. (Canada)	Energy	8,538	481,542	0.48%
Waste Connections, Inc.	Capital goods	3,443	480,987	0.48%
Trend Micro, Inc. (Japan)	Technology	8,150	479,325	0.47%
Enbridge, Inc. (Canada)	Utilities and power	10,412	479,311	0.47%
Dollar General Corp.	Consumer cyclicals	2,147	477,892	0.47%
Fastenal Co.	Consumer staples	7,981	474,088	0.47%
ORIX Corp. (Japan)	Financials	23,481	472,069	0.47%
Saputo, Inc. (Canada)	Consumer staples	19,873	470,694	0.47%
Avantor, Inc.	Health care	13,870	469,088	0.46%
Mitsubishi UFJ Financial Group, Inc. (Japan)	Financials	75,018	468,505	0.46%
Orange SA (France)	Communication services	39,455	467,204	0.46%
Molson Coors Beverage Co. Class B	Consumer staples	8,751	467,155	0.46%
Naturgy Energy Group SA (Spain)	Utilities and power	15,428	463,560	0.46%
Reed Elsevier (United Kingdom)	Consumer cyclicals	14,158	443,201	0.44%
Rollins, Inc.	Consumer cyclicals	12,567	440,489	0.44%
Hang Seng Bank, Ltd. (Hong Kong)	Financials	22,581	435,867	0.43%
International Paper Co.	Basic materials	9,416	434,563	0.43%
Moody’s Corp.	Consumer cyclicals	1,282	432,532	0.43%
ONEOK, Inc.	Energy	6,076	429,135	0.42%
Venture Corp., Ltd. (Singapore)	Technology	32,913	426,663	0.42%
Bunzl PLC (United Kingdom)	Consumer staples	10,940	426,528	0.42%
CGI Group, Inc. Class A (Canada)	Technology	5,327	424,377	0.42%
Telus Corp. (Canada)	Communication services	16,228	423,959	0.42%
Enel SpA (Italy)	Utilities and power	62,580	420,083	0.42%
MTR Corp. (Hong Kong)	Transportation	77,070	416,671	0.41%
Swisscom AG (Switzerland)	Communication services	689	414,107	0.41%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$27,076,000	$2,185,033	$87,609	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(2,097,424)
85,533,000	5,276,531	9,107	9/13/26	2.7375% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	(5,267,424)
Total		$96,716	$(7,364,848)

Dynamic Asset Allocation Balanced Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$1,504	$21,043	$5,136	5/11/63	300 bp — Monthly	$(3,620)
CMBX NA BBB−.6 Index	B+/P	2,953	46,867	11,440	5/11/63	300 bp — Monthly	(8,460)
CMBX NA BBB−.6 Index	B+/P	6,050	93,735	22,881	5/11/63	300 bp — Monthly	(16,776)
Barclays Bank PLC
CMBX NA BBB−.6 Index	B+/P	8,647	74,605	18,211	5/11/63	300 bp — Monthly	(9,521)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	BB−/P	46,895	83,000	8,848	11/18/54	500 bp — Monthly	38,128
CMBX NA BB.6 Index	CCC+/P	48,200	319,573	134,508	5/11/63	500 bp — Monthly	(85,998)
CMBX NA BB.7 Index	B/P	31,284	613,000	190,520	1/17/47	500 bp — Monthly	(158,641)
CMBX NA BB.9 Index	B/P	1,629	8,000	1,894	9/17/58	500 bp — Monthly	(258)
CMBX NA BB.9 Index	B/P	13,274	65,000	15,392	9/17/58	500 bp — Monthly	(2,054)
CMBX NA BBB−.10 Index	BB+/P	4,963	40,000	4,456	11/17/59	300 bp — Monthly	531
CMBX NA BBB−.10 Index	BB+/P	5,782	53,000	5,904	11/17/59	300 bp — Monthly	(91)
CMBX NA BBB−.12 Index	BBB−/P	1,126	27,000	2,414	8/17/61	300 bp — Monthly	(1,272)
CMBX NA BBB−.12 Index	BBB−/P	10,725	182,000	16,271	8/17/61	300 bp — Monthly	(5,439)
Credit Suisse International
CMBX NA BB.7 Index	B/P	15,516	116,000	36,053	1/17/47	500 bp — Monthly	(20,424)
CMBX NA BBB−.7 Index	BB−/P	51,063	646,000	116,151	1/17/47	300 bp — Monthly	(64,711)
Goldman Sachs International
CMBX NA A.14 Index	A-/P	(141)	8,000	22	12/16/72	200 bp — Monthly	(160)
CMBX NA A.14 Index	A-/P	(492)	29,000	81	12/16/72	200 bp — Monthly	(562)
CMBX NA A.14 Index	A-/P	(1,222)	72,000	202	12/16/72	200 bp — Monthly	(1,396)
CMBX NA A.6 Index	BBB+/P	557	10,210	827	5/11/63	200 bp — Monthly	(266)
CMBX NA A.6 Index	BBB+/P	1,339	24,133	1,955	5/11/63	200 bp — Monthly	(606)
CMBX NA A.6 Index	BBB+/P	(40)	61,260	4,962	5/11/63	200 bp — Monthly	(4,978)

90 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA A.6 Index	BBB+/P	$4,594	$86,321	$6,992	5/11/63	200 bp — Monthly	$(2,364)
CMBX NA A.6 Index	BBB+/P	6,505	116,023	9,398	5/11/63	200 bp — Monthly	(2,848)
CMBX NA A.6 Index	BBB+/P	21,914	173,570	14,059	5/11/63	200 bp — Monthly	7,922
CMBX NA A.6 Index	BBB+/P	23,119	250,609	20,299	5/11/63	200 bp — Monthly	2,917
CMBX NA BBB−.14 Index	BBB−/P	405	9,000	872	12/16/72	300 bp — Monthly	(462)
CMBX NA BBB−.15 Index	BBB−/P	92	1,000	96	11/18/64	300 bp — Monthly	(3)
CMBX NA BBB−.15 Index	BBB−/P	89	1,000	96	11/18/64	300 bp — Monthly	(6)
CMBX NA BBB−.6 Index	B+/P	79	956	233	5/11/63	300 bp — Monthly	(154)
CMBX NA BBB−.6 Index	B+/P	750	7,652	1,868	5/11/63	300 bp — Monthly	(1,113)
CMBX NA BBB−.6 Index	B+/P	1,771	24,868	6,070	5/11/63	300 bp — Monthly	(4,285)
CMBX NA BBB−.6 Index	B+/P	4,655	41,129	10,039	5/11/63	300 bp — Monthly	(5,360)
CMBX NA BBB−.6 Index	B+/P	4,888	43,042	10,506	5/11/63	300 bp — Monthly	(5,593)
CMBX NA BBB−.6 Index	B+/P	4,557	51,650	12,608	5/11/63	300 bp — Monthly	(8,021)
CMBX NA BBB−.6 Index	B+/P	5,354	59,302	14,476	5/11/63	300 bp — Monthly	(9,087)
CMBX NA BBB−.6 Index	B+/P	10,387	91,822	22,414	5/11/63	300 bp — Monthly	(11,973)
CMBX NA BBB−.6 Index	B+/P	10,042	113,821	27,784	5/11/63	300 bp — Monthly	(17,675)
CMBX NA BBB−.6 Index	B+/P	35,180	447,632	109,267	5/11/63	300 bp — Monthly	(73,826)
CMBX NA BBB−.7 Index	BB−/P	418	6,000	1,079	1/17/47	300 bp — Monthly	(657)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	(809)	154,000	708	12/16/72	200 bp — Monthly	(1,458)
CMBX NA A.14 Index	A-/P	(229)	39,000	109	12/16/72	200 bp — Monthly	(323)
CMBX NA A.14 Index	A-/P	(946)	143,000	400	12/16/72	200 bp — Monthly	(1,291)
CMBX NA A.7 Index	BBB+/P	9,165	209,000	8,883	1/17/47	200 bp — Monthly	364

Dynamic Asset Allocation Balanced Fund 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.10 Index	B+/P	$4,975	$62,000	$17,298	5/11/63	500 bp — Monthly	$(12,263)
CMBX NA BBB−.12 Index	BBB−/P	1,884	35,000	3,129	8/17/61	300 bp — Monthly	(1,224)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(567)	38,000	175	12/16/72	200 bp — Monthly	(727)
CMBX NA A.13 Index	A-/P	(760)	91,000	419	12/16/72	200 bp — Monthly	(1,144)
CMBX NA A.13 Index	A-/P	(912)	152,000	699	12/16/72	200 bp — Monthly	(1,552)
CMBX NA A.14 Index	A-/P	(176)	14,000	39	12/16/72	200 bp — Monthly	(210)
CMBX NA A.14 Index	A-/P	(245)	22,000	62	12/16/72	200 bp — Monthly	(298)
CMBX NA A.14 Index	A-/P	(460)	31,000	87	12/16/72	200 bp — Monthly	(535)
CMBX NA A.14 Index	A-/P	(483)	31,000	87	12/16/72	200 bp — Monthly	(558)
CMBX NA A.14 Index	A-/P	(483)	31,000	87	12/16/72	200 bp — Monthly	(558)
CMBX NA A.14 Index	A-/P	(200)	34,000	95	12/16/72	200 bp — Monthly	(282)
CMBX NA A.14 Index	A-/P	(648)	46,000	129	12/16/72	200 bp — Monthly	(759)
CMBX NA A.14 Index	A-/P	(960)	60,000	168	12/16/72	200 bp — Monthly	(1,105)
CMBX NA A.6 Index	BBB+/P	1,400	12,995	1,053	5/11/63	200 bp — Monthly	352
CMBX NA A.6 Index	BBB+/P	3,881	41,768	3,383	5/11/63	200 bp — Monthly	514
CMBX NA A.6 Index	BBB+/P	3,369	45,481	3,684	5/11/63	200 bp — Monthly	(298)
CMBX NA A.6 Index	BBB+/P	5,769	60,332	4,887	5/11/63	200 bp — Monthly	905
CMBX NA BB.6 Index	CCC+/P	24,066	93,209	39,232	5/11/63	500 bp — Monthly	(15,075)
CMBX NA BB.6 Index	CCC+/P	48,543	187,369	78,864	5/11/63	500 bp — Monthly	(32,516)
CMBX NA BBB−.12 Index	BBB−/P	4,420	75,000	6,705	8/17/61	300 bp — Monthly	(2,241)
CMBX NA BBB−.12 Index	BBB−/P	4,637	108,000	9,655	8/17/61	300 bp — Monthly	(4,955)
Upfront premium received		498,415		Unrealized appreciation		51,633
Upfront premium (paid)		(9,773)		Unrealized (depreciation)		(608,032)
Total		$488,642		Total		$(556,399)

92 Dynamic Asset Allocation Balanced Fund

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution. *** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited)
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(1,263)	$12,066	$977	5/11/63	(200 bp) — Monthly	$(291)
CMBX NA A.7 Index	(1,550)	209,000	8,883	1/17/47	(200 bp) — Monthly	7,252
CMBX NA BB.10 Index	(47,738)	198,000	55,242	11/17/59	(500 bp) — Monthly	7,311
CMBX NA BB.10 Index	(18,615)	73,000	20,367	11/17/59	(500 bp) — Monthly	1,681
CMBX NA BB.10 Index	(7,410)	71,000	19,809	11/17/59	(500 bp) — Monthly	12,330
CMBX NA BB.10 Index	(6,360)	58,000	16,182	11/17/59	(500 bp) — Monthly	9,766
CMBX NA BB.11 Index	(2,131)	31,000	3,305	11/18/54	(500 bp) — Monthly	1,143
CMBX NA BB.11 Index	(4,016)	31,000	3,305	11/18/54	(500 bp) — Monthly	(742)
CMBX NA BB.11 Index	(1,089)	21,000	2,239	11/18/54	(500 bp) — Monthly	1,129
CMBX NA BB.8 Index	(8,940)	69,575	24,497	10/17/57	(500 bp) — Monthly	15,490
CMBX NA BB.8 Index	(21,707)	60,878	21,435	10/17/57	(500 bp) — Monthly	(331)
CMBX NA BB.9 Index	(1,290)	32,000	7,578	9/17/58	(500 bp) — Monthly	6,256
CMBX NA BB.9 Index	(387)	6,000	1,421	9/17/58	(500 bp) — Monthly	1,028
CMBX NA BBB−.10 Index	(39,326)	132,000	14,705	11/17/59	(300 bp) — Monthly	(24,698)
CMBX NA BBB−.10 Index	(8,120)	33,000	3,676	11/17/59	(300 bp) — Monthly	(4,463)
CMBX NA BBB−.10 Index	(5,010)	21,000	2,339	11/17/59	(300 bp) — Monthly	(2,683)
CMBX NA BBB−.12 Index	(109,446)	347,000	31,022	8/17/61	(300 bp) — Monthly	(78,627)
CMBX NA BBB−.12 Index	(28,391)	85,000	7,599	8/17/61	(300 bp) — Monthly	(20,842)
CMBX NA BBB−.12 Index	(10,605)	47,000	4,202	8/17/61	(300 bp) — Monthly	(6,431)

Dynamic Asset Allocation Balanced Fund 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	$(11,630)	$33,000	$2,950	8/17/61	(300 bp) — Monthly	$(8,699)
CMBX NA BBB−.12 Index	(10,897)	31,000	2,771	8/17/61	(300 bp) — Monthly	(8,143)
CMBX NA BBB−.12 Index	(3,615)	19,000	1,699	8/17/61	(300 bp) — Monthly	(1,927)
CMBX NA BBB−.12 Index	(1,694)	10,000	894	8/17/61	(300 bp) — Monthly	(806)
CMBX NA BBB−.14 Index	(112)	1,000	97	12/16/72	(300 bp) — Monthly	(16)
CMBX NA BBB−.14 Index	(112)	1,000	97	12/16/72	(300 bp) — Monthly	(16)
CMBX NA BBB−.6 Index	(5,463)	21,043	5,136	5/11/63	(300 bp) — Monthly	(339)
CMBX NA BBB−.6 Index	(4,189)	16,260	3,969	5/11/63	(300 bp) — Monthly	(230)
CMBX NA BBB−.8 Index	(28,438)	182,000	23,660	10/17/57	(300 bp) — Monthly	(4,884)
CMBX NA BBB−.8 Index	(15,648)	99,000	12,870	10/17/57	(300 bp) — Monthly	(2,836)
CMBX NA BBB−.8 Index	(15,710)	99,000	12,870	10/17/57	(300 bp) — Monthly	(2,898)
CMBX NA BBB−.8 Index	(11,582)	87,000	11,310	10/17/57	(300 bp) — Monthly	(323)
CMBX NA BBB−.8 Index	(11,100)	80,000	10,400	10/17/57	(300 bp) — Monthly	(747)
CMBX NA BBB−.8 Index	(6,011)	42,000	5,460	10/17/57	(300 bp) — Monthly	(576)
CMBX NA BBB−.8 Index	(5,550)	40,000	5,200	10/17/57	(300 bp) — Monthly	(373)
CMBX NA BBB−.9 Index	(9,700)	41,000	4,186	9/17/58	(300 bp) — Monthly	(5,538)
Credit Suisse International
CMBX NA BB.10 Index	(19,613)	147,000	41,013	11/17/59	(500 bp) — Monthly	21,257
CMBX NA BB.10 Index	(17,362)	146,000	40,734	11/17/59	(500 bp) — Monthly	23,230
CMBX NA BB.10 Index	(9,571)	77,000	21,483	11/17/59	(500 bp) — Monthly	11,837
CMBX NA BB.7 Index	(9,143)	492,676	207,367	5/11/63	(500 bp) — Monthly	197,745
CMBX NA BB.7 Index	(28,039)	152,000	47,242	1/17/47	(500 bp) — Monthly	19,055
CMBX NA BB.8 Index	(9,988)	55,080	19,394	10/17/57	(500 bp) — Monthly	9,353

94 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
CMBX NA A.6 Index	$(96)	$928	$75	5/11/63	(200 bp) — Monthly	$(21)
CMBX NA BB.10 Index	(4,525)	20,000	5,580	11/17/59	(500 bp) — Monthly	1,036
CMBX NA BB.6 Index	(9,821)	91,307	38,431	5/11/63	(500 bp) — Monthly	28,521
CMBX NA BB.6 Index	(146)	951	400	5/11/63	(500 bp) — Monthly	253
CMBX NA BB.7 Index	(87,717)	432,000	134,266	1/17/47	(500 bp) — Monthly	46,128
CMBX NA BB.7 Index	(18,678)	114,000	35,431	1/17/47	(500 bp) — Monthly	16,642
CMBX NA BB.8 Index	(39,788)	104,362	36,746	10/17/57	(500 bp) — Monthly	(3,144)
CMBX NA BB.8 Index	(28,436)	76,339	26,879	10/17/57	(500 bp) — Monthly	(1,632)
CMBX NA BB.8 Index	(20,756)	58,945	20,755	10/17/57	(500 bp) — Monthly	(59)
CMBX NA BB.8 Index	(18,578)	51,215	18,033	10/17/57	(500 bp) — Monthly	(595)
CMBX NA BB.8 Index	(18,610)	51,215	18,033	10/17/57	(500 bp) — Monthly	(627)
CMBX NA BB.8 Index	(4,758)	40,585	14,290	10/17/57	(500 bp) — Monthly	9,492
CMBX NA BB.9 Index	(1,071)	9,000	2,131	9/17/58	(500 bp) — Monthly	1,051
CMBX NA BB.9 Index	(481)	3,000	710	9/17/58	(500 bp) — Monthly	227
CMBX NA BBB−.6 Index	(67,580)	237,207	57,902	5/11/63	(300 bp) — Monthly	(9,816)
CMBX NA BBB−.6 Index	(10,906)	208,513	50,898	5/11/63	(300 bp) — Monthly	39,870
CMBX NA BBB−.6 Index	(246)	956	233	5/11/63	(300 bp) — Monthly	(13)
CMBX NA BBB−.8 Index	(6,598)	51,000	6,630	10/17/57	(300 bp) — Monthly	2
JPMorgan Securities LLC
CMBX NA BB.11 Index	(8,237)	15,218	6,405	5/11/63	(500 bp) — Monthly	(1,846)
CMBX NA BB.17 Index	(93,524)	191,000	59,363	1/17/47	(500 bp) — Monthly	(34,347)
CMBX NA BB.8 Index	(4,956)	9,663	3,402	10/17/57	(500 bp) — Monthly	(1,563)
CMBX NA BBB−.10 Index	(35,665)	340,000	37,876	11/17/59	(300 bp) — Monthly	2,013
CMBX NA BBB−.10 Index	(25,072)	89,000	9,915	11/17/59	(300 bp) — Monthly	(15,209)

Dynamic Asset Allocation Balanced Fund 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB−.10 Index	$(22,940)	$77,000	$8,578	11/17/59	(300 bp) — Monthly	$(14,407)
CMBX NA BBB−.10 Index	(7,421)	45,000	5,013	11/17/59	(300 bp) — Monthly	(2,435)
CMBX NA BBB−.12 Index	(9,080)	26,000	2,324	8/17/61	(300 bp) — Monthly	(6,771)
CMBX NA BBB−.14 Index	(61)	1,000	97	12/16/72	(300 bp) — Monthly	35
CMBX NA BBB−.6 Index	(43,621)	153,993	37,590	5/11/63	(300 bp) — Monthly	(6,121)
CMBX NA BBB−.6 Index	(4,841)	18,173	4,436	5/11/63	(300 bp) — Monthly	(415)
CMBX NA BBB−.7 Index	(116,208)	495,000	89,001	1/17/47	(300 bp) — Monthly	(27,495)
CMBX NA BBB−.8 Index	(15,401)	111,000	14,430	10/17/57	(300 bp) — Monthly	(1,036)
Merrill Lynch International
CMBX NA BB.10 Index	(8,080)	142,000	39,618	11/17/59	(500 bp) — Monthly	31,400
CMBX NA BBB−.10 Index	(18,634)	86,000	9,580	11/17/59	(300 bp) — Monthly	(9,103)
CMBX NA BBB−.7 Index	(5,409)	66,000	11,867	1/17/47	(300 bp) — Monthly	6,420
CMBX NA BBB−.9 Index	(5,557)	30,000	3,063	9/17/58	(300 bp) — Monthly	(2,512)
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(1,062)	10,210	827	5/11/63	(200 bp) — Monthly	(239)
CMBX NA A.6 Index	(168)	1,856	150	5/11/63	(200 bp) — Monthly	(18)
CMBX NA BB.10 Index	(7,446)	71,000	19,809	11/17/59	(500 bp) — Monthly	12,294
CMBX NA BB.10 Index	(13,856)	59,000	16,461	11/17/59	(500 bp) — Monthly	2,547
CMBX NA BB.7 Index	(6,171)	32,000	9,946	1/17/47	(500 bp) — Monthly	3,744
CMBX NA BB.7 Index	(402)	2,000	622	1/17/47	(500 bp) — Monthly	217
CMBX NA BB.8 Index	(25,704)	67,642	23,817	10/17/57	(500 bp) — Monthly	(1,953)
CMBX NA BB.8 Index	(23,573)	65,709	23,136	10/17/57	(500 bp) — Monthly	(501)
CMBX NA BB.8 Index	(14,814)	40,585	14,290	10/17/57	(500 bp) — Monthly	(563)
CMBX NA BB.8 Index	(13,408)	35,754	12,589	10/17/57	(500 bp) — Monthly	(854)

96 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.8 Index	$(8,778)	$24,158	$8,506	10/17/57	(500 bp) — Monthly	$(296)
CMBX NA BB.8 Index	(7,407)	20,293	7,145	10/17/57	(500 bp) — Monthly	(282)
CMBX NA BB.8 Index	(6,427)	12,562	4,423	10/17/57	(500 bp) — Monthly	(2,016)
CMBX NA BB.9 Index	(1,353)	22,000	5,210	9/17/58	(500 bp) — Monthly	3,835
CMBX NA BB.9 Index	(851)	14,000	3,315	9/17/58	(500 bp) — Monthly	2,450
CMBX NA BB.9 Index	(1,060)	7,000	1,658	9/17/58	(500 bp) — Monthly	591
CMBX NA BB.9 Index	(526)	7,000	1,658	9/17/58	(500 bp) — Monthly	1,125
CMBX NA BB.9 Index	(754)	5,000	1,184	9/17/58	(500 bp) — Monthly	425
CMBX NA BB.9 Index	(428)	5,000	1,184	9/17/58	(500 bp) — Monthly	752
CMBX NA BBB−.10 Index	(12,175)	96,000	10,694	11/17/59	(300 bp) — Monthly	(1,537)
CMBX NA BBB−.10 Index	(8,392)	80,000	8,912	11/17/59	(300 bp) — Monthly	474
CMBX NA BBB−.10 Index	(6,408)	74,000	8,244	11/17/59	(300 bp) — Monthly	1,792
CMBX NA BBB−.10 Index	(12,677)	52,000	5,793	11/17/59	(300 bp) — Monthly	(6,915)
CMBX NA BBB−.10 Index	(7,589)	35,000	3,899	11/17/59	(300 bp) — Monthly	(3,710)
CMBX NA BBB−.10 Index	(6,704)	31,000	3,453	11/17/59	(300 bp) — Monthly	(3,268)
CMBX NA BBB−.10 Index	(6,386)	27,000	3,008	11/17/59	(300 bp) — Monthly	(3,394)
CMBX NA BBB−.10 Index	(2,755)	12,000	1,337	11/17/59	(300 bp) — Monthly	(1,425)
CMBX NA BBB−.12 Index	(6,260)	30,000	2,682	8/17/61	(300 bp) — Monthly	(3,596)
CMBX NA BBB−.12 Index	(4,985)	15,000	1,341	8/17/61	(300 bp) — Monthly	(3,653)
CMBX NA BBB−.14 Index	(62)	1,000	97	12/16/72	(300 bp) — Monthly	34
CMBX NA BBB−.6 Index	(116,885)	461,023	112,536	5/11/63	(300 bp) — Monthly	(4,618)
CMBX NA BBB−.7 Index	(6,827)	67,000	12,047	1/17/47	(300 bp) — Monthly	5,181
CMBX NA BBB−.8 Index	(14,372)	105,000	13,650	10/17/57	(300 bp) — Monthly	(783)

Dynamic Asset Allocation Balanced Fund 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.8 Index	$(11,799)	$93,000	$12,090	10/17/57	(300 bp) — Monthly	$236
CMBX NA BBB−.8 Index	(11,828)	93,000	12,090	10/17/57	(300 bp) — Monthly	207
CMBX NA BBB−.8 Index	(11,200)	80,000	10,400	10/17/57	(300 bp) — Monthly	(847)
CMBX NA BBB−.8 Index	(12,240)	79,000	10,270	10/17/57	(300 bp) — Monthly	(2,016)
CMBX NA BBB−.8 Index	(11,719)	75,000	9,750	10/17/57	(300 bp) — Monthly	(2,013)
CMBX NA BBB−.8 Index	(10,305)	72,000	9,360	10/17/57	(300 bp) — Monthly	(987)
CMBX NA BBB−.8 Index	(9,629)	71,000	9,230	10/17/57	(300 bp) — Monthly	(441)
CMBX NA BBB−.8 Index	(9,674)	71,000	9,230	10/17/57	(300 bp) — Monthly	(485)
CMBX NA BBB−.8 Index	(11,044)	71,000	9,230	10/17/57	(300 bp) — Monthly	(1,847)
CMBX NA BBB−.8 Index	(7,063)	50,000	6,500	10/17/57	(300 bp) — Monthly	(592)
Upfront premium received	—		Unrealized appreciation		564,857
Upfront premium (paid)	(1,775,225)		Unrealized (depreciation)		(365,475)
Total	$(1,775,225)		Total		$199,382
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited)
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
NA HY Series 37 Index	BB−/P	$(707,153)	$7,485,000	$472,131	12/20/26	500 bp — Quarterly	$(223,586)
NA IG Series 38 Index	BBB+/P	(1,184,074)	82,500,000	1,315,050	6/20/27	100 bp — Quarterly	149,309
Total	$(1,891,227)		$(74,277)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

98 Dynamic Asset Allocation Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$44,077,619	$31,505,969	$—
Capital goods	90,614,894	11,421,849	—
Communication services	40,124,492	7,300,191	—
Conglomerates	6,439,140	2,663,841	—
Consumer cyclicals	234,957,553	44,104,086	—
Consumer staples	86,112,524	26,496,428	—
Energy	52,177,162	16,727,662	—
Financials	195,547,952	56,521,466	—
Government	—	293,735	—
Health care	195,244,404	34,542,246	—
Technology	447,022,703	29,027,049	—
Transportation	27,118,837	7,119,484	—
Utilities and power	44,764,953	3,917,411	—
Total common stocks	1,464,202,233	271,641,417	—
Asset-backed securities	—	10,811,631	—
Collateralized loan obligations	—	32,792,894	—
Commodity linked notes	—	13,855,140	—
Convertible bonds and notes	—	475,034	—
Convertible preferred stocks	—	3,981,066	—
Corporate bonds and notes	—	374,546,160	—
Foreign government and agency bonds and notes	—	17,746,046	—
Mortgage-backed securities	—	125,197,297	—
Senior loans	—	8,399,710	—
U.S. government and agency mortgage obligations	—	650,500,097	—
U.S. treasury obligations	—	267,674	—
Warrants	47,279	—	—
Short-term investments	1,438,000	100,147,545	—
Totals by level	$1,465,687,512	$1,610,361,711	$—

Dynamic Asset Allocation Balanced Fund 99

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$89,228	$—
Futures contracts	(17,129,589)	—	—
TBA sale commitments	—	(329,601,183)	—
Interest rate swap contracts	—	3,670,368	—
Total return swap contracts	—	(7,464,180)	—
Credit default contracts	—	2,746,516	—
Totals by level	$(17,129,589)	$(330,559,251)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities 3/31/22 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $2,559,457,851)	$3,004,137,690
Affiliated issuers (identified cost $71,911,533) (Note 5)	71,911,533
Cash	49,581
Foreign currency (cost $100,444) (Note 1)	98,931
Dividends, interest and other receivables	8,980,521
Foreign tax reclaim	746,679
Receivable for shares of the fund sold	11,219,442
Receivable for investments sold	15,357,886
Receivable for sales of TBA securities (Note 1)	209,390,202
Receivable for variation margin on futures contracts (Note 1)	3,366,339
Receivable for variation margin on centrally cleared swap contracts (Note 1)	514,956
Unrealized appreciation on forward currency contracts (Note 1)	841,086
Unrealized appreciation on OTC swap contracts (Note 1)	3,671,662
Premium paid on OTC swap contracts (Note 1)	1,784,998
Prepaid assets	72,450
Total assets	3,332,143,956

LIABILITIES
Payable for investments purchased	9,068,818
Payable for purchases of TBA securities (Note 1)	414,519,751
Payable for shares of the fund repurchased	6,836,228
Payable for compensation of Manager (Note 2)	1,102,242
Payable for custodian fees (Note 2)	77,449
Payable for investor servicing fees (Note 2)	457,152
Payable for Trustee compensation and expenses (Note 2)	394,636
Payable for administrative services (Note 2)	7,724
Payable for distribution fees (Note 2)	1,068,886
Payable for variation margin on futures contracts (Note 1)	244,889
Payable for variation margin on centrally cleared swap contracts (Note 1)	468,464
Unrealized depreciation on OTC swap contracts (Note 1)	4,031,295
Premium received on OTC swap contracts (Note 1)	498,415
Unrealized depreciation on forward currency contracts (Note 1)	751,858
TBA sale commitments, at value (proceeds receivable $332,582,344) (Note 1)	329,601,183
Collateral on certain derivative contracts, at value (Notes 1 and 9)	1,705,674
Other accrued expenses	291,327
Total liabilities	771,125,991

Net assets	$2,561,017,965

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,074,091,473
Total distributable earnings (Note 1)	486,926,492
Total — Representing net assets applicable to capital shares outstanding	$2,561,017,965

(Continued on next page)

Dynamic Asset Allocation Balanced Fund 101

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,372,168,356 divided by 86,335,643 shares)	$15.89
Offering price per class A share (100/94.25 of $15.89)*	$16.86
Net asset value and offering price per class B share ($22,859,434 divided by 1,442,253 shares)**	$15.85
Net asset value and offering price per class C share ($201,698,437 divided by 13,140,181 shares)**	$15.35
Net asset value, offering price and redemption price per class P share
($291,350,816 divided by 18,284,177 shares)	$15.93
Net asset value, offering price and redemption price per class R share
($19,509,933 divided by 1,239,718 shares)	$15.74
Net asset value, offering price and redemption price per class R5 share
($8,961,381 divided by 562,283 shares)	$15.94
Net asset value, offering price and redemption price per class R6 share
($297,973,515 divided by 18,700,574 shares)	$15.93
Net asset value, offering price and redemption price per class Y share
($346,496,093 divided by 21,742,531 shares)	$15.94

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Balanced Fund

Statement of operations Six months ended 3/31/22 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $250,421)	$14,575,612
Interest (net of foreign tax of $2,173) (including interest income of $41,511 from investments
in affiliated issuers) (Note 5)	12,470,495
Securities lending (net of expenses) (Notes 1 and 5)	10,570
Total investment income	27,056,677

EXPENSES
Compensation of Manager (Note 2)	6,848,684
Investor servicing fees (Note 2)	1,413,369
Custodian fees (Note 2)	123,596
Trustee compensation and expenses (Note 2)	51,109
Distribution fees (Note 2)	3,046,809
Administrative services (Note 2)	44,571
Other	459,553
Total expenses	11,987,691
Expense reduction (Note 2)	(973)
Net expenses	11,986,718

Net investment income	15,069,959

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $17,963) (Notes 1 and 3)	137,524,648
Foreign currency transactions (Note 1)	(33,822)
Forward currency contracts (Note 1)	(3,573,526)
Futures contracts (Note 1)	6,122,066
Swap contracts (Note 1)	(9,415,487)
Written options (Note 1)	279,964
Total net realized gain	130,903,843
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(148,619,840)
Assets and liabilities in foreign currencies	(29,803)
Forward currency contracts	2,325,171
Futures contracts	(32,538,779)
Swap contracts	(1,398,356)
Written options	39,280
Total change in net unrealized depreciation	(180,222,327)

Net loss on investments	(49,318,484)

Net decrease in net assets resulting from operations	$(34,248,525)

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 103

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/22*	Year ended 9/30/21
Operations
Net investment income	$15,069,959	$30,489,964
Net realized gain on investments
and foreign currency transactions	130,903,843	203,756,328
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(180,222,327)	230,884,840
Net increase (decrease) in net assets resulting
from operations	(34,248,525)	465,131,132
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(7,125,859)	(13,986,377)
Class B	(25,149)	(71,102)
Class C	(297,338)	(651,557)
Class P	(2,012,010)	(3,871,278)
Class R	(75,109)	(161,963)
Class R5	(61,459)	(138,230)
Class R6	(2,073,729)	(4,484,278)
Class Y	(2,278,171)	(4,866,108)
Net realized short-term gain on investments
Class A	(65,673,917)	—
Class B	(1,243,889)	—
Class C	(10,407,273)	—
Class P	(13,489,800)	—
Class R	(924,197)	—
Class R5	(503,502)	—
Class R6	(14,650,438)	—
Class Y	(17,102,608)	—
From net realized long-term gain on investments
Class A	(74,409,261)	(7,817,273)
Class B	(1,409,339)	(209,006)
Class C	(11,791,553)	(1,416,286)
Class P	(15,284,090)	(1,575,238)
Class R	(1,047,125)	(130,651)
Class R5	(570,473)	(63,349)
Class R6	(16,599,106)	(1,908,920)
Class Y	(19,377,441)	(2,242,756)
Increase (decrease) from capital share transactions (Note 4)	143,120,203	(310,876,691)
Total increase (decrease) in net assets	(169,561,158)	110,660,069

NET ASSETS
Beginning of period	2,730,579,123	2,619,919,054
End of period	$2,561,017,965	$2,730,579,123

*Unaudited.

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Balanced Fund

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Dynamic Asset Allocation Balanced Fund 105

Financial highlights

(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
March 31, 2022**	$17.92	.09	(.27)	(.18)	(.09)	(1.76)	(1.85)	$15.89	(1.40)*	$1,372,168	.47*	.54*	177*
September 30, 2021	15.34	.18	2.67	2.85	(.17)	(.10)	(.27)	17.92	18.66	1,438,004.94		1.07	253
September 30, 2020	14.55	.20	.84	1.04	(.25)	—	(.25)	15.34	7.31	1,391,432.96		1.38	265
September 30, 2019	15.66	.28	(.23)	.05	(.27)	(.89)	(1.16)	14.55	1.07	1,377,682.97		1.92	137
September 30, 2018	15.43	.26	.93	1.19	(.24)	(.72)	(.96)	15.66	7.92	1,444,919.97		1.70	129
September 30, 2017	14.02	.22	1.54	1.76	(.22)	(.13)	(.35)	15.43	12.66	1,398,458.98		1.54	200
Class B
March 31, 2022**	$17.87	.02	(.26)	(.24)	(.02)	(1.76)	(1.78)	$15.85	(1.75)*	$22,859	.84*	.15*	177*
September 30, 2021	15.29	.05	2.67	2.72	(.04)	(.10)	(.14)	17.87	17.80	29,057	1.69	.32	253
September 30, 2020	14.49	.09	.84	.93	(.13)	—	(.13)	15.29	6.54	36,121	1.71	.63	265
September 30, 2019	15.60	.17	(.23)	(.06)	(.16)	(.89)	(1.05)	14.49	.28	45,740	1.72	1.16	137
September 30, 2018	15.36	.14	.94	1.08	(.12)	(.72)	(.84)	15.60	7.19	59,879	1.72	.93	129
September 30, 2017	13.96	.11	1.52	1.63	(.10)	(.13)	(.23)	15.36	11.80	68,183	1.73	.78	200
Class C
March 31, 2022**	$17.37	.03	(.27)	(.24)	(.02)	(1.76)	(1.78)	$15.35	(1.77)*	$201,698	.84*	.17*	177*
September 30, 2021	14.88	.05	2.59	2.64	(.05)	(.10)	(.15)	17.37	17.76	224,072	1.69	.33	253
September 30, 2020	14.11	.09	.82	.91	(.14)	—	(.14)	14.88	6.57	226,182	1.71	.64	265
September 30, 2019	15.23	.16	(.22)	(.06)	(.17)	(.89)	(1.06)	14.11	.28	251,217	1.72	1.17	137
September 30, 2018	15.03	.14	.91	1.05	(.13)	(.72)	(.85)	15.23	7.13	283,493	1.72	.94	129
September 30, 2017	13.66	.11	1.50	1.61	(.11)	(.13)	(.24)	15.03	11.89	306,264	1.73	.79	200
Class P
March 31, 2022**	$17.97	.12	(.28)	(.16)	(.12)	(1.76)	(1.88)	$15.93	(1.27)*	$291,351	.29 *	.73*	177*
September 30, 2021	15.38	.25	2.68	2.93	(.24)	(.10)	(.34)	17.97	19.12	288,282.56		1.45	253
September 30, 2020	14.59	.26	.84	1.10	(.31)	—	(.31)	15.38	7.73	260,760.57		1.77	265
September 30, 2019	15.71	.34	(.24)	.10	(.33)	(.89)	(1.22)	14.59	1.41	227,614.58		2.33	137
September 30, 2018	15.47	.32	.94	1.26	(.30)	(.72)	(1.02)	15.71	8.39	209,773.58		2.09	129
September 30, 2017	14.05	.29	1.53	1.82	(.27)	(.13)	(.40)	15.47	13.14	197,195.59		1.96	200
Class R
March 31, 2022**	$17.76	.07	(.27)	(.20)	(.06)	(1.76)	(1.82)	$15.74	(1.48)*	$19,510	.59*	.41*	177*
September 30, 2021	15.20	.14	2.65	2.79	(.13)	(.10)	(.23)	17.76	18.39	20,763	1.19	.82	253
September 30, 2020	14.42	.17	.82	.99	(.21)	—	(.21)	15.20	7.01	24,135	1.21	1.14	265
September 30, 2019	15.53	.24	(.22)	.02	(.24)	(.89)	(1.13)	14.42	.83	31,821	1.22	1.68	137
September 30, 2018	15.31	.22	.92	1.14	(.20)	(.72)	(.92)	15.53	7.65	39,262	1.22	1.46	129
September 30, 2017	13.91	.19	1.52	1.71	(.18)	(.13)	(.31)	15.31	12.43	34,448	1.23	1.31	200

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

106 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 107

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
March 31, 2022**	$17.97	.11	(.27)	(.16)	(.11)	(1.76)	(1.87)	$15.94	(1.28)*	$8,961	.36*	.65*	177*
September 30, 2021	15.38	.23	2.67	2.90	(.21)	(.10)	(.31)	17.97	18.95	10,957.70		1.31	253
September 30, 2020	14.58	.24	.85	1.09	(.29)	—	(.29)	15.38	7.64	10,456.71		1.64	265
September 30, 2019	15.70	.31	(.23)	.08	(.31)	(.89)	(1.20)	14.58	1.26	10,876.72		2.18	137
September 30, 2018	15.46	.30	.94	1.24	(.28)	(.72)	(1.00)	15.70	8.26	10,918.72		1.96	129
September 30, 2017	14.04	.25	1.55	1.80	(.25)	(.13)	(.38)	15.46	12.96	1,434.73		1.71	200
Class R6
March 31, 2022**	$17.96	.12	(.28)	(.16)	(.11)	(1.76)	(1.87)	$15.93	(1.23)*	$297,974	.31*	.70*	177*
September 30, 2021	15.37	.24	2.68	2.92	(.23)	(.10)	(.33)	17.96	19.08	332,275.60		1.41	253
September 30, 2020	14.58	.26	.83	1.09	(.30)	—	(.30)	15.37	7.68	320,512.61		1.74	265
September 30, 2019	15.70	.33	(.23)	.10	(.33)	(.89)	(1.22)	14.58	1.36	307,002.62		2.29	137
September 30, 2018	15.46	.32	.93	1.25	(.29)	(.72)	(1.01)	15.70	8.35	281,041.62		2.07	129
September 30, 2017	14.05	.28	1.53	1.81	(.27)	(.13)	(.40)	15.46	13.03	212,565.63		1.93	200
Class Y
March 31, 2022**	$17.97	.11	(.27)	(.16)	(.11)	(1.76)	(1.87)	$15.94	(1.27)*	$346,496	.34*	.66*	177*
September 30, 2021	15.37	.23	2.69	2.92	(.22)	(.10)	(.32)	17.97	19.04	387,168.69		1.32	253
September 30, 2020	14.58	.24	.84	1.08	(.29)	—	(.29)	15.37	7.57	350,322.71		1.63	265
September 30, 2019	15.69	.31	(.22)	.09	(.31)	(.89)	(1.20)	14.58	1.32	469,860.72		2.17	137
September 30, 2018	15.46	.30	.93	1.23	(.28)	(.72)	(1.00)	15.69	8.18	466,775.72		1.96	129
September 30, 2017	14.05	.27	1.52	1.79	(.25)	(.13)	(.38)	15.46	12.92	387,995.73		1.82	200

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

108 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 109

Notes to financial statements 3/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2021 through March 31, 2022.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class P, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates

110 Dynamic Asset Allocation Balanced Fund

and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably

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available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

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The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent

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and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an

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independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a

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segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $492,702 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $464,887 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

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The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $2,385,209,277, resulting in gross unrealized appreciation and depreciation of $458,447,463 and $115,296,357, respectively, or net unrealized appreciation of $343,151,106.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.255% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

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The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$908,124	Class R5	7,653
Class B	16,793	Class R6	79,140
Class C	138,173	Class Y	236,091
Class P	14,628	Total	$1,413,369
Class R	12,767

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $973 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,899, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

118 Dynamic Asset Allocation Balanced Fund

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,780,354
Class B	1.00%	1.00%	131,902
Class C	1.00%	1.00%	1,084,506
Class R	1.00%	0.50%	50,047
Total			$3,046,809

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $124,088 from the sale of class A shares and received $381 and $743 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $352 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$4,765,763,239	$4,799,227,594
U.S. government securities (Long-term)	—	—
Total	$4,765,763,239	$4,799,227,594

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	3,443,923	$58,105,025	7,723,151	$132,003,613
Shares issued in connection with
reinvestment of distributions	8,594,302	142,368,688	1,234,382	21,034,103
	12,038,225	200,473,713	8,957,533	153,037,716
Shares repurchased	(5,933,961)	(100,304,943)	(19,432,220)	(325,110,020)
Net increase (decrease)	6,104,264	$100,168,770	(10,474,687)	$(172,072,304)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	15,603	$252,633	31,938	$535,534
Shares issued in connection with
reinvestment of distributions	152,237	2,518,710	15,839	262,584
	167,840	2,771,343	47,777	798,118
Shares repurchased	(351,383)	(5,889,215)	(783,868)	(13,418,690)
Net decrease	(183,543)	$(3,117,872)	(736,091)	$(12,620,572)

Dynamic Asset Allocation Balanced Fund 119

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	684,085	$11,299,575	1,572,456	$26,184,910
Shares issued in connection with
reinvestment of distributions	1,367,556	21,912,069	124,376	2,014,190
	2,051,641	33,211,644	1,696,832	28,199,100
Shares repurchased	(1,811,705)	(29,471,045)	(4,001,893)	(66,313,283)
Net increase (decrease)	239,936	$3,740,599	(2,305,061)	$(38,114,183)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class P	Shares	Amount	Shares	Amount
Shares sold	4,107,139	$69,110,750	19,018,988	$306,223,532
Shares issued in connection with
reinvestment of distributions	1,853,618	30,783,020	317,955	5,446,516
	5,960,757	99,893,770	19,336,943	311,670,048
Shares repurchased	(3,718,716)	(62,455,433)	(20,250,946)	(326,579,750)
Net increase (decrease)	2,242,041	$37,438,337	(914,003)	$(14,909,702)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class R	Shares	Amount	Shares	Amount
Shares sold	79,151	$1,317,683	149,878	$2,529,697
Shares issued in connection with
reinvestment of distributions	123,923	2,033,696	16,856	283,073
	203,074	3,351,379	166,734	2,812,770
Shares repurchased	(132,182)	(2,276,391)	(585,328)	(9,706,551)
Net increase (decrease)	70,892	$1,074,988	(418,594)	$(6,893,781)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class R5	Shares	Amount	Shares	Amount
Shares sold	19,749	$334,967	50,257	$850,562
Shares issued in connection with
reinvestment of distributions	68,340	1,135,434	11,782	201,579
	88,089	1,470,401	62,039	1,052,141
Shares repurchased	(135,656)	(2,264,605)	(132,167)	(2,302,442)
Net decrease	(47,567)	$(794,204)	(70,128)	$(1,250,301)

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,178,821	$20,050,800	3,241,809	$55,490,601
Shares issued in connection with
reinvestment of distributions	1,965,921	32,633,311	368,584	6,309,950
	3,144,742	52,684,111	3,610,393	61,800,551
Shares repurchased	(2,940,233)	(50,492,220)	(5,961,699)	(102,877,033)
Net increase (decrease)	204,509	$2,191,891	(2,351,306)	$(41,076,482)

120 Dynamic Asset Allocation Balanced Fund

	SIX MONTHS ENDED 3/31/22		YEAR ENDED 9/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,882,747	$49,682,036	5,724,924	$95,818,532
Shares issued in connection with
reinvestment of distributions	2,075,440	34,474,623	372,380	6,369,746
	4,958,187	84,156,659	6,097,304	102,188,278
Shares repurchased	(4,765,775)	(81,738,965)	(7,332,387)	(126,127,644)
Net increase (decrease)	192,412	$2,417,694	(1,235,083)	$(23,939,366)

At the close of the reporting period, the Putnam RetirementReady Funds owned 10.3% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/21	cost	proceeds	income	of 3/31/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$19,155,555	$54,983,115	$74,138,670	$4,928	$—
Putnam Short Term
Investment Fund**	90,503,040	442,250,691	460,842,198	41,511	71,911,533
Total Short-term
investments	$109,658,595	$497,233,806	$534,980,868	$46,439	$71,911,533

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021.LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR

Dynamic Asset Allocation Balanced Fund 121

in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Purchased currency option contracts (contract amount)	$29,500,000
Written equity option contracts (contract amount)	$—*
Written currency option contracts (contract amount)	$29,500,000
Futures contracts (number of contracts)	6,000
Forward currency contracts (contract amount)	$1,139,900,000
Centrally cleared interest rate swap contracts (notional)	$305,500,000
OTC total return swap contracts (notional)	$220,300,000
Centrally cleared total return swap contracts (notional)	$177,000,000
OTC credit default contracts (notional)	$15,300,000
Centrally cleared credit default contracts (notional)	$112,500,000
Warrants (number of warrants)	1,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

122 Dynamic Asset Allocation Balanced Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$3,791,557*	Payables	$1,045,041
Foreign exchange
contracts	Receivables	841,086	Payables	751,858
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	3,397,279*	Unrealized depreciation	14,307,602*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	7,726,968*	Unrealized depreciation	17,692,767*
Total		$15,756,890		$33,797,268

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(1,497,364)	$(1,497,364)
Foreign exchange contracts	(617,763)	—	(3,573,526)	—	$(4,191,289)
Equity contracts	(169,498)	6,453,333	—	703,057	$6,986,892
Interest rate contracts	—	(331,267)	—	(8,621,180)	$(8,952,447)
Total	$(787,261)	$6,122,066	$(3,573,526)	$(9,415,487)	$(7,654,208)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$287,841	$287,841
Foreign exchange
contracts	—	(26,478)	—	2,325,171	—	$2,298,693
Equity contracts	31,376	—	(27,777,344)	—	2,471,416	$(25,274,552)
Interest rate
contracts	—	—	(4,761,435)	—	(4,157,613)	$(8,919,048)
Total	$31,376	$(26,478)	$(32,538,779)	$2,325,171	$(1,398,356)	$(31,607,066)

Dynamic Asset Allocation Balanced Fund 123

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Centrally cleared interest rate swap
contracts§	$—	$—	$387,142	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$387,142
OTC Total return swap contracts*#	—	—	—	—	—	—	—	3,055,172	—	—	—	—	—	—	—	—	3,055,172
Centrally cleared total return swap
contracts§	—	—	127,814	—	—	—	—	—	—	—	—	—	—	—	—	—	127,814
OTC Credit default contracts —
protection sold *#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	350,772	376,193	466,106	—	—	277,430	63,885	440,221	—	—	—	1,974,607
Centrally cleared credit default
contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	2,572,815	—	—	—	—	—	—	793,524	—	—	—	—	—	3,366,339
Forward currency contracts#	103,695	—	—	—	4,442	—	—	—	181,152	161,820	—	—	—	256,962	132,206	809	841,086
Total Assets	$103,695	$—	$514,956	$2,572,815	$4,442	$350,772	$376,193	$3,521,278	$181,152	$161,820	$1,070,954	$63,885	$440,221	$256,962	$132,206	$809	$9,752,160
Liabilities:
Centrally cleared interest rate swap
contracts§	—	—	397,041	—	—	—	—	—	—	—	—	—	—	—	—	—	397,041
OTC Total return swap contracts*#	—	—	—	—	—	—	—	3,057,788	—	—	—	—	—	—	—	—	3,057,788
Centrally cleared total return swap
contracts§	—	—	34,891	—	—	—	—	—	—	—	—	—	—	—	—	—	34,891
OTC Credit default contracts —
protection sold *#	39,363	18,168	—	—	—	378,972	151,714	275,356	—	—	30,235	—	151,233	—	—	—	1,045,041
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default
contracts§	—	—	36,532	—	—	—	—	—	—	—	—	—	—	—	—	—	36,532
Futures contracts§	—	—	—	112,607	—	—	—	—	—	—	132,282	—	—	—	—	—	244,889
Forward currency contracts#	3,573	—	—	—	—	—	—	—	—	41,995	—	—	37,888	89,053	462,181	117,168	751,858
Total Liabilities	$42,936	$18,168	$468,464	$112,607	$—	$378,972	$151,714	$3,333,144	$—	$41,995	$162,517	$—	$189,121	$89,053	$462,181	$117,168	$5,568,040
Total Financial and Derivative
Net Assets	$60,759	$(18,168)	$46,492	$2,460,208	$4,442	$(28,200)	$224,479	$188,134	$181,152	$119,825	$908,437	$63,885	$251,100	$167,909	$(329,975)	$(116,359)	$4,184,120
Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$(28,200)	$224,479	$188,134	$120,000	$119,825	$245,000	$63,885	$251,100	$120,915	$(323,901)	$(110,989)
Net amount	$60,759	$(18,168)	$46,492	$2,460,208	$4,442	$—	$—	$—	$61,152	$—	$663,437	$—	$—	$46,994	$(6,074)	$(5,370)

124 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 125

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	Total
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$320,000	$250,000	$120,000	$190,000	$245,000	$146,759	$313,000	$120,915	$—	$—	$1,705,674
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$(805,899)	$—	$(29,997)	$—	$—	$—	$—	$(3,911,279)	$—	$—	$—	$(323,901)	$(110,989)	$(5,182,065)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $13,508,368 and $6,859,671, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023.ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

126 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 127

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

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Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

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Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

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128 Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Liaquat Ahamed	BSA Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisors	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 23, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 23, 2022